UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material under § 240.14a-12
CORONADO GLOBAL RESOURCES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000
April 13, 2023
To Our Stockholders:
We are pleased to invite you to attend the Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on May 25, 2023, at 10:00 A.M., Australian Eastern Standard Time (or May 24, 2023, at 8:00 P.M., U.S. Eastern Time) at https://meetnow.global/MKTR2MJ. All dates herein refer to U.S. Eastern Time, unless noted otherwise.
We will provide access to our proxy materials over the internet at www.investorvote.com.au by mailing our stockholders, which term includes holders of CHESS Depositary Interests, or CDIs, a Notice of Internet Availability of Proxy Materials on April 13, 2023. The Notice of Internet Availability of Proxy Materials provides information on how stockholders can obtain paper copies of our proxy materials, if they so choose. This method expedites the receipt of your proxy materials and lowers the costs of our Annual General Meeting.
The Company ended 2022 with record financial results, delivered record dividends to stockholders and continued to maintain a very strong and secure balance sheet. Excellent 2022 stockholder returns are in part due to the improved market conditions year-on-year, but also due to the significant work undertaken by the Company in progressing strategic initiatives that are coming to fruition. Our record financial results and returns have occurred despite the impacts to production from considerable wet weather conditions in Queensland and global economic circumstances that have driven significantly higher inflation. I remain extremely confident in our ability to address all challenges presented to the Company and in our ability to continue to provide enhanced value and returns to all stockholders.
As we are incorporated in the State of Delaware, United States of America, the Annual General Meeting will be held in accordance with the laws of the State of Delaware. We are holding a virtual meeting this year because it enables greater stockholder access, attendance and participation, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces costs.
Stockholders, or their appointed proxies, will be able to listen, vote and submit questions from any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.
The following pages include a formal notice of the meeting and the Company’s proxy statement. The matters to be approved by the Company’s stockholders include the election of directors, approval of named executive officer compensation, ratification of the appointment of the Company’s principal accounting firm for the year ended December 31, 2023, approval of the Company’s amended 2018 Equity Incentive Plan and approval of the Coronado Global Resources Inc. Employee Stock Purchase Plan. These materials describe the matters on the agenda for the Annual General Meeting and provide details regarding attendance at the Annual General Meeting. Please read these materials so that you will know precisely what we plan to do at the Annual General Meeting.
The presentations for the Annual General Meeting will be available online at https://meetnow.global/MKTR2MJ on the date of the Annual General Meeting. Our environmental sustainability initiatives and strategy are set out in our 2021 Sustainability Report at www.coronadoglobal.com/sustainability/. Nothing on our website, including our Sustainability Reports or sections thereof, shall be deemed incorporated by reference into this proxy statement.

It is important that your shares (or shares underlying CDIs) be represented at the meeting, regardless of whether or not you plan to attend the virtual meeting. You may vote your shares (or shares underlying CDIs) through any of the voting options available to you as described in the accompanying proxy statement and the Notice of Internet Availability of Proxy Materials, proxy card or CDI voting instruction form you receive. We hope you will exercise your rights as a stockholder.
Your directors are unanimously of the opinion that all resolutions proposed in the accompanying proxy statement are in the best interests of stockholders and the Company as a whole.
Effective as of the date of the Annual General Meeting, Gerry Spindler will retire from his position as Chief Executive Officer of the Company and be appointed to the position of Executive Chair of the Board of Directors. Douglas G. Thompson will be appointed Chief Executive Officer in accordance with the Company’s planned succession process. I will remain on the Board of Directors as Deputy Chair and Lead Independent Director. On behalf of the Board of Directors, I thank Mr. Spindler for his leadership, outstanding contributions and dedication during his 11 years as the Company’s Chief Executive Officer. The Board of Directors unanimously appointed Mr. Thompson to lead the Company at a time when we have great momentum and significant growth opportunities. In addition, the Board of Directors has nominated Mr. Thompson for election as a director at the Annual General Meeting. Sir Michael (Mick) Davis will not stand for reelection as a director upon expiration of his current term, which expires at the Annual General Meeting. Sir Mick’s decision to let his term expire and not to stand for reelection is due to his other professional obligations. On behalf of the Board of Directors, I thank Sir Mick for his service as a director of the Company and his support for the Company.
On behalf of management and our Board of Directors, we thank you for your continued support of the Company.
Sincerely,
/s/ Bill Koeck
Bill Koeck
Chair

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000
NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
To the Stockholders of Coronado Global Resources Inc.:
We are pleased to invite you to attend the Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on May 25, 2023, at 10:00 A.M., Australian Eastern Standard Time (or May 24, 2023, at 8:00 P.M., U.S. Eastern Time) at https://meetnow.global/MKTR2MJ. We are holding a virtual only meeting this year to enable greater stockholder access, attendance and participation, improve meeting efficiency and our ability to communicate effectively with our stockholders, and to reduce costs. Stockholders, which term includes holders of CHESS Depositary Interests, or CDIs, or their appointed proxies, will be able to listen, vote and submit questions from any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.
The proposals for the Annual General Meeting are as follows:
1.
the holder of our preferred stock Series A, par value $0.01 per share, will be asked to elect the director nominee designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2024 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified;

The holders of our common stock (and holders of our CDIs) will be asked to:
2.
elect each of the five director nominees of the Company named in the accompanying proxy statement to serve until the 2024 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

3.
approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.
ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

5.
approve, pursuant to and in accordance with ASX Listing Rule 7.2 (Exception 13) and for all other purposes, the issuance of up to 25,000,000 Securities (including CDIs and stock options, stock appreciation rights, restricted stock units, restricted stock and performance stock units convertible into CDIs) under the Company’s 2018 Equity Incentive Plan;

6.
approve the Coronado Global Resources Inc. Employee Stock Purchase Plan; and

7.
transact such other business as may properly come before the Annual General Meeting or any postponements or adjournments thereof.

Stockholders who held our common stock at the close of business on April 11, 2023 are entitled to receive notice of, attend and vote at the Annual General Meeting. Whether or not you plan to join the virtual Annual General Meeting, to ensure that your shares (or shares underlying your CDIs) are represented at the Annual General Meeting, please vote your shares (or shares underlying your CDIs) in one of the manners described in the accompanying proxy materials.
Stockholders may vote their shares by telephone, by signing, dating and returning their proxy card, or at the virtual Annual General Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement or the voting instructions you receive that are provided via the internet or mail.

CDI holders may instruct CHESS Depositary Nominees Pty Ltd, or CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote the shares underlying their CDIs by following the instructions on the CDI voting instruction form or online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN or other designated proxy to vote on their behalf in accordance with their written instructions.
Your vote is important.   Please vote your shares promptly to ensure the presence of a quorum during the Annual General Meeting. If you are unable to join the Annual General Meeting, you are encouraged to complete the enclosed proxy card or CDI voting instruction form and submit it as soon as possible in the envelope provided so that it is received by 10:00 A.M., Australian Eastern Standard Time, on May 22, 2023 or 8:00 P.M., U.S. Eastern Time, on May 21, 2023. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on May 22, 2023 or 8:00 P.M., U.S. Eastern Time, on May 21, 2023 by following the instructions on the proxy card.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of Stockholders to Be Held on May 24, 2023:
This Notice of the Annual General Meeting of Stockholders, the accompanying proxy statement and the Company’s 2022 Annual Report to Stockholders (which includes the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 21, 2023), are available at www.investorvote.com.au.
This Notice of the Annual General Meeting of Stockholders is accompanied by the proxy statement, a form of proxy card and a CDI voting instruction form, which all form part of this Notice.
The Board of Directors unanimously recommends that the stockholders of the Company vote their shares (or shares underlying CDIs) as follows:
“FOR” the election, by the holder of our preferred stock Series A, par value $0.01 per share, of the director nominee of the Company designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2024 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified;
“FOR” the election, by the holders of our common stock (and CDIs), of each of the five director nominees of the Company named in the accompanying proxy statement to serve until the 2024 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;
“FOR” the approval, on a non-binding advisory basis, of our named executive officers’ compensation;
“FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
“FOR” the approval of the issuance of up to 25,000,000 Securities under the 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2 (Exception 13) and for all other purposes; and
“FOR” the approval of the Coronado Global Resources Inc. Employee Stock Purchase Plan.
By Order of the Board of Directors,
/s/ Christopher P. Meyering
Christopher P. Meyering
Vice President, Chief Legal Officer and Secretary
Beckley, West Virginia
April 13, 2023

IMPORTANT INFORMATION ABOUT THE COMPANY’S VIRTUAL ANNUAL
GENERAL MEETING OF STOCKHOLDERS
Important Information about the Company’s Virtual Annual General Meeting
The 2023 Annual General Meeting of stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, will be held on May 24, 2023. The Annual General Meeting will be conducted online only, via a live webcast. Stockholders of record at the close of business on April 11, 2023 are entitled to participate in the Annual General Meeting. Below are answers to some frequently asked questions about the virtual Annual General Meeting format.
Why did the Board of Directors decide to adopt a virtual format for the Annual General Meeting?
Our Annual General Meeting will be a virtual meeting format only where stockholders, which term includes holders of CHESS Depositary Interests, or CDIs, will participate by accessing a website using the internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholders’ access, attendance and participation at our Annual General Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual General Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting also provides an additional opportunity for stockholders to communicate with the Board of Directors by submitting questions before and during the meeting through the virtual meeting platform. A virtual meeting also eliminates many of the costs associated with hosting a physical meeting, which will benefit both our stockholders and the Company.
How can I view and participate in the Annual General Meeting?
All of our stockholders are invited to attend the Annual General Meeting.
Stockholders can watch and participate in the virtual Annual General Meeting via the online platform by visiting https://meetnow.global/MKTR2MJ and entering your stockholder control number provided on your proxy card.
If you participate in the virtual Annual General Meeting as a proxyholder (including a CDI holder who has appointed themselves as proxy of CHESS Depositary Nominees Pty Ltd, or CDN), you can log into the Annual General Meeting by entering a unique email invitation link, which can be obtained by contacting Computershare Investor Services at legalproxy@computershare.com prior to 7:00 A.M., Australian Eastern Standard Time on May 23, 2023 (or 5:00 P.M., U.S. Eastern Time, on May 22, 2023).
Note that stockholders (and CDI holders, as per the instructions on the CDI voting instruction form) who wish to appoint a third party proxyholder to represent them at the Annual General Meeting and attend online must appoint their proxyholder prior to the proxyholder registering for online access. CDI holders may do this by following the instructions on the CDI voting instruction form. For online access, the proxyholder must obtain a unique email invitation link by contacting Computershare Investor Services at legalproxy@computershare.com prior to 7:00 A.M., Australian Eastern Standard Time on May 23, 2023 (or 5:00 P.M., U.S. Eastern Time, on May 22, 2023).
If you would like to attend the virtual Annual General Meeting as a CDI holder (and have not appointed yourself or someone else as CDN’s proxy), you can log into the Annual General Meeting as a guest, by entering your name and email address in the respective fields.
Note that CDI holders may not vote online at the Annual General Meeting unless they have nominated themselves to be appointed as CDN’s proxy prior to the Annual General Meeting. CDI holders are encouraged to use their CDI voting instruction form to direct CDN to vote their CDIs by 10:00 A.M. Australian Eastern Standard Time on May 22, 2023 (or 8:00 P.M., U.S. Eastern Time, on May 21, 2023).
For full details on how to log in, please refer to the Online Meeting Guide available at https://coronadoglobal.com/.

i

When can I join the virtual Annual General Meeting?
You may log into the Annual General Meeting platform beginning at 9:00 A.M., Australian Eastern Standard Time on May 25, 2023 (or 7:00 P.M., U.S. Eastern Time, on May 24, 2023). The Annual General Meeting will begin promptly at 10:00 A.M., Australian Eastern Standard Time (or 8:00 P.M., U.S. Eastern Time).
How can I ask questions?
We encourage stockholders to submit their questions in advance of the Annual General Meeting by visiting www.investorvote.com.au. Questions can also be submitted by stockholders, or their appointed proxies, at any time during the Annual General Meeting through the Annual General Meeting’s virtual meeting platform. To ask a question during the Annual General Meeting, press on the speech bubble icon. This will open a new screen. At the bottom of that screen, there will be a section for you to type your question. Once you have finished typing, please hit the arrow symbol to send.
Note that only stockholders, or their appointed proxies, will have access to the voting and question functions on the Annual General Meeting’s virtual meeting platform. Therefore, CDI holders, who have not nominated themselves to be appointed as CDN’s proxy prior to the Annual General Meeting, may not vote, or ask questions, online during the Annual General Meeting. We encourage all stockholders (including CDI holders) to submit your questions in advance of the Annual General Meeting by visiting www.investorvote.com.au.
What if I lost my control number?
You will be able to log in as a guest. To view the Annual General Meeting webcast, visit https://meetnow.global/MKTR2MJ and register as a guest. However, if you log in as a guest, you will not be able to vote your shares or submit questions during the Annual General Meeting.
What if I have technical or logistical difficulties?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual General Meeting. If you encounter any difficulties accessing the Annual General Meeting during the check-in or meeting time, please call 1-888-724-2416 (if in the U.S.) or +61 3 9415 4024 (if in Australia) for assistance. Technical support will be available starting one hour before the start of the Annual General Meeting and will remain available for 30 minutes after the Annual General Meeting has finished.
Where can I find additional information?
Additional information regarding the ability of stockholders to ask questions during the Annual General Meeting, related rules of conduct, and procedures for posting appropriate questions received during the Annual General Meeting will be available two weeks prior to the Annual General Meeting at https://coronadoglobal.com/. Similarly, matters addressing technical and logistical issues, including accessing the Annual General Meeting’s virtual meeting platform, webcasting arrangements and recordings will be available on our investor relations page one week prior to the Annual General Meeting at https://coronadoglobal.com/.
What if I have additional questions?
You may call investor relations at +61 7 3031 7777 or contact investors@coronadoglobal.com.
Our Commitment to Transparency
If there are questions pertinent to Annual General Meeting matters that cannot be answered during the Annual General Meeting, management will post answers to a representative set of such questions on the investor relations page of the Company’s website (https://coronadoglobal.com/investor-centre/). The questions and answers and a replay of the Annual General Meeting will be available as soon as practicable after the Annual General Meeting and will remain available for two weeks after posting.

2023 PROXY STATEMENT
Unless otherwise noted, references in this proxy statement to “we,” “us,” “our,” “Company,” or “Coronado” refer to Coronado Global Resources Inc. and its consolidated subsidiaries and associates, unless the context indicates otherwise. In addition, all dollar amounts contained herein are expressed in United States dollars, or US$, except where otherwise stated. References to “A$” are references to Australian dollars, the lawful currency of the Commonwealth of Australia. This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s 2023 Annual General Meeting of Stockholders, or the Annual General Meeting, to be conducted virtually via live webcast on May 25, 2023, at 10:00 A.M., Australian Eastern Standard Time (or May 24, 2023, at 8:00 P.M., U.S. Eastern Time). This proxy statement contains important information regarding the Annual General Meeting. You should review this information, along with the Notice of the Annual General Meeting of Stockholders and Coronado’s 2022 Annual Report to Stockholders, or the Proxy Annual Report, before voting. The Proxy Annual Report includes the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, or SEC, on February 21, 2023.
You may vote if you were a stockholder of record at the close of business on April 11, 2023, or the record date, for the Annual General Meeting. CHESS Depositary Interest, or CDI, holders as of the record date are entitled to receive notice of and attend the Annual General Meeting and may direct CHESS Depositary Nominees Pty Ltd, or CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote the shares underlying their CDIs at the Annual General Meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.
Our proxy materials are first being made available to all stockholders (which term includes CDI holders) entitled to vote on or about April 13, 2023.

PROPOSALS 1 AND 2. ELECTION OF DIRECTOR NOMINEES	1
PROPOSAL 3. ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION	5
PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	6
PROPOSAL 5. APPROVAL OF THE ISSUANCE OF UP TO 25,000,000 SECURITIES UNDER THE 2018 EQUITY INCENTIVE PLAN PURSUANT TO ASX LISTING RULE 7.2 (EXCEPTION 13) AND FOR ALL OTHER PURPOSES	7
PROPOSAL 6. APPROVAL OF CORONADO GLOBAL RESOURCES INC. EMPLOYEE STOCK PURCHASE PLAN	14
EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	18
EXECUTIVE COMPENSATION	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	53
DELINQUENT SECTION 16(a) REPORTS	55
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	56
AUDIT COMMITTEE REPORT	58
STOCKHOLDERS’ PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING	59
GENERAL INFORMATION	60
HOUSEHOLDING	61
VOTING INFORMATION	62
APPENDIX A — CORONADO GLOBAL RESOURCES INC. 2018 EQUITY INCENTIVE PLAN	A-1
APPENDIX B — CORONADO GLOBAL RESOURCES INC. EMPLOYEE STOCK PURCHASE PLAN	B-1

PROPOSALS 1 AND 2. ELECTION OF DIRECTOR NOMINEES
The following qualified individuals have been nominated for election to the Board of Directors and possess skills we believe align with our business and strategy:
Name	Age	Position(s)(1)
William (Bill) Koeck	70	Chair
Garold Spindler	75	Managing Director and Chief Executive Officer
Philip Christensen	68	Director
Greg Pritchard	60	Director
Douglas G. Thompson	50	Chief Operating Officer, Australia
Laura Tyson	51	Director

(1)
Information is as of the record date. See “Management Transition” below for additional information.

Management Transition
On January 15, 2023, at the recommendation of the Compensation and Nominating Committee, the Board of Directors appointed Garold Spindler, the Company’s current Managing Director and Chief Executive Officer, to the position of Executive Chair, with such appointment to be effective immediately following the Annual General Meeting, or the Effective Date. If reelected as a director at the Annual General Meeting, Mr. Spindler will serve as the Executive Chair of the Board of Directors. In connection with Mr. Spindler’s appointment as Executive Chair, on January 15, 2023, at the recommendation of the Compensation and Nominating Committee, the Board of Directors appointed William (Bill) Koeck, the current Chair of the Board of Directors, to serve as the Deputy Chair and Lead Independent Director of the Board of Directors, effective as of the Effective Date. If reelected as a director at the Annual General Meeting, Mr. Koeck will serve as the Deputy Chair and Lead Independent Director of the Board of Directors. On January 15, 2023, the Board of Directors appointed Douglas G. Thompson, the Company’s current Chief Operating Officer, Australia, to the position of Chief Executive Officer, effective as of the Effective Date. The Board of Directors, at the recommendation of the Compensation and Nominating Committee, has nominated Mr. Thompson for election as a director at the Annual General Meeting.
Director Nominees
The size of our Board of Directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, The Energy & Minerals Group, or EMG, and funds managed by EMG, which we refer to, collectively, as the EMG Group, or a permitted transferee thereof, is provided with Board of Directors designation rights tied to the level of the EMG Group’s aggregate beneficial ownership of shares of our common stock. See “Board of Directors” for information regarding the director nomination and election rights of the EMG Group.
The Company has received a notice from the EMG Group that they have nominated Ms. Laura Tyson for reelection at the Annual General Meeting. At the Annual General Meeting, the holder of our issued share of preferred stock Series A, par value $0.01 per share, or the Series A Share, will be asked to elect the director nominee designated by the EMG Group, and holders of our common stock will be asked to elect five director nominees. If each of the persons listed below is elected, the size of our Board of Directors will be six directors pursuant to our certificate of incorporation.
The stockholders are being asked to elect each of the persons listed below to serve until the 2024 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified. Except for Mr. Thompson, all director nominees currently serve as directors whose terms expire at the Annual General Meeting. Mr. Thompson was recommended to the Compensation and Nominating Committee as a director nominee by Mr. Spindler. Each of the director nominees have agreed to being named in this proxy statement and to serve as a director if elected at the Annual General Meeting. Our Board of Directors has nominated these director nominees (except for Ms. Laura Tyson) following the recommendation of the Compensation and Nominating Committee of the Board of Directors. On January 9, 2023,

Sir Michael (Mick) Davis notified the Board of Directors that he would not stand for reelection as a director upon expiration of his current term at the Annual General Meeting.
Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “FOR” each of the nominees in the election of directors. For CDI holders, if you do not submit your CDI voting instruction form and direct CDN on how to vote your shares underlying CDIs, the shares underlying your CDIs will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. If any nominee should become unable or unwilling for good cause to serve as a director if elected, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the director nominees from serving on our Board of Directors.
The following provides information with respect to each nominee for election as a director. It includes the specific experience, qualifications and skills considered by the Compensation and Nominating Committee and/or the Board of Directors in assessing the appropriateness of the person to serve as a director.
Director Nominee to Be Elected by the Holder of the Series A Share
Laura Tyson, Director
Ms. Tyson joined our Board of Directors on September 21, 2018, as a designee of the EMG Group. Ms. Tyson is currently a board member for several EMG portfolio companies, including Ascent Resources LLC and Heritage NonOp Holdings, LLC. Ms. Tyson serves as a Managing Director, the Chief Operating Officer and General Counsel and Secretary for EMG. She has over 25 years’ experience working on corporate and securities transactions. Prior to joining EMG in February 2014, Ms. Tyson was a Partner at Baker Botts L.L.P., a law firm, and was a member of the Master Limited Partnership, Energy and Private Equity practice groups. While at Baker Botts L.L.P., Ms. Tyson’s practice focused on the energy sector and master limited partnerships, including those engaged in coal mining, pipeline transportation and gathering, storage, oil and gas exploration and production, compression, shipping and propane, and she served as outside counsel to EMG on both portfolio company investments and co-investment structuring beginning in 2008. Ms. Tyson earned a B.S. in Economics and Finance from McNeese State University and a J.D. from the University of Houston Law Center.
Ms. Tyson was selected to serve on our Board of Directors because of her extensive knowledge and understanding of our business and operations.
The Board of Directors unanimously recommends that the holder of the Series A Share vote “FOR” the election of the director nominee designated by the EMG Group listed above to serve until the 2024 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified.
Nominees for Election as Directors to Be Elected by Holders of Our Common Stock
William (Bill) Koeck, Chair
Mr. Koeck joined our Board of Directors on September 21, 2018. Mr. Koeck has over 40 years’ experience in mergers and acquisitions, or M&A, equity capital markets, private equity, restructuring and workouts, company and securities law and corporate governance. Mr. Koeck retired as a partner of global law firm Ashurst in 2016 after serving as Head of Mergers and Acquisitions and as Head of Corporate in another law firm. Since 2015, he has been a member of the Takeovers Panel, which is the primary forum for resolving disputes about Australian public company and fund takeovers, an Australian government statutory appointment. Mr. Koeck has been a senior lecturer in post-graduate corporate and securities law in the Law Faculty at The University of Sydney for over 20 years. Mr. Koeck has had extensive involvement as legal counsel in the mining, energy and steel industries including the coal industry in Australia and North America. Mr. Koeck earned a Bachelor of Laws — LLB and a Master of Laws — LLM (Hons) from The University of Sydney and a Diploma of Applied Corporate Finance (ASIA).

Mr. Koeck was selected to serve on our Board of Directors because of his extensive involvement as legal counsel in the steel and resources industry, including the coal industry. Mr. Koeck will serve as the Deputy Chair and Lead Independent Director of the Board, effective as of the Effective Date.
Garold Spindler, Managing Director and Chief Executive Officer
Mr. Spindler served as the Chief Executive Officer of Coronado Group LLC from its formation in 2011 until October 2018. He served as the Chief Executive Officer at Coronado Group HoldCo LLC from December 2017 until August 2018. Mr. Spindler has served as our Managing Director and Chief Executive Officer since August 2018. Mr. Spindler has 50 years’ experience in the coal industry and has held several key executive positions at some of the world’s largest coal companies, including Chief Executive Officer of UK Coal, President and Chief Executive Officer of Amax Coal Company (U.S.), and President and Chief Executive Officer of Pittston Coal Company. Mr. Spindler earned both a B.S. and M.S. in Mining Engineering from West Virginia University, and a Masters of Management from Stanford University.
Mr. Spindler was selected to serve on our Board of Directors because of his extensive knowledge and experience in the coal industry. Mr. Spindler will serve as Executive Chair, effective as of the Effective Date.
Philip Christensen, Director
Mr. Christensen joined our Board of Directors on September 21, 2018. Since February 2023, Mr. Christensen has served as Executive Director of New Wilkie Energy Group Ltd., a coal mining company. Since August 2018, Mr. Christensen has served as Chair of EcoJoule Energy Holdings Pty Ltd., a manufacturer of power electronics products and technologies for the grid. Since 2017, Mr. Christensen has served as the sole partner of Christensen Legal Pty Ltd, or Christensen Legal, a Brisbane-based boutique law firm practicing general corporate law. In addition, Mr. Christensen’s prior board service includes Dover Castle Metals Pty Ltd., a mineral exploration company, from July 2021 until August 2022, Aston Resources Limited, an Australian coal mining, exploration and development company, from 2010 until 2012 and Whitehaven Coal Limited, an Australian coal mining company, from 2012 until 2014. Mr. Christensen has more than 30 years’ experience in corporate M&A and was a partner at Herbert Smith Freehills, a law firm, for 23 years, which predominantly advises companies within the resources sector. Mr. Christensen earned both a Bachelor of Commerce and Bachelor of Laws degrees from the University of New South Wales. He is a solicitor admitted to practice in Queensland and the High Court of Australia.
Mr. Christensen was selected to serve on our Board of Directors because of his experience on the board of directors of coal mining and resource companies and his experience as legal counsel in the mining industry.
Greg Pritchard, Director
Mr. Pritchard joined our Board of Directors on September 21, 2018. Mr. Pritchard was Managing Director and the Chief Executive Officer of Energy Developments Limited, a global producer of sustainable distributed energy, from December 2007 until October 2016, having joined the company as Finance Director in June 2001. Mr. Pritchard previously served as Chief Financial Officer of QCT Resources Limited, a coal production and distribution company, and as Chief Financial Officer QNI Limited, an Australian nickel and cobalt refinery. Mr. Pritchard previously held senior positions at KPMG in London and Europe, a global audit, tax and advisory services provider, and Wardley James Capel (now known as HSBC Securities Asia Limited), a stock brokerage services provider, in Australia, the United Kingdom and Europe. Mr. Pritchard is a Fellow of Chartered Accountants Australia & New Zealand and earned a Bachelor of Commerce from The University of Melbourne and a Master of Applied Finance from Macquarie University.
Mr. Pritchard was selected to serve on our Board of Directors because of his extensive experience in finance and service with companies in the energy sector.
Douglas G. Thompson, Chief Operating Officer, Australia
Mr. Thompson has served as the Chief Operating Officer, Australia since September 2021. Mr. Thompson has more than 25 years’ experience in the mining industry, including as Managing Director and Chief

Executive Officer of Thiess Pty Ltd, an affiliate of the CIMIC Group, an engineering-led construction and mining services company, from October 2017 to July 2021. Prior to his role of Managing Director and Chief Executive Officer, Mr. Thompson held leadership positions within the CIMIC Group of Companies, including CPB Contractor, Sedgman and Thiess Pty Ltd. Prior to joining the CIMIC Group, Mr. Thompson held senior roles with Gold Fields Limited, a gold mining company, which is headquartered in South Africa. Mr. Thompson holds a National Higher Diploma in Mechanical Engineering from Cape Peninsula University of Technology, a Bachelor of Science (Honors) Engineering Mining from the University of Witwatersrand and has completed an International Executive Development Program with the University of Cambridge and the University of Witwatersrand. Mr. Thompson is also a Chartered Professional Engineer and Fellow of Engineers Australia and AusIMM.
Mr. Thompson was selected to serve on our Board of Directors because of his extensive knowledge and experience in the coal industry. Mr. Thompson will serve as Chief Executive Officer of the Company, effective as of the Effective Date.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the election of each of the five director nominees of the Company listed above to serve until the 2024 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified.

PROPOSAL 3. ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A(a)(1) of the Securities Exchange Act of 1934, or the Exchange Act, we are providing our stockholders the opportunity to cast a non-binding, advisory vote on the compensation of the Company’s named executive officers, or NEOs, as disclosed in this proxy statement, or Say-on-Pay vote. The Company conducts annual Say-on-Pay votes and the next Say-on-Pay vote will occur at the 2024 annual general meeting of stockholders.
As described below under “Executive Compensation,” we seek to provide compensation to each NEO that is designed to attract and retain qualified executive officers and to incentivize them to create sustainable performance. Our compensation program is designed to reward both individual and Company performance, while aligning the financial interests of each NEO with the interests of our stockholders. The Compensation and Nominating Committee sets compensation for each NEO at a level it believes is appropriate considering each NEO’s current compensation levels, peer group benchmarking, and, other than with respect to his own compensation, recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance, as well as competitive market data.
This Say-on-Pay vote is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs, as described below under “Executive Compensation.” We are asking our stockholders to approve the following advisory resolution at our Annual General Meeting:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
As an advisory vote, the stockholder (or CDI holder) vote on named executive officer compensation is not binding on the Company or the Board of Directors. However, the Compensation and Nominating Committee and the Board of Directors value the opinions of the stockholders (and CDI holders) and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the approval, on a non-binding advisory basis, of our named executive officers’ compensation.

PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023
The Audit, Governance and Risk Committee, or Audit Committee, has appointed Ernst & Young, or EY, to serve as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Although we are not required to seek stockholder approval of this appointment, we intend to seek stockholder approval of our registered public accounting firm annually. No determination has been made as to what action the Audit Committee would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in our best interests. We expect that representatives of EY will be present at the Annual General Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Audit Fees
The following tables present fees for professional services rendered by EY for the fiscal periods indicated:
	Fees
Service	2022	2021
Audit Fees(1)	$2,425,500	$2,425,000
Audit-Related Fees(2)	$212,500	$356,268
Tax Fees(3)	$172,000	$104,663
All Other Fees	—	—

(1)
Audit fees consist of fees billed, or to be billed, for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting as of and for the fiscal year ended December 31, 2022 and 2021, respectively, and reviews of our interim financial statements included in quarterly reports and services normally provided by our independent registered public accounting firm in connection with statutory filings. For the fiscal year ended December 31, 2022 and 2021, EY was also required to audit, and attest to, our management’s report on internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees consist of fees billed, or to be billed, related to agreed-upon procedures and services normally provided by our independent registered public accounting firm in connection with regulatory filings.

(3)
Tax fees consist of fees billed, or to be billed, related to tax compliance matters, tax advisory services and routine on-call advice.

The Audit Committee has adopted an audit and non-audit services pre-approval policy that requires the Audit Committee to pre-approve services to be provided by the Company’s independent registered public accounting firm. The Audit Committee will consider whether the services to be provided by the independent registered public accounting firm are prohibited by the SEC’s rules on auditor independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service. The Audit Committee is mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services. The Audit Committee has delegated to the Chair of the Audit Committee pre-approval authority between Audit Committee meetings, and the Chair must report any pre-approval decisions to the Audit Committee at the next regularly scheduled Audit Committee meeting. All non-audit services performed by EY in 2022 were pre-approved in accordance with the procedures established by the Audit Committee.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 5. APPROVAL OF THE ISSUANCE OF UP TO 25,000,000 SECURITIES UNDER THE 2018 EQUITY INCENTIVE PLAN PURSUANT TO ASX LISTING RULE 7.2 (EXCEPTION 13) AND FOR ALL OTHER PURPOSES
2018 Equity Incentive Plan
In connection with the completion of the Company’s initial public offering in 2018, the Company implemented the Coronado Global Resources Inc. 2018 Equity Incentive Plan, or the 2018 Plan, which is designed to align compensation for certain key executives with the performance of the Company. The 2018 Plan provides for the grant of awards including CDIs and stock options, stock appreciation rights, restricted stock units, restricted stock and performance stock units convertible into CDIs, such CDIs and other equity awards are referred to, collectively, as Securities in Proposal 5. For the avoidance of doubt, the term Equity Securities (as defined below) includes the Securities.
The 2018 Plan is designed to align the interests of eligible participants more closely with the interests of the Company by providing an opportunity for eligible participants to receive an equity interest in the Company.
Proposal 5 seeks approval from stockholders to adopt the 2018 Plan for the purposes of Listing Rule 7.2, Exception 13 for the issuance of Securities under the 2018 Plan in the three years following the date of the Annual General Meeting.
The 2018 Plan is intended to assist the Company to attract and retain key employees. The Board believes that grants made to eligible participants under the Plan will provide a powerful tool to underpin the Company’s employment and engagement strategy, and that the 2018 Plan will assist with:
•
attracting, motivating and retaining employees;

•
delivering rewards to employees for individuals and Company performance; and

•
aligning the interests of employees with those of stockholders.

A summary of the terms of the 2018 Plan is set out below. A copy of the 2018 Plan rules was released to the ASX on October 23, 2018 in connection with the Company’s 2018 initial public offering on the ASX. A copy of the 2018 Plan is attached as Appendix A to this proxy statement.
If Proposal 5 is not passed, the Company may still issue Securities under the 2018 Plan, however those issues will count towards the Company’s 15% placement capacity under ASX Listing Rule 7.1.
ASX Listing Rule 7.1 and ASX Listing Rule 7.2, Exception 13
ASX Listing Rule 7.1 provides that the Company must not (subject to specified exceptions), without the approval of stockholders, issue or agree to issue during any 12 month period any ‘Equity Securities’ (as that term is defined in the ASX Listing Rules) if the number of those Securities exceeds 15% of the number of CDIs on issue at the commencement of that 12 month period.
ASX Listing Rule 7.2, Exception 13 provides an exception to ASX Listing Rule 7.1. The effect of stockholder approval under ASX Listing Rule 7.2, Exception 13 is that any issuances of Securities under the 2018 Plan are treated as having been made with the approval of stockholders for the purposes of ASX Listing Rule 7.1. Approval under ASX Listing Rule 7.2, Exception 13 lasts for a period of three years.
In accordance with ASX Listing Rule 7.2, Exception 13, the following information is provided:
•
a summary of the terms of the 2018 Plan is set out below;

•
as of the date of this document, the number of Securities issued under the 2018 Plan since the Company has been listed is 25,014,577 (for the avoidance of doubt, this figure is denominated in CDIs);

•
the maximum number of Equity Securities proposed to be issued under the 2018 Plan following approval of Proposal 5 by stockholders is 25,000,000 (for the avoidance of doubt, this figure is denominated in CDIs); and

•
a voting exclusion statement in respect of Proposal 5 is set out below.

Voting Exclusion
In accordance with ASX Listing Rule 14.11, the Company will disregard any votes cast in favor of Proposal 5 by or on behalf of a person who is eligible to participate in the 2018 Plan, or any associates of those persons. However, this does not apply to a vote cast in favor of the proposal by:
•
a person as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with directions given to the proxy or attorney to vote on the proposal in that way;

•
the Chair as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the Chair to vote on the proposal as the Chair decides; or

•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•
the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

New Plan Benefits.   It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2018 Plan because the grant and actual settlement of awards under the 2018 Plan are subject to the discretion of the plan administrator.
Summary of Material Terms of the 2018 Plan
The following summary describes the material terms of the 2018 Plan. This summary is not intended to be exhaustive and is qualified in its entirety by reference to the terms of the 2018 Plan, a copy of which is attached as Appendix A to this proxy statement.
Purpose.   The purpose of the 2018 Plan is to attract, retain and motivate key employees and consultants, to align the interests of such persons with our stockholders, and to promote ownership of our equity.
Persons Eligible for Awards.   Employees and consultants are eligible for awards under the 2018 Plan. As of March 31, 2023, the Company had approximately 1,739 employees and eight consultants eligible for awards under the 2018 Plan. The basis for participation in the 2018 Plan by eligible persons is the selection of such persons by our Compensation and Nominating Committee (or its authorized delegate) at its discretion.
Administration; Effectiveness.   The 2018 Plan will generally be administered by the Compensation and Nominating Committee. The Compensation and Nominating Committee may delegate its powers, responsibility or duties to any person who is not a member of such committee, or to any administrative group within the Company. The Compensation and Nominating Committee, or its authorized delegate, is referred to in this Proposal 5 as the “Committee.” The Committee has the authority to construe, interpret and implement the 2018 Plan and all award agreements under the 2018 Plan. Any determination by the Committee under the 2018 Plan will be final, binding and conclusive. The 2018 Plan is effective as of September 21, 2018. The Board retains the right to grant awards under the 2018 Plan and administer the 2018 Plan from time to time and at its discretion.
Shares Available for Awards under the 2018 Plan.   The total number of shares that are available for awards under the 2018 Plan is such maximum amount permitted by law and the ASX Listing Rules.
Repricing.   Subject to the ASX Listing Rules and certain adjustments that the Committee may make under the 2018 Plan, reducing the exercise price of stock options or stock appreciation rights issued and outstanding under the 2018 Plan, including through amendment, cancellation in exchange for the grant of a substitute award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of our stockholders.
Types of Awards Under the Plan.   Pursuant to the 2018 Plan, we may grant stock options (including “incentive stock options” as defined in Section 422 of the Code), stock appreciation rights, restricted shares or CDIs, restricted stock units, dividend equivalent rights, and performance-based awards or other equity-based or equity-related awards (including performance stock units, or PSUs), that the Committee determines to be consistent with the purposes of the 2018 Plan and our interests.
Each grant of an award under the 2018 Plan will be evidenced by an award agreement or agreements, which will contain such provisions and conditions as the Committee may determine, consistent with the 2018 Plan. Those provisions and conditions include the number of shares of our common stock subject to each award and vesting terms that apply to such awards. A brief description of the types of awards that may be granted under the 2018 Plan is set forth below.
Stock Options.   Stock options represent a right to purchase CDIs or common shares, as applicable, at a specified price for a specified time period. Stock options granted under the 2018 Plan may be either incentive stock options or non-qualified stock options. Incentive stock options may be granted only to employees and are subject to additional restrictions, as described in the 2018 Plan. Except with respect to substitute awards, incentive stock options and non-qualified stock options must have an exercise price per share that is not less than the fair market value of a share of our common stock on the date of grant (or 110% of such fair market value in the case of any incentive stock options provided to a 10% stockholder). The term of a stock option may not extend more than ten years after the date of grant (or five years from the date of grant for Incentive Stock Options provided to a 10% stockholder). Stock options can be exercised upon written notice of the number of options being exercised and the payment of the full purchase price therefor in cash, official bank check or another form as determined by the Company, which may include personal check, CDIs or shares (based on the fair market value of the exercise date), other consideration approved by the Committee and permitted by applicable law, or a combination of the foregoing. The Committee may also provide for cashless exercise of options. Upon request, CDIs or common stock acquired upon exercise can be issued in the name of the grantee and another jointly with the right of survivorship.
Stock Appreciation Rights.   The 2018 Plan provides for the grant of appreciation rights. An appreciation right is a right to receive from us an amount equal to the spread between the exercise price and the value of shares of our common stock on the date of exercise. Appreciation rights can be exercised on written notice of the grantee, with the spread paid in CDIs, common stock, cash or other securities or property, or a combination thereof, as specified by the Committee.
Except in the case of an adjustment award, the exercise price of an appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The term of an appreciation right may not extend more than ten years from the date of grant. Upon request, CDIs or common stock acquired upon exercise can be issued in the name of the grantee and another jointly with the right of survivorship.
Restricted Shares or Restricted CDIs.   Restricted shares or restricted CDIs constitute an immediate transfer of the ownership of shares of our common stock or CDIs, as applicable, to the participant in consideration of the performance of services, entitling such participant to dividends, voting and other ownership rights, subject to any restrictions and conditions as determined by the Committee. During the restricted period applicable to the restricted shares or restricted CDIs, any ordinary cash dividends or other ordinary distributions paid upon any restricted share or restricted CDI will be paid to the relevant participant.
Restricted Stock Units.   Restricted Stock Units, or RSUs, awarded under the 2018 Plan constitute an unfunded and unsecured promise by us to deliver CDIs, shares, cash, or other securities, or a combination thereof, in the future to the participant in the future in consideration of the performance of services, subject to such conditions as specified by the Committee.
Dividend Equivalent Rights.   The Committee may include in any award rights to dividend equivalent rights entitling the Grantee to receive amounts equal to all or a portion of the regular cash dividends that would be paid on CDIs or shares covered by an award if the CDIs or common shares had been delivered pursuant to such award. Recipients of dividend equivalent rights will only have the rights of an unsecured creditor until the payment of such amounts. In the event dividend equivalent rights are included in an award agreement, the Committee will determine: (i) whether payments will be in cash, CDIs, shares of common stock, or in another form, (ii) whether the rights are conditioned upon the exercise of the award to which they relate (subject to applicable law), (iii) the time or times at which they will be made, and (iv) other terms and conditions as the Committee deems appropriate.

Performance-Based Awards and Other Stock-Based or Cash-Based Awards.   The Committee may, as it sees fit, grant such other types of equity-based, equity-related or cash-based awards, including the grant or sale of unrestricted CDIs, shares of common stock, performance share awards and performance units settled in cash. The Committee may tie the receipt of these awards to the achievement of certain performance goals.
Adjustments; Corporate Transactions.   The Committee will make or provide for such adjustments in the: (1) number of shares of our common stock that can be issued through incentive stock options under the 2018 Plan and (2) terms of outstanding awards, as the Committee determines to be appropriate in order to prevent dilution or enlargement of the rights of participants that otherwise would result from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of CDIs or shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure, CDIs or shares of common stock, including any extraordinary dividend or extraordinary distribution.
In the event of any such transaction or event, or in the event of a change in control (as defined in the 2018 Plan), the Committee may in its sole discretion: (i) settle such awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards, (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards, (iii) modify the terms of such awards to add events, conditions or circumstances upon which the vesting of such awards or lapse of restrictions thereon will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue after closing (as is or as adjusted by the Committee), (v) accelerate the vesting of awards in full or on a pro-rata basis as determined by the Committee or (vi) provide that for a period of at least 20 days prior to the change in control, all stock options or stock appreciation rights will be exercisable as to all CDIs and shares of common stock subject thereto.
Transferability of Awards.   Except as otherwise determined by the Committee in its discretion, no award may be transferred in any manner other than by will or by the laws of descent and distribution.
Amendment and Termination of the Plan.   Our Board of Directors generally may suspend, discontinue, revise or amend the 2018 Plan from time to time. However, no such amendment shall materially adversely impair the rights of the participants without the participant’s consent. Stockholder approval will be obtained only to the extent necessary to comply with applicable laws, regulations or rules of the securities exchange or self-regulatory agency. However, no amendment that would require stockholder approval under Section 422 of the Code will be effective without stockholder approval.
The 2018 Plan will terminate on September 20, 2028. Additionally, our Board of Directors may, in its discretion, terminate the 2018 Plan at any time. In either case, all awards will remain in effect until they have been satisfied or terminated in accordance with the terms and provisions of the 2018 Plan and the applicable award agreement.
Clawback/Recapture.   Awards granted under the 2018 Plan are subject to clawback/recapture provisions. If the Board of Directors determined a grantee has engaged in certain detrimental conduct (as described in the 2018 Plan), the Board of Directors may determine that any unvested or unexercised awards, RSUs, restricted shares and/or CDIs or shares allocated under the 2018 Plan will lapse and be deemed forfeited, and that the grantee must pay or repay all or a portion of net process of the sale of CDIs or shares allocated under the 2018 Plan, that have been sold, any cash payment received on vesting of award or in lieu of CDIs or shares and any dividends received with respect to CDIs or shares allocated under the 2018 Plan.
No Rights as a Stockholder.   No recipient of an award will have any of the rights of a stockholder of Coronado or a holder of CDIs subject to an award until the delivery of such CDIs or common shares.
Tax Withholding.   Participants are solely responsible for any applicable taxes (including penalties and interest thereon), incurred in connection with the receipt, vesting or exercise of awards. The Company may deduct or withhold from any payment or distribution to a participant (whether or not pursuant to the 2018 Plan), the Committee is permitted to require the participant to remit cash to the Company (such as through payroll deductions) or the Company may enter into other suitable arrangements to satisfy up to the maximum amount of taxes required to be withheld.
Federal Income Tax Consequences
The following is a brief summary of some of the federal income tax consequences under the 2018 Plan based on U.S. federal income tax laws currently in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposal 5 and not for 2018 Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state local or foreign tax consequences. It also only address the tax consequences with respect to participants subject to taxation in the United States.
Tax Consequences to Participants
Non-Qualified Stock Options.   In general: (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted, (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the common shares and the fair market value of the common shares, if unrestricted, on the date of exercise, and (3) at the time of sale of common shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the common shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the common shares have been held.
Incentive Stock Options.   No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option, or ISO. If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such common shares is made by such optionee within two years after the date of grant or within one year after the transfer of such common shares to the optionee, then upon sale of such common shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such common shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such common shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
Appreciation Rights.   No income will be recognized by a participant in connection with the grant of an appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.
Restricted Shares or CDIs.   In general, no income will be recognized by a participant in connection with the grant of restricted shares of CDIs, except as noted below. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares) at such time as the common shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (which we refer to as the Restrictions). However, a recipient may instead elect under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the common shares to have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such common shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
RSUs.   No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.
Performance-Based Awards.   No income generally will be recognized upon the grant of a performance-based award. Upon payment, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.
Cash-Based Awards.   Upon payment, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received.
Dividend Equivalents.   Dividend equivalents paid in cash or unrestricted shares will be taxed to the recipient at ordinary income rates when received by the participant.
Tax Consequences to the Company or Our Subsidiaries
To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million per person annual limitation on compensation to certain executives under Section 162(m) of the Internal Revenue Code.
Prior Awards Granted to Certain Persons under the 2018 Plan
The table below shows the number of awards granted under the 2018 Plan to our named executive officers and the other individuals and groups indicated below since its inception through April 1, 2023. Our non-employee directors are not eligible to receive equity awards under the 2018 Plan, so none of our current non-employee directors or non-employee director nominees have received options, RSUs or PSUs under the 2018 Plan since its inception.
Coronado Global Resources Inc. 2018 Equity Incentive Plan
Name and Position / Group	Number of CDIs Subject to Options	Number of RSUs/ PSUs(1)
Garold Spindler, Chief Executive Officer and Director Nominee	586,367	4,961,134
Gerhard Ziems, Group Chief Financial Officer	—	1,776,962
Jeffrey D. Bitzer, Chief Operating Officer, United States	—	1,171,168
Douglas G. Thompson, Chief Operating Officer, Australia and Director Nominee	—	1,191,541
Christopher P. Meyering, Vice President, Chief Legal Officer and Secretary	—	734,527
Current Executive Officers (as a group)	633,867	11,314,777
All Employees as a Group (excluding Executive Officers)	702,587	13,698,800

(1)
PSUs are disclosed at target levels.

The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the approval of the issuance of up to 25,000,000 Securities under the 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2 (Exception 13) and for all other purposes.

Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Rights or Options	Weighted Average Exercise Price per CDI(2)	Options and Rights Available for Grant(3)
Equity compensation plans approved by security holders(1)	16,239,329	$2.41	—
Equity compensation plans not approved by security holders	—	—	—
Total	16,239,329	$2.41	—

(1)
Includes the 2018 Plan and the Coronado Global Resources Inc. 2018 Non-Executive Director Plan.

(2)
Restricted stock units and performance-based awards are not taken into account in the weighted-average exercise price as such awards have no exercise price.

(3)
The number of employee options able to be granted is limited to the amount permitted to be granted at law, the ASX Listing Rules and by the limits on our authorized share capital in our certificate of incorporation. The ASX Listing Rules generally prohibits companies whose securities are quoted on ASX from issuing securities exceeding 15% of issued share capital in any 12-month period, without stockholder approval, unless waived by the ASX.

PROPOSAL 6. APPROVAL OF CORONADO GLOBAL RESOURCES INC. EMPLOYEE STOCK PURCHASE PLAN
We are requesting that our stockholders approve the Coronado Global Resources Inc. Employee Stock Purchase Plan, or the ESPP.
Key Terms of the ESPP
Our Board of Directors approved the ESPP on April 11, 2023. The ESPP allows employees in the United States and Australia to purchase CDIs (or, if applicable, shares of our common stock) on the open market through after-tax payroll deductions. Participants in the ESPP will also receive Company matching contributions from us to purchase additional CDIs under the ESPP.
Purpose
The purpose of the ESPP is to provide employees of the Company and of our subsidiaries with an opportunity to purchase CDIs through employee contributions and Company matching contributions. The ESPP is not intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The Board of Directors views the ESPP as a positive development for our stockholders, as it more closely aligns the interests of employees with interests of stockholders. Despite the fact that approval of our stockholders is not required with respect to the ESPP under the applicable ASX Listing Rules, the Board of Directors has decided to seek stockholder approval of the ESPP at this time to the extent that such approval would be required on an applicable stock exchange in the future. Seeking stockholder approval of the ESPP now would avoid any interruption in the operation of the ESPP in the event such a requirement applies to the Company in the future, which would serve the other purposes described above.
Summary of the ESPP
The following summary describes the material terms of the ESPP. This summary is not intended to be exhaustive and is qualified in its entirety by reference to the terms of the ESPP, a copy of which is attached as Appendix B to this proxy statement.
Administration.   The ESPP will be administered by our Compensation and Nominating Committee. The Compensation and Nominating Committee may delegate its administrative responsibilities and duties to any committee, person or entity in accordance with applicable law or the rules of any applicable stock exchange. The Compensation and Nominating Committee, or its authorized delegate, is referred to in this Proposal 6 as the “Committee.” The Committee has full authority to set the terms of offerings under the ESPP for each Plan Year (as defined below), adopt administrative rules and procedures and to interpret the provisions of the ESPP.
Share Limits.   All CDIs purchased under the ESPP will be CDIs purchased on the open market. To the extent that shares of our common stock become listed on a stock exchange in the U.S., then for participants in the U.S., references to CDIs under the ESPP (and in this summary) will be deemed to be references to shares of common stock listed on such exchange, as applicable, with any corresponding adjustments to reflect the relative values of CDIs and shares of common stock.
The total number of CDIs which can be purchased under the ESPP in any calendar year attributable to Company matching contributions shall not exceed 1% of the total number of shares of issued CDIs (or equivalent common stock) of the Company as of the beginning of such calendar year, which as of January 1, 2023 equates to 16,764,537 CDIs. Such amount is subject to adjustment upon certain changes in the capitalization of Coronado (determined as described in the ESPP). In addition, the total rights of Australian Participants to purchase CDIs under the ESPP (together with any other securities offered to employees in Australia under any employee incentive plan, including the 2018 Plan) over a rolling three-year period cannot exceed 5% of the total number of shares of issued CDIs (or equivalent common stock) of the Company.
Eligibility and Participation.   Each employee of the Company or a participating subsidiary who, as of the first day of a Plan Year, meets the following eligibility criteria is eligible to participate in the ESPP: (i) the employee has an employment contract or the Company determines that the employee has a reasonable expectation that the employee’s employment is on an on-going basis and is not limited to a specific period of time or termination date, (ii) the employee has been employed for a period of at least 3 months, (iii) the employee is not a member of our Board of Directors, (iv) the employee does not own more than 5% of the Company’s voting securities and (v) the employee meets any other eligibility requirements established by the Committee from time to time. As of March 31, 2023, the Company had approximately 1,671 employees who were eligible to participant in the ESPP.
The basis of participation in the ESPP is an eligible employee making an election during the applicable enrollment period to make employee contributions through after-tax payroll deductions for a particular Plan Year. Employees will not be able to enroll if they are in possession of material non-public information or “Inside Information” (as defined in the ESPP) at the time of enrollment. The enrollment period for each Plan Year will be a period of at least 14 days occurring prior to the applicable Plan Year, as prescribed by the Committee.
Purchases.   On each Purchase Date (defined below) participants will automatically purchase the maximum number of CDIs determined by dividing (i) the aggregate amount of employee contributions and matching contributions (described below) accumulated in the participant’s account under the ESPP as of such Purchase Date by (ii) the Purchase Price (as defined below). No fractional CDIs will be purchased. If an employee has Inside Information on the Purchase Date, the participant will not purchase CDIs, and any employee contributions and matching contributions in the participant’s account will be retained in such account until the next Purchase Date (or such other date as agreed with the Company) on which such participant no longer possesses Inside Information. After the CDIs are purchased under the ESPP, the CDIs cannot be sold or transferred until the end of the 6-month period after the last day of the Plan Year in which the CDIs were purchased. This holding period applies regardless of whether the participant continues to be an employee of Coronado.
Any purchases of CDIs under the ESPP must comply with applicable law (including any insider trading restrictions) and the requirements of any stock exchange upon which shares are listed. In addition, the ESPP is subject to the Company’s Securities Trading Policy, and participants cannot purchase CDIs under the ESPP during blackout periods set out in such policy.
Plan Year and Purchase Dates.   The “Plan Year” will generally be the calendar year. The Committee may, as it deems appropriate and in advance of the applicable Plan Year, declare Plan Years with different durations. The “Purchase Date” will generally be the last payroll day of February, May, August and November, unless otherwise determined by the Committee. If such payroll day is not a trading day (on the ASX or other stock exchange (as applicable)), the Purchase Date will be the first trading day following such payroll day.
Purchase Price.   The purchase price of CDIs under the ESPP will be the weighted average price of CDIs purchased on behalf of all participants on the applicable Purchase Date.
Employee Contributions.   Employee contributions will be made through after-tax payroll deductions in equal installments over the course of the entire Plan Year. The maximum aggregate per employee contribution during a Plan Year is the lesser of (i) US$25,000 (or the equivalent value in Australian dollars as of the first day of the Plan Year) or (ii) 100% of the participant’s aggregate compensation during the Plan Year. After the enrollment period ends, participants cannot increase or decrease the amount of their employee contributions for the applicable Plan Year, subject to limited exceptions described in the “Withdrawal” section below. No interest will accrue on employee contributions.
An election to make employee contributions in effect on the last day of a Plan Year will automatically continue for the following Plan Year unless the participant affirmatively increases or decreases their election for the subsequent year or withdrawals from the ESPP (as described below).
Matching Contributions.   The Company or a participating subsidiary will provide matching contributions (in cash) equal to a percentage up to, but not exceeding, 25% of a participant’s employee contributions. The applicable matching contribution percentage for each Plan Year will be determined by the Committee. Matching contributions will be used to purchase CDIs on behalf of the participant on the Purchase Date. Although matching contributions may be credited to the participant’s account at the times determined by the Committee, a participant does not have any right to or interest in matching contributions until they are applied to the purchase of CDIs on the applicable Purchase Date.

Rollovers.   If a participant cannot acquire CDIs on a Purchase Date (as explained above), the employee contributions and matching contributions in the participant’s account will be used for the next Purchase Date, unless such participant withdraws from the ESPP (as explained below). In addition, any employee contributions and matching contributions that remain in a participant’s account after the last Purchase Date during a Plan Year for any reason will remain in the participant’s account and be used to purchase CDIs on the first Purchase Date in the following Plan Year unless such participant withdraws from the ESPP (as explained below). Amounts that are rolled over from an earlier Plan Year do not count toward the maximum employee contribution limit (as described above) for any subsequent Plan Year, and in some cases, CDIs that are purchased in a subsequent year from Matching Contributions that have been rolled over from an earlier Plan Year will not count towards the calendar year CDI limit for such subsequent year.
Withdrawal.   In general, U.S. participants will not be permitted to withdraw from the ESPP during an ongoing Plan Year except in the case of “hardship.” A hardship is a serious financial hardship that the Company, in its sole and absolute discretion, determines is sufficient to justify the Participant’s withdrawal from the ESPP. If a U.S. participant experiences a hardship, such participant may make a withdrawal election at any point during the Plan Year that is at least 45 days before the last Purchase Date of the applicable Plan Year.
Australian participants may withdraw from the ESPP at any time by completing a withdrawal form, checking the box to stop or suspend employee contributions and returning the form to the Company as directed.
If a participant terminates employment or ceases to be eligible to participate in the ESPP due to a change in employment status at least 30 days prior to a Purchase Date, the participant will be deemed to have withdrawn from the ESPP. If the termination or change in status occurs less than 30 days prior to the Purchase Date, the employee contributions and matching contributions in the participant’s account will be applied to purchase CDIs on the next Purchase Date, and the participant’s participation in the ESPP will terminate immediately thereafter.
Upon withdrawal (or deemed withdrawal, in the case of a termination of employment or a change in employment status), employee contributions, but not matching contributions, in the participant’s account which have not been used to purchase CDIs will be returned to the participant within 45 days of receipt of the withdrawal election. The participant will forfeit the right to purchase CDIs for any remaining Purchase Dates during the applicable Plan Year, but can resume participation in the ESPP in a subsequent Plan Year by making an enrollment election during the enrollment period for such Plan Year.
Stockholders Rights.   No participant will have any interest or voting rights in CDIs until such CDIs have been purchased and are transferred to the Participant.
Transferability.   No employee contribution nor any rights to purchase CDIs under the ESPP can be assigned, transferred, pledged or otherwise disposed of (other than by will, or the laws of descent or distribution in the case of the participant’s death). Any attempted assignment, transfer, pledge or other distribution will be void and without effect.
Adjustments Upon Dissolution or Change in Control.   Upon dissolution or liquidation of the Company, the ESPP, the current Plan Year will terminate immediately prior to such dissolution or liquidation, unless otherwise provided by the Committee. In the event of a Change in Control (as defined in the 2018 Plan), each right to purchase CDIs will be assumed or substituted by the successor entity or an affiliate, unless the Board of Directors or the Committee decides, in its sole discretion, to set a new Purchase Date or to cancel outstanding rights to purchase CDIs and to cause Computershare to refund employee contributions (but not matching contributions) to participants, subject to certain requirements set forth in the ESPP.
Term; Amendment and Termination.   The ESPP became effective as of April 11, 2023, and will continue in effect through and including April 10, 2033 (i.e., until the tenth anniversary of the effective date) unless terminated earlier. The Board or Committee may, at any time and for any reason, terminate or amend the ESPP, except that no amendment or termination may make any change in any right to purchase CDIs previously granted that adversely affects the rights of any participant. The ESPP can be amended without stockholder approval to change the Purchase Dates, limit the frequency and/or number of changes in the amount withheld during Plan Year, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of CDIs for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the ESPP.
Tax Withholding.   At the time CDIs are purchased or CDIs are subsequently sold, the participant must make adequate provision for the Company’s tax withholding obligations, if any. The Company may, but is not obligated to, withhold from the participant’s compensation, the amount necessary for the Company to meet its withholding obligations. The Participant is solely responsible for any income tax associated with any matching contributions under the ESPP.
U.S. Federal Income Tax Consequences
For U.S. federal income tax purposes, a participant does not realize income at the time of enrollment in the ESPP or purchase of CDIs with respect to employee contributions. A participant recognizes ordinary income, however, with respect to Coronado’s matching contributions, equal to the fair market value of the CDI received on the date the CDIs are transferred to the participant. The ordinary income recognized by the participant will be subject to tax withholding by Coronado and Coronado is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income. The foregoing is only a summary of the effect of U.S. federal income taxation upon participants subject to U.S. taxation and Coronado with respect to participation under the ESPP and based on U.S. federal income tax laws in effect as of the date of this proxy statement. It does not intend to be exhaustive and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable or the gift, estate, excise, or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, Coronado advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the ESPP.
New Plan Benefits
The benefits to be received by our employees as a result of the proposed approval of the ESPP are not determinable, since the amounts of future purchases by participants are based on elective employee contributions.
Effect of Stockholder Vote
Stockholder approval of the ESPP is not required under the applicable ASX Listing Rules. If the ESPP is not approved, the Company may still proceed with the implementation of the ESPP as approved by the Board of Directors, and to allow the purchases of CDIs on the open market by participants under the ESPP. The Board of Directors has decided to seek stockholder approval to the extent that such approval would be required on an applicable stock exchange in the future. If this Proposal 6 is adopted and the ESPP is approved, that would allow the ESPP to continue to operate without interruption in the event such a requirement applies to the Company in the future.
The Board of Directors unanimously recommends that holders of our common stock (and CDI holders) vote “FOR” the approval of the Coronado Global Resources Inc. Employee Stock Purchase Plan.

EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The names, ages and positions of our executive officers are set forth below:
Name	Age	Position(s)(1)
Garold Spindler	75	Managing Director and Chief Executive Officer
Jeffrey D. Bitzer	67	Chief Operating Officer, United States
Douglas G. Thompson	50	Chief Operating Officer, Australia
Gerhard Ziems	53	Group Chief Financial Officer
Christopher P. Meyering	64	Vice President, Chief Legal Officer and Secretary
Emma Pollard	50	Chief People and Sustainability Officer

(1)
Information is as of the record date. See “Management Transition” above for additional information.

Executive Officers
Jeffrey D. Bitzer, Chief Operating Officer, United States
Mr. Bitzer joined Coronado Group LLC in September 2013 and previously served as the Vice President, U.S. Operations from September 2013 to July 2021. Mr. Bitzer assumed the role of Chief Operating Officer, United States on August 4, 2021 and is responsible for the management of safety and environmental performance, costs, productivity, and capital expenditure for all operations in the United States. Mr. Bitzer has more than 40 years’ experience in operations management involving all aspects of coal mining, including safety management, environmental compliance, cost control and analysis, production management, reserve evaluation, quality control, and process improvement. Prior to 2013, Mr. Bitzer held several positions including President and General Manager, Manager of Contract Operations and Director of Engineering for Arch Coal, Inc., Vice President and General Manager for Magnum Coal Company and Vice President of Operations for United Coal Company. Mr. Bitzer earned a Bachelor of Science degree in Mining Engineering from West Virginia University and is a licensed professional engineer in West Virginia.
Gerhard Ziems, Group Chief Financial Officer
Mr. Ziems commenced his tenure with the Company on July 13, 2020, and subsequently assumed the position of Group Chief Financial Officer on August 15, 2020. Over 25 years, Mr. Ziems has garnered substantial international corporate finance experience across a diverse array of industries, including resources, transport infrastructure, and construction. Starting on the Effective Date, Mr. Ziems will assume additional responsibilities as the Head of Global Marketing, Sales, and Strategy taking responsibility for all sales and marketing, as well as strategic investment activity. Prior to joining the Company, Mr. Ziems served as the Chief Financial Officer of Pacific National, an Australian rail freight enterprise, from July 2017 through July 2020. His preceding roles encompass Non-Executive Director of globalCOAL from May 2016 to June 2017, Head of Coal Marketing at BHP Billiton from April 2016 to June 2017, Head of Supply and Chief Procurement Officer at BHP Billiton from April 2015 to March 2016 and Chief Financial Officer of the BHP Mitsubishi Alliance from July 2012 to March 2015.
Mr. Ziems holds a combined Master’s Degree in Finance and Civil Engineering from Braunschweig University of Technology and maintains the designation of Fellow Certified Public Accountant. Furthermore, Mr. Ziems is a Graduate of the Australian Institute of Company Directors.
Christopher P. Meyering, Vice President, Chief Legal Officer & Secretary
Mr. Meyering joined the Company as Vice President, Chief Legal Officer & Secretary in September 2021. Mr. Meyering has been a practicing lawyer since 1983. Prior to joining the Company, Mr. Meyering was the Chief Legal Officer and Chief Compliance Officer of Sciens Capital Management LLC, a private equity fund manager, from October 2000 to July 2021. Mr. Meyering has also served as Vice President, General Counsel and Secretary for Pure Energy Corporation, an early-stage biofuel formulations company, from October 1998 to September 2000 and as Assistant General Counsel and Director of Government Affairs at

The Pittston Company, an American conglomerate listed on the NYSE with interests in coal mining, home security systems, armored car services and air freight, from October 1989 to September 1998. Previously, Mr. Meyering was associated with the law firms of Day, Berry & Howard, in its corporate department, and Whitman & Ransom, in the litigation department. Mr. Meyering earned his Bachelor of Arts degree from Georgetown University and a Juris Doctorate from Georgetown University Law Center.
Emma Pollard, Chief People and Sustainability Officer
Ms. Pollard has served as our Chief People and Sustainability Officer since March 2022. Ms. Pollard served as our Vice President, People and Culture from October 2018 until February 2022, and was previously our General Manager of Human Resources in Australia since January 2018. Ms. Pollard has more than 25 years’ experience in human resources. Prior to joining the Company, Ms. Pollard served as the General Manager People and Sustainability of Wesfarmers, prior to its acquisition by the Company. Prior to that, Ms. Pollard served as Head of Human Resources of European Operations at Mylan NV, a global generic and specialty pharmaceutical company, from January 2015 to September 2017 and Senior Director Talent Acquisition and Development, Europe from August 2013 to January 2015. Ms. Pollard also served as a Director, Human Relations, Australia and New Zealand at Alphapharm Pty Limited, a subsidiary of Mylan NV, from 2011 until 2013 and as Executive General Manager, Human Resources at Capral Aluminum from 2005 until 2011. Ms. Pollard earned a B.A. (Hons) in Business Administration from the University of Sunderland and a Post-Graduate Diploma in Human Resource Management from the University of Northumbria.
Board of Directors
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six directors, comprised of our Chief Executive Officer, three independent directors and two non-executive directors. Following the Annual General Meeting, we expect that our Board of Directors will consist of six directors, comprised of our Executive Chair, our Chief Executive Officer, three independent directors and one non-executive director.
The number of directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, we issued the Series A Share, which is beneficially owned by the EMG Group, through its ownership of Coronado Group LLC. Ownership of our Series A Share provides the EMG Group (or a permitted transferee thereof) with Board of Directors designation rights tied to the level of the EMG Group’s aggregate beneficial ownership of shares of our common stock.
If the EMG Group elects, by written notice to us, the EMG Group will have the sole and exclusive right to nominate and elect, voting as a separate class and to the exclusion of all other series or classes of capital stock, a number of directors representing:
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a majority of the total number of directors so long as the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock;

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40% of the total number of directors if the EMG Group beneficially owns in the aggregate 40% or more, but less than 50%, of our outstanding shares of common stock;

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30% of the total number of directors if the EMG Group beneficially owns in the aggregate 30% or more, but less than 40%, of our outstanding shares of common stock;

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20% of the total number of directors if the EMG Group beneficially owns in the aggregate 20% or more, but less than 30%, of our outstanding shares of common stock; or

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10% of the total number of directors if the EMG Group beneficially owns in the aggregate 10% or more, but less than 20%, of our outstanding shares of common stock.

We will redeem our Series A Share to the fullest extent permitted by law (at a price of $1.00) if, at any time, the EMG Group no longer beneficially owns, in the aggregate, 10% or more of the outstanding shares of our common stock.

On September 24, 2018, we entered into a Stockholder’s Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us (including certain governance matters) while the EMG Group retains an interest in our ownership. Pursuant to the Stockholder’s Agreement, for so long as the EMG Group has the right to nominate and elect directors as a holder of our Series A Share and any such director has been elected, the EMG Group will have the right to designate one of such directors to be included in the membership of any committee of the Board of Directors, except to the extent that such membership would violate applicable securities laws or stock exchange or stock market rules.
Apart from Sir Mick, each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a formal Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers, that outlines how we expect our representatives to behave and conduct business in the workplace and includes legal compliance and guidelines on appropriate ethical standards.
The Code of Business Conduct and Ethics is designed to:
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provide a benchmark for professional behavior;

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support our business reputation and corporate image within the community; and

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make directors and employees aware of the consequences if they breach the Code of Business Conduct and Ethics.

The Code of Business Conduct and Ethics is available on our website at https://coronadoglobal.com/sec-filings/. Any amendment to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Leadership Structure and Role in Risk Oversight of the Board of Directors
Our Board of Directors is currently led by our Chair, William (Bill) Koeck. The Chair oversees the planning of the Board of Directors’ calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board of Directors. In addition, the Chair provides guidance and oversight to members of management and acts as the Board of Directors’ liaison to management. In this capacity, the Chair is actively engaged on significant matters affecting us and is in regular dialogue with the Chief Executive Officer. The Chair leads our annual general meetings of stockholders and performs such other functions and responsibilities as requested by the Board of Directors from time to time.
As discussed under “Management Transition,” we expect that, following the Annual General Meeting: Mr. Spindler will serve as the Executive Chair of the Board of Directors, Mr. Koeck will serve as the Deputy Chair and Lead Independent Director of the Board of Directors, and Mr. Thompson will serve as Chief Executive Officer of the Company and as a member of the Board of Directors. Although the Board of Directors believes that this leadership structure is appropriate, the Board of Directors will continue to consider whether an alternate Board of Directors leadership structure is appropriate if changing circumstances dictate.
As Executive Chair, Mr. Spindler’s duties will include, but will not be limited to, the following: ensuring that the Board of Directors is effective in setting and implementing the Company’s direction and that the Board of Directors focusses on strategic matters, overseeing the Company’s business and setting high governance standards, serving as the direct link between executive management and the Board of Directors, overseeing the activity of the Board of Directors, including running meetings, maintaining good relations among members of the Board of Directors, and voting on the Chief Executive Officer’s strategic plans, support, mentor and direct the Chief Executive Officer and (to a lesser extent) the Chief Financial Officer by passing on institutional knowledge and expertise without becoming involved in day to day operations, and ensuring intimate involvement in material transactions and overseeing strategically important projects.

As Deputy Chair and Lead Independent Director, Mr. Koeck’s duties will include, but will not be limited to, the following: chairing meetings of the Board of Directors when the Executive Chair is unavailable to do so, representing the Board of Directors as the senior independent director when the Executive Chair is unable to do so due to his non-independent status, acting as principal liaison between the independent directors and the Executive Chair, approving meeting agendas, schedules and information sent to the Board of Directors, calling meetings of independent directors, representing the Board of Directors and the Company in situations where the Executive Chair may be conflicted or is unavailable, interacting with stockholders, proxy advisors and institutions as requested, and supporting and assisting the Executive Chair as and when requested.
The Board of Directors schedules regular executive sessions for the independent directors to meet without management participation. Because an independent director is required to preside over each executive session of independent directors, we believe it is efficient and appropriate to have the Deputy Chair and Lead Independent Director of the Board of Directors preside over such meetings.
The Board of Directors administers its risk oversight function through the full Board of Directors, as well as through its various committees, and views risk management as an integral part of the Company’s strategic planning process. While the Board of Directors retains ultimate responsibility for the strategy and performance of the Company, the day-to-day operation of the Company is conducted by, or under the supervision of, the Chief Executive Officer as directed by the Board of Directors. The Board of Directors approves corporate objectives for the Chief Executive Officer to work towards and the management team is then responsible for implementing strategic objectives, plans and budgets approved by the Board of Directors. The Board of Directors also believes the current leadership structure, as well as the expected leadership structure following the Annual General Meeting, will enhance the Board of Director’s effectiveness in providing independent oversight of material risks affecting the Company and fulfilling its risk oversight responsibility.
Director Independence
Our Board of Directors currently consists of six members: William (Bill) Koeck, Garold Spindler, Philip Christensen, Sir Michael (Mick) Davis, Greg Pritchard, and Laura Tyson. Our Board of Directors has affirmatively determined that each of William (Bill) Koeck, Philip Christensen and Greg Pritchard are “independent.” Neither Mr. Spindler nor Mr. Thompson, as current executive officers of the Company, are considered “independent.”
Our Board of Directors determines that a director is “independent” when, after considering all relevant facts and circumstances, that director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). We have assessed the independence of our directors with respect to the definition of independence prescribed by New York Stock Exchange, or NYSE, the SEC, as well as the ASX Corporate Governance Principles and Recommendations.
Meetings of the Board of Directors and Committees
Our Board of Directors has three standing committees: an Audit Committee, a Compensation and Nominating Committee and a Health, Safety, Environment and Community Committee. Last year, the Board of Directors established a Special Committee to conduct select business in connection with two separate potential merger transactions with: Arch Resources Inc., or Arch, from April 2022 through to May 2022, and with Peabody Energy Corporation, or Peabody, from September 2022 through November 2022. Discussion and negotiations for the Arch and Peabody transactions ceased, as announced on May 6, 2022 and November 7, 2022, respectively. The composition and responsibilities of each of the Audit Committee, Compensation and Nominating Committee, and Health, Safety, Environment and Community Committee are described below. Members serve on the three standing committees until their resignation or until otherwise determined by our Board of Directors. The charters for each of our standing committees is available on our website at https://coronadoglobal.com/sec-filings/. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The Board of Directors held eleven regular meetings and ten special meetings in 2022. In addition to the formal meetings held, the Board of Directors conducted further business by unanimous written approval on three occasions. The Audit Committee, the Compensation and Nominating Committee and the Health, Safety, Environment and Community Committee held five, three and four meetings, respectively, in 2022. In addition to formal meetings held, the Audit Committee, the Compensation and Nominating Committee, and the Health, Safety, Environment and Community Committee each conducted further business by unanimous written approval on one occasion. The Special Committee for the potential Arch and Peabody transactions held four meetings in 2022. The committees receive their authority and assignments from, and report to, the Board of Directors.
All of the current directors attended at least 75% of all applicable Board of Directors and committee meetings held during 2022. In addition to holding regular Board of Directors and committee meetings, the Board of Directors members and committee members also reviewed and considered matters and documents and communicated with each other apart from the meetings. Additionally, all non-management members of the Board of Directors meet separately without members of management present at every regularly scheduled Board of Directors’ meeting and the Chair leads these meetings.
The Board of Directors does not have a formal policy with regard to directors’ attendance at the annual general meeting. Four directors attended the annual general meeting held in 2022.
Audit Committee
Our Audit Committee consists of Messrs. Pritchard (Chair), Christensen and Koeck. Our Board of Directors has determined that each of Messrs. Pritchard, Christensen and Koeck are independent under Rule 10A-3 under the Exchange Act. Mr. Pritchard qualifies as an “audit committee financial expert” under the rules of the SEC.
Our Audit Committee oversees our accounting and financial reporting process and the audit of our financial statements and assists our Board of Directors in monitoring our financial systems and legal and regulatory compliance. Our Audit Committee is responsible for, among other things:
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financial reporting;

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application of accounting policies;

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financial management and corporate and governance risk management;

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internal control system;

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taxation and financial risk management;

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business policies and practices;

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overseeing and advising the Board of Directors on climate-related risks;

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compliance with applicable laws, regulations, standards and best practice guidelines; and

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risks associated with transactions of strategic or routine nature.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and the authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.
Compensation and Nominating Committee
Our Compensation and Nominating Committee consists of Mr. Koeck (Chair), Mr. Pritchard and Ms. Tyson. Our Board of Directors has determined that each of Messrs. Koeck and Pritchard is independent under Rule 10C-1 of the Exchange Act and qualifies as a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act.
Our Compensation and Nominating Committee is responsible for developing and maintaining our compensation strategies and policies, recommends corporate governance guidelines applicable to the Board of Directors and our employees, and identifies and recommends nominees for election or appointment to our Board of Directors and its committees. The responsibilities of the Compensation and Nominating Committee include:
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evaluating from time to time the performance of, and determining the remuneration of, the Chief Executive Officer and his direct reports;

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recommending to the Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to the employee equity incentive plans;

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approving major changes and developments in our policies and procedures related to remuneration;

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reviewing and facilitating stockholder and other stakeholder engagement in relation to our remuneration policies and practices;

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reviewing and recommending to the Board of Directors the size and composition of the Board of Directors including reviewing Board of Directors succession plans and the succession of the Chair and Chief Executive Officer;

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reviewing and recommending to the Board of Directors the criteria for nomination as a director and the membership of the Board of Directors more generally;

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assisting the Board of Directors in relation to the performance evaluation of the Board of Directors, committees and individual directors;

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ensuring that processes are in place to support director induction and ongoing education; and

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developing, in consultation with management, and recommending to the Board of Directors measurable objectives for achieving gender diversity and reviewing and recommending to the Board of Directors any necessary changes on at least an annual basis.

The Compensation and Nominating Committee also has the power to investigate any matter brought to its attention within the scope of its duties and authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.
The Compensation and Nominating Committee utilizes a variety of processes for identifying and evaluating director nominees. The identification of potential director candidates may be assisted by the use of external search organizations as appropriate. Factors considered by the Compensation and Nominating Committee when reviewing a potential candidate for appointment or election to our Board of Directors include, without limitation:
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the skills, experience, expertise and personal qualities that will best complement Board of Directors effectiveness and promote Board of Directors diversity with regard to:

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the Board of Directors skills matrix, which sets out the mix of skills, expertise, experience and diversity that the Board of Directors currently has or is looking to achieve in its membership; and

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the existing composition of the Board of Directors; and

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the capability of the candidate to devote the necessary time and commitment to the role (this involves a consideration of matters such as other Board of Directors or executive appointments) and potential conflicts of interest and independence.

Except as may be required by rules promulgated by the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the suitability of the candidates, the Compensation and Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, expertise, length of service, other commitments and diversity. In accordance with the Company’s Inclusion and Diversity Policy, the Compensation and Nominating Committee develops in consultation with management and recommends to the Board of Directors measurable objectives for achieving gender diversity and, on an annual basis, reviews them and recommends any changes to the Board of Directors.

The Compensation and Nominating Committee will consider director candidates recommended by stockholders (other than the EMG Group) if properly submitted, including in compliance with the advance notice provisions set forth in Section 1.11 of the Company’s bylaws. Stockholders wishing to suggest persons for consideration as nominees for election to the Board of Directors at the 2024 annual general meeting of stockholders may do so by providing written notice to the Secretary at the principal executive office of the Company no earlier than January 25, 2024 and no later than the close of business on February 24, 2024. Assuming that a properly submitted stockholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Compensation and Nominating Committee and the Board of Directors will follow the same process and apply the same criteria as they do for candidates submitted by other sources in accordance with the Compensation and Nominating Committee charter.
See “Board of Directors” for information regarding the director nomination and election rights of the EMG Group.
Health, Safety, Environment and Community Committee
Our Board of Directors also maintains a standing committee on health, safety, environment and community, or the HSEC Committee, which consists of Messers. Christensen (Chair), Pritchard and Ms. Tyson. Our Board of Directors has determined that Messers. Christensen and Pritchard are independent.
Our HSEC Committee is responsible for, among other things:
•
monitoring our performance on health, safety, environment and community, or HSEC, matters;

•
monitoring the establishment of appropriate HSEC objectives, and the strategies in place to meet these objectives;

•
overseeing and monitoring the establishment, operation and implementation of our HSEC policies and procedures, and considering their alignment with our values and risk appetite;

•
reviewing HSEC risks and issues, and action plans put in place to seek to minimize current risks and prevent incidents;

•
setting the strategic approach for sustainability and action on climate-related risks and opportunities and ensuring that these risk and opportunities, as well as emission reduction targets, are regularly discussed at HSEC meetings;

•
evaluating the adequacy and effectiveness of the identification and management of HSEC and social risks and its disclosure of any material exposures to those risks; and

•
monitoring our performance in regard to the HSEC consequences of decisions and actions, including impacts on employees, third parties, communities and our reputation.

The HSEC Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain independent counsel and independent advisors at our expense for any matter related to the fulfillment of its responsibilities and duties.
Other Committees
Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time. Last year, the Board of Directors established a Special Committee to conduct select business in connection with two separate potential merger transactions with Arch Resources Inc., or Arch, from April 2022 through to May 2022 and with Peabody Energy Corporation, or Peabody, from September 2022 through November 2022. Discussion and negotiations for the Arch and Peabody transactions ceased, as announced on May 6, 2022 and November 7, 2022, respectively. The Special Committee for the potential Arch and Peabody transactions held four meetings in 2022.

Stockholder Communications
Stockholders may send written communications to the Board of Directors or any one or more of the individual directors by mail to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000. Any stockholder who wishes to send a written communication to any member of the Board of Directors may do so by sending such communication to our Secretary, who will forward any appropriate communications directly to the Board of Directors or the individual director(s) specified in the communication. The Secretary routinely filters communications that are solicitations, consumer complaints, unrelated to the Company’s business, or determined to pose a possible security risk to the addressee.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation and discussion analysis section discusses our principles underlying the policies and decisions with respect to the compensation of our named executive officers, or NEOs, for the fiscal year ended December 31, 2022:
Name	Position(s)
Garold Spindler	Managing Director and Chief Executive Officer
Gerhard Ziems	Group Chief Financial Officer
Jeffrey D. Bitzer	Chief Operating Officer, United States
Douglas G. Thompson	Chief Operating Officer, Australia
Christopher P. Meyering	Vice President, Chief Legal Officer and Secretary
Executive Summary
Our NEOs’ compensation for 2022 was structured to align the interests of our NEOs and our stockholders, attract and retain suitably qualified NEOs and incentivize them to create sustainable performance.
The following summarizes how the Company performed and its key accomplishments during 2022:
Safety
The safety and well-being of our workforce continued to be Coronado’s number one priority. New and revised health and safety initiatives continue to be implemented across Coronado’s operations. In Australia, Curragh continued to implement upgrades to its safety health management system, increased training initiatives and enhanced focus on hazard identification and mitigation plans. In the U.S., we continued to focus on training our existing workforce and developing new miners. This has resulted in more than 112,000-man hours of discretionary training in the fiscal year ended December 31, 2022 that has helped set solid expectations for new hires and articulate Coronado’s safety culture and focus.
Financial
Record Group Revenue of $3,571.5 million, up 66% compared to the fiscal year ended December 31, 2021 due to the improvement in Met coal pricing, strong global demand for high-quality Met coal in steel generation, and tight Met coal supply. Record Group Average Realised Met Coal Price of $265.8 per tonne, up 93% compared to the fiscal year ended December 31, 2021. Record Net Income of $771.7 million, an improvement of $582.3 million, or 307%, compared to the fiscal year ended December 31, 2021. S&P Dow Jones Indices included Coronado in the S&P / ASX 200 index effective June 20, 2022.
Cash generated from operating activities was $926.6 million for the fiscal year ended December 31, 2022, an increase of $484.6 million, or 110%, compared to cash generated of $442.0 million in the fiscal year ended December 31, 2021. Strong cash flow generation saw Coronado maintain a Net Cash position throughout the year, and finish with a balance of $92.1 million at December 31, 2022, after payment of the $700.2 million in record dividend distributions to stockholders in 2022.
Sustainability
Successfully completed 223 hectares of rehabilitation works across all Coronado operations. Successfully commissioned the Buchanan Ventilation Air Methane (VAM) abatement project underpinning Coronado’s emission reduction targets.
Production
Production from Coronado’s operations was lower in the fiscal year ended December 31, 2022 than in the fiscal year ended December 31, 2021, however the business recorded higher second half production rates despite the above average wet weather in Australia. Coronado finished the year with Group Run-of-mine Production of 25.3 MMt (4.1% lower than in the fiscal year ended December 31, 2021) and Saleable Production of 16.0 MMt (7.2% lower than in the fiscal year ended December 31, 2021).
Mining Cost per Ton
Mining costs per tonne sold of $88.4 per tonne were up from $65.7 per tonne in the fiscal year ended December 31, 2021 due primarily to unforeseen events outside of the Company’s control including global inflationary pressures, wet weather impacts, and geological issues impacting production. Inflation levels have remained persistently high throughout the year with rates of 6.5% in the U.S. and 7.8% in Australia at December 31, 2022. Operating costs per tonne sold were also higher in the fiscal year ended December 31, 2022 primarily due to higher royalty charges in Australia. These royalty increases are partly due to higher price realisations, but also from the unexpected changes to the Queensland coal royalty regime by the State Government, which imposed higher royalty tier rates on the coal industry effective July 1, 2022.
Mining cost per ton is a non-generally accepted accounting principle, or non-GAAP, measure. For a complete discussion of, and reconciliation of, mining cost per ton to the relevant GAAP measure, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 100 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 21, 2023.
2022 Key Compensation Decisions and Actions
In determining the compensation of the executive officers, the Compensation and Nominating Committee takes into account current compensation levels, peer group benchmarking, and, other than with respect to his own compensation, recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance as well as competitive market data. The Compensation and Nominating Committee uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs.
Our key compensation decisions and actions relating to our NEOs’ compensation for 2022 included the following:
Base salary.   Base salary is a fixed element of compensation that is intended to attract and retain executives. In 2022, an increase in base salary was provided to Mr. Ziems and Mr. Bitzer to recognize their strong individual performance and significant contribution to business results, as well as to reflect market increases and the competitive external labor market. There were no increases applied to Mr. Spindler or, due to the recency of their appointment, Mr. Thompson or Mr. Meyering. The total employment costs for both Mr. Ziems and Mr. Thompson increased slightly due to an increase in the statutory superannuation contributions (as described below) applicable to all of our employees in Australia. The table below sets out the salaries of our NEOs (i) as of December 31, 2022, for each of Mr. Ziems and Mr. Thompson, using the average exchange rate for 2022, which was approximately A$1.00 to US$0.70 and (ii) as of December 31, 2021, for each of Mr. Ziems and Mr. Thompson, using the average exchange rate for 2021, which was approximately A$1.00 to US$0.75. For Mr. Spindler, Mr. Bitzer and Mr. Meyering, this represents base salary and for Mr. Ziems and Mr. Thompson, this represents total employment cost, which is base salary plus superannuation contributions. Statutory changes to superannuation contributions resulted in an increase of $1,199 (A$1,724) to the total employment cost of both Mr. Ziems and Mr. Thompson from July 1, 2022.
Name	Position	As of December 31, 2022	As of December 31, 2021
Garold Spindler	Chief Executive Officer	$1,250,000	$1,250,000
Gerhard Ziems	Group Chief Financial Officer	$592,459 (A$851,724)	$586,894 (A$780,937)
Jeffrey D. Bitzer	Chief Operating Officer, United States	$500,000	$425,000
Douglas G. Thompson	Chief Operating Officer, Australia	$488,119(A$701,724)	$526,068 (A$700,000)
Christopher P. Meyering	Vice President, Chief Legal Officer and Secretary	$500,000	—

Performance Stock Unit Awards.   In 2022, we granted performance stock units, or PSUs, to each of our NEOs. We believe that performance-based equity awards align the interests of our NEOs with our stockholders and incentivize our NEOs to invest in the success of the Company.
2022 Short-Term Performance Incentive.   Our short-term incentive, or STI, plan is an at-risk, variable component of our NEOs’ compensation and is aligned to the Company’s and the individual NEO’s performance goals. The performance of the Company and the efforts and individual contributions made by the NEOs in 2022 reflects an average payout of 62.5% of maximum short-term incentive for our NEOs.
Role of the Most Recent Stockholder Say-On-Pay Vote
We conduct an annual stockholder advisory vote on named executive officer compensation to ensure that stockholder input informs our compensation philosophy and decisions. At our 2022 annual general meeting of stockholders, approximately 73.3% of the shares that were voted on our Say-on-Pay proposal voted to approve the compensation of our named executive officers as disclosed in our 2022 proxy statement.
We considered the level of support of the Say-on-Pay proposal in 2022, and reviewed our executive compensation program in light of such vote. We concluded that the design of our executive compensation program remained sound, and accordingly, we did not make any material changes to the program solely as a result of the Say-on-Pay vote.
Compensation Philosophy and Objectives
Our Compensation and Nominating Committee, discussed in more detail below, set forth the following overall objectives of our executive compensation framework:
•
Ensuring our compensation structures are equitable and aligned with our and our stockholders’ long-term interests;

•
Attracting and retaining skilled executives in both Australia and the United States; and

•
Structuring short-term and long-term incentives that encourage high performance, are challenging and are linked to the creation of sustainable stockholder returns, including the achievement of enviornment, social and governance (ESG) related metrics.

Executive compensation structures are designed to align the interests of stockholders with compensation outcomes by taking into account the performance of the Company, the capability and experience of executives, and current economic and industry circumstances. Further, four aspirational principles generally guide our decisions about executive compensation:
•
Fairness: provide a fair level of reward to all executives.

•
Transparency: build a culture of achievement by transparent links between reward and performance.

•
Alignment: promote mutually beneficial outcomes by aligning executive, customer and stockholder interests.

•
Sustainability: drive leadership performance and behaviors that create a culture that promotes safety, diversity and employee engagement and which enables progress towards our ESG targets.

Accordingly, we have designed our executive compensation program to reward our executives for achieving annual and long-term (three-year) financial and business goals that relate to the aforementioned principles. Specifically, the amount of incentive compensation received by our NEOs is directly related to performance against goals such as safety, progress towards ESG targets, employee engagement, cultural programs, production, cash cost per metric ton, share price performance and cash flow as described in more detail below.
Elements of Executive Compensation
Base Salary.   Our executives are offered a base salary that comprises the fixed component of their compensation. Base salary is paid in order to attract and retain high-quality and experienced individuals, meet competitive salary norms and reward performance on an annual basis. Base pay for executives is reviewed annually and may be increased if appropriate. There are no guaranteed base salary increases included in any of our executives’ contracts. In setting base salaries and approving base salary increases, consideration is given to each executive’s position, prior experience and qualifications and competitive compensation data we review for similar positions within our industry, as well as to the fact that we are a global company operating across different geographies. We also consider competitive industry norms when determining how to allocate between cash and non-cash compensation for our NEOs. The industry comparisons are used for guidance purposes only. It is the intention of the Compensation and Nominating Committee to pay base salaries to our NEOs that are commensurate with their qualifications and demonstrated performance.
Short-Term Performance Incentives.   We created our Short-Term Incentive Plan, or STI Plan, to provide our executive officers with rewards for outstanding performance against short-term goals. Under our STI Plan, bonus arrangements are based on both the achievement of Company performance goals and individual performance goals, which are agreed on an individual basis based on the individual’s defined roles and responsibilities within our Company. We believe that paying such cash bonuses:
•
ensures our executive compensation structures are equitable and aligned with our interests and those of our stockholders;

•
attracts and retains skilled executives; and

•
challenges both us and our executives to create sustainable stockholder returns.

The amount of short-term incentive, or STI, award that each participant becomes entitled to each year (if any) is determined by our Board of Directors and the Compensation and Nominating Committee based on the achievement of the set financial and non-financial performance targets.
The STI targets for the Company for the fiscal year ended December 31, 2022 were based on safety (using Total Reportable Injury Frequency Rate, or TRIFR, or Total Reportable Incident Rate, or TRIR), production and cash cost per metric ton metrics, as follows:
	Proportion		STI Award (50%)	STI Award (100%)	Fiscal Year ended 12/31/2022 Actual	% Achieved
Safety(1)	15%	AUS	TRIFR 3.01	TRIFR 2.92	TRIFR 3.92	0%
	15%	US	TRIR 2.474	TRIR 2.47	TRIR 2.42	15.0%
Production	35%	ALL	18.9 MT	19.4 MT	16.0 MT	0.0%
Cash cost per tonne	35%	ALL	69.7	66.2	88.4	0.0%
	100.0%					15.0%

(1)
The total safety metric represents 30% of the STI bonus, with 15% allocated to TRIFR for Australia and 15% allocated to TRIR for the U.S.

With respect to the individual performance portion of the STI, throughout the year, the Chief Executive Officer provides the Compensation and Nominating Committee with his assessment of the achievement of each NEO, other than himself, with respect to their personal goals and targets set for that year. As noted above, each NEO’s individual performance goals, are based on the individual’s defined roles and responsibilities within our Company, however each includes the following elements:
•
Operational and financial: delivery of the 2022 plan and budget; demonstrating agility;

•
Strategy and growth: driving long term initiatives; enhancing strategic plans; and

•
Sustainability: leading proactive safety initiatives; prioritising and driving progress towards ESG targets, promoting cultural initiatives; demonstrating leadership effectiveness and authenticity.

Key elements of the strong individual performances by each of the NEOs in 2022, are highlighted in the chart below for our NEOs other than our Chief Executive Officer:

NEO	Principal Performance Factors
Gerhard Ziems	Refining efficiency, transparency, and accuracy in the accounting and finance functions; facilitating favorable relationships with financial institutions (resulting in favorable ABL working capital arrangements and innovative debt options); improving debt rating; and initiating and leading investor relations efforts to expand coverage and increase market visibility.
Jeffrey D. Bitzer	Pandemic response, including addressing employee shortages resulting from the rebounding industry; creating new training programs; improving our above-average safety performance; and installation of innovative VAM methane removal technology in coordination with state and county governments.
Douglas G. Thompson	Establishing a coherent mine plan, or the One Curragh Plan, to improve productivity, flexibility and efficiency, increase forms of production, expand profit opportunities, facilitate communication and contractor management, and improve safety and compliance with safe work instructions and accident prevention procedures.
Christopher P. Meyering	Reducing reliance on outside legal resources; successfully navigating Coronado through complex and unique transactional issues; providing highly effective corporate governance advice and guidance to Coronado management.
The Compensation and Nominating Committee assesses the individual performance of the Chief Executive Officer. Their assessment is based on achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Specifically, for 2022, these achievements included:
•
Improved safety performance: exceptional leadership involving intense focus on safety resulting in improved overall safety performance across operations.

•
Chief Executive Officer succession: with the board implementing succession strategy for the Chief Executive Officer role.

•
Strategic leadership: developing growth strategies for board consideration and providing strategic leadership including analysis and progression of merger and acquisition opportunities.

•
Sustainability: sponsorship of projects to ensure progress in meeting sustainability goals.

The following table shows (i) the maximum opportunities that were available for our NEOs under the 2022 STI plan, for each of Mr. Ziems and Mr. Thompson, using the average exchange rate for 2022, which was approximately A$1.00 to US$0.70 and (ii) the details of the payments earned by the NEOs under the 2022 STI Plan. The Compensation and Nominating Committee chose to provide for a payment of maximum for each NEO’s individual proportion of the 2022 STI achievement level in order to reflect overall output and extraordinary effort applied, to determine the payment amounts shown below. Mr. Bitzer was awarded an additional bonus payment of $50,000 to recognize particularly outstanding U.S. results, which is reflected in the Actual Payout column below.
NEO	Maximum Opportunity Percentages (as a % of Base Salary / Total Employment Cost)	Maximum Payout Opportunity (in US$)	Actual Payout (in US$)
Garold Spindler	100%	$1,250,000	$718,750
Gerhard Ziems	100%	$592,459 (A$851,724)	$340,664 (A$489,741)
Jeffrey D. Bitzer	100%	$500,000	$337,500
Douglas G. Thompson	100%	$488,119 (A$701,724)	$280,668 (A$403,491)
Christopher P. Meyering	75%	$375,000	$215,625
The award of STI to Mr. Spindler, Mr. Ziems, Mr. Bitzer and Mr. Thompson was delivered as follows:
•
50% was delivered in cash after the release of our audited full-year financial results; and

•
50% was deferred for 12 months. The deferred component of the STI award will be paid after the release of our audited full-year financial results for the year following the year of the award (e.g., the deferred component will be paid following the release of the Company’s audited full-year financial results for fiscal year ending December 31, 2023).

The award of STI to Mr. Meyering was delivered in cash without any deferral.
As an employee, Mr. Spindler is the only director who is entitled to participate in the STI Plan, including with respect to the deferral arrangements. The Compensation and Nominating Committee and our Board of Directors retain the right to exercise discretion to accelerate the payment of a deferred STI amount in full or to not pay a deferred STI amount where the participant has ceased employment with us or one of our entities during the performance period, or in limited other cases, including if a financial restatement is required or in cases of employee misconduct.
Long-Term Performance Incentives.   In connection with the initial public offering of the Company’s CDIs in Australia in fiscal year 2018, or the Australian IPO, we established the 2018 Plan, which allows us to grant equity awards to our consultants and employees. The objective of our 2018 Plan is to foster sustained long-term performance and longer-term growth in stockholder value, while maintaining a total compensation opportunity that enables us to retain, attract and motivate qualified and high-performing executives. The 2018 Plan was approved by our Board of Directors on September 21, 2018. The total number of shares that are available for awards under the 2018 Plan is such maximum amount permitted by law and the ASX Listing Rules. As an employee director, Mr. Spindler is the only director who is entitled to participate in the grant of securities under the 2018 Plan.
The initial grants made to our NEOs under our 2018 Plan in 2018 consisted of performance stock units, or PSUs, and option awards. The portions of these awards that were eligible to vest was determined by our Board of Directors and the Compensation and Nominating Committee based on our relative total shareholder return and a scorecard, or the LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The LTI Scorecard goals are determined and approved by our Board of Directors at the beginning of the performance period, taking into account budgeted cost forecasts, business plans and strategy. For the initial grants made to our NEOs in 2018, our LTI Scorecard consisted of four equally-weighted performance measures based on the following categories:
•
safety;

•
production;

•
our percentile ranking of total shareholder return, or TSR, relative to a peer group of similar companies; and

•
cash costs per metric ton.

Our peer group for the relative TSR metrics for the performance period January 1, 2019 to December 31, 2021, consisted of the following companies: New Hope Corporation Limited, Peabody Energy Corporation, Arch Coal, Warrior Met Coal, Inc., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), BHP Group Limited (formerly BHP Billiton), South32 Limited, Yancoal Australia Ltd, Whitehaven Coal Ltd, Fortescue Metals Group Limited, Oz Minerals Limited, Evolution Mining Ltd, Rio Tinto Limited, Mineral Resources Limited, Newcrest Mining Limited, Saracen Mineral Holdings Limited, Sandfire Resources NL, Independence Group NL, Syrah Resources Ltd, Western Areas Ltd, Northern Star Resources Ltd, Teck Resources Limited, Anglo American Capital Plc and Vale S.A.
The performance metrics were measured over a predetermined performance period, which was from January 1, 2019 to December 31, 2021. Such performance was certified by our Compensation and Nominating Committee on February 21, 2022. The following table shows the results of the 2019 – 2021 performance period, measured against the performance scorecard.

			LTI Award (0%)	LTI Award (50%)	LTI Award (100%)	Outcome	% Achieved
Safety	25%	AUS	TRIFR > national average on a 3-year rolling basis	TRIFR < 80% of national average on a 3-year rolling basis	TRIFR < 60% of national average on a 3-year rolling basis	67%	10.3%
		US	TRIR > national average on a 3-year rolling basis	TRIR < 80% of national average on a 3-year rolling basis	TRIR < 60% of national average on a 3-year rolling basis	76%	7.6%
TSR	25%	ALL	< 50th percentile	= 50th percentile	>= 70th percentile	8.3%	0%
Production	25%	ALL	<21.1 mt	=23.1 mt	>23.1 mt	18.2	0%
Cash cost per tonne	25%	ALL	>$52/t	=$52/t	<$52/t	56.9	0%
							17.9%
As a result of such performance, the following PSUs and Options were conditionally earned by our NEOs in 2021:
•
Mr. Spindler: 31,488 PSUs and 104,960 Options

•
Mr. Bitzer: 7,715 PSUs

Such PSUs and Options remained subject to service-based vesting in accordance to their terms. The PSUs and Options vested on February 21, 2023.
During the fiscal year ended December 31, 2020, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2020 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2020 LTI Scorecard goals are determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2020 LTI Scorecard consisted of three equally-weighted performance measures based on the following categories:
•
safety;

•
our percentile ranking of total shareholder return, or TSR, relative to a peer group of similar companies; and

•
cash flow, calculated as Adjusted EBITDA less capex, interest and tax paid. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization and other foreign exchange losses. Adjusted EBITDA is also adjusted for certain discrete items that management exclude in analyzing each of the Company’s segments’ operating performance. For a complete discussion of, and reconciliation of, Adjusted EBITDA to the relevant GAAP measure, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 108 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 21, 2023.

Our peer group for the relative TSR metrics for the performance period January 1, 2020 to December 31, 2022, consisted of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., Fortescue Metals Group Ltd., Champion Iron Ltd., and South 32 Ltd.
The performance metrics were measured over a predetermined performance period, which was from January 1, 2020 to December 31, 2022. Such performance was certified by our Compensation and Nominating Committee on February 15, 2023. The following table shows the results of the 2020 – 2022 performance period, measured against the performance scorecard.

			LTI Award (0%)	LTI Award (50%)	LTI Award (100%)	Outcome	% Achieved
Safety	33.33%	AUS	TRIFR > national average on a 3-year rolling basis	TRIFR < 80% of national average on a 3-year rolling basis	TRIFR < 60% of national average on a 3-year rolling basis	66.23%	14.1%
		US	TRIR > national average on a 3-year rolling basis	TRIR < 80% of national average on a 3-year rolling basis	TRIR < 60% of national average on a 3-year rolling basis	77%	9.7%
TSR	33.33%	ALL	< 50th percentile	= 50th percentile	>= 70th percentile	8%	0
Cash flow	33.33%	ALL	<$31m	$31m – $42m	>$42m	$1,178m	33.3%
							57.1%
As a result of such performance, the following PSUs were conditionally earned by our NEOs in 2022:
•
Mr. Spindler: 514,785 PSUs

•
Mr. Ziems: 80,407 PSUs

•
Mr. Bitzer: 50,449 PSUs

Such PSUs remain subject to service-based vesting in accordance to their terms. The PSUs are scheduled to vest on February 15, 2024, subject to the NEO’s continued service through such date.
During the fiscal year ended December 31, 2021, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2021 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2021 LTI Scorecard goals are determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2021 LTI Scorecard consisted of three equally-weighted performance measures based on the following categories:
•
safety; specifically the total recorable injury frequency rate (TRIFR) in Australia and total recordable injury rate (TRIR) measured aganst the appropriate industry average in each jurisdiction;

•
our percentile ranking of total shareholder return, or TSR, relative to a peer group of similar companies, measured as per the table below; and

•
cash flow; calculated as described above.

Performance Level	Achievement of Performance Metrics	Percentage of PSUs Earned
Maximum	At or above 75th Percentile of Peer Group TSR	100%
Above Threshold and Below Maximum	Above 50th and below 75th Percentile of Peer Group TSR	interpolated on a straight-line basis
Threshold	50th Percentile of Peer Group TSR	50%
Below Threshold	Below 50th Percentile of Peer Group TSR	0%
The performance metrics are measured over a predetermined performance period, which is from January 1, 2021 to December 31, 2023. The quantitative goals for the performance measures under the 2021 LTI Scorecard are the same as the quantitative goals under the 2020 LTI Scorecard.
Our peer group for the relative TSR metrics for the performance period January 1, 2021 to December 31, 2023, consists of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope

Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., Fortescue Metals Group Ltd., Champion Iron Ltd., and South 32 Ltd.
During the fiscal year ended December 31, 2022, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2022 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2022 LTI Scorecard goals are determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2022 LTI Scorecard consisted of three equally-weighted performance measures based on the following categories:
•
safety; specifically the total recorable injury frequency rate (TRIFR) in Australia and total recordable injury rate (TRIR) measured aganst the appropriate industry average in each jurisdiction;

•
our percentile ranking of total shareholder return, or TSR, relative to a peer group of similar companies, measured as per the table below; and

•
cash flow; calculated as described above.

Performance Level	Achievement of Performance Metrics	Percentage of PSUs Earned
Maximum	At or above 75th Percentile of Peer Group TSR	100%
Above Threshold and Below Maximum	Above 50th and below 75th Percentile of Peer Group TSR	interpolated on a straight-line basis
Threshold	50th Percentile of Peer Group TSR	50%
Below Threshold	Below 50th Percentile of Peer Group TSR	0%
The performance metrics are measured over a predetermined performance period, which is from January 1, 2022 to December 31, 2024. The quantitative goals for the performance measures under the 2022 LTI Scorecard are the same as the quantitate goals under the 2021 LTI Scorecard.
Our peer group for the relative TSR metrics for the performance period January 1, 2022 to December 31, 2024, consists of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., and South 32 Ltd.
Management Incentive Units.   In order to generate positive returns for Coronado Group LLC, prior to the Australian IPO, certain of our NEOs were granted management incentive units, or MIUs, in Coronado Group LLC. Each MIU entitles the holder to a right to receive a portion of the distributions made by Coronado Group LLC. We currently do not intend to grant further MIUs to our management team in the future. For more information regarding the MIUs, see “Coronado Group LLC Management Incentive Units” below.
Post-Employment Compensation.   In connection with our Australian IPO, we entered into an employment agreement with our Chief Executive Officer. Additionally, in connection with his hiring on July 13, 2020, we entered into an employment agreement with our Group Chief Financial Officer. On August 4, 2021, in connection with his promotion, we entered into an employment agreement with our Chief Operating Officer, United States. In 2021, in connection with their hiring, on September 1, 2021, we entered into employment agreements with our Chief Operating Officer, Australia and our Chief Legal Officer. Under these agreements, we formalized the post-employment compensation arrangements for our NEOs. Upon termination of employment without cause or a resignation for good reason, our NEOs are entitled to receive certain severance payments and other benefits. In determining whether to approve, and in setting the terms of such severance arrangements, our Compensation and Nominating Committee and our Board of Directors recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. Severance amounts for termination without cause or a resignation for good reason would be as follows: for our Chief Executive Officer, base annual salary over the prior 12 months paid in a lump sum six months following the date of termination; for our Chief Operating Officer, United States and Chief Legal Officer, base annual salary over the prior 12 months paid in a lump sum within 60 days following the date of termination; for our Chief Operating Officer, Australia and Chief Financial Officer: a termination payment equivalent to six months’ total employment cost paid in a lump sum. In the event of a termination as a result of redundancy, our Group Chief Financial Officer and Chief Operating Officer, Australia are entitled to a redundancy payment in line with the Australian statutory national employment standards which is capped at 12 weeks of fixed salary (reducing to ten weeks after 10 years of service)
In addition to these amounts, our Chief Executive Officer, Chief Legal Officer and Chief Operating Officer, United States will also receive post-employment payments in connection with complying with the non-compete and non-solicitation covenants contained in their employment agreements. Payment would be made, in exchange for the provision of consultation services by such NEOs, to our Chief Executive Officer and Chief Legal Officer in the amount equal to six months of each officer’s base annual salary in 12 monthly payments, for a one-year period following termination of such officer’s employment and to our Chief Operating Officer, United States in the amount equal to three months of his base annual salary in six monthly payments, for a six-month period following termination of his employment.
Change in Control Compensation.   To provide our NEOs with some financial security in the event their employment with our organization is terminated without cause or under certain circumstances following a change in control, a portion of certain of our equity-based awards for our NEOs may vest, as determined by our Compensation and Nominating Committee in its sole discretion. For more information about the change in control agreements with our NEOs, see “Potential Payments upon Change in Control” below.
Other Compensation.   As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Mr. Ziems and Mr. Thompson). Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s compensation to an approved superannuation fund that the employee is typically not able to access until they are retired. Superannuation is contributed up to a maximum amount of the lesser of 10.5% of each such employee’s salary or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $16,917 (A$24,430) for 2022. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.
Our NEOs in Australia participate in our superannuation plan on the same statutory basis as all other employees.
Our NEOs located in the United States are eligible to receive matching 401(k) contributions if they elect to participate in our 401(k) plan. We aim to match contributions, if any, at a market-appropriate level, which was a rate of 4% for fiscal year ended December 31, 2022.
For certain of our NEOs, we also pay for insurance premiums, relocation expenses, vehicle allowances and parking expenses. We pay such perquisites in order to be competitive with industry norms.
Compensation Consultants
At the end of 2021, we engaged Guerdon Associates to carry out formal benchmarking of remuneration levels against selected peers for each of our NEOs for 2022. The composition of the peer group for benchmarking was based on a variety of factors, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization and enterprise value), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent. For 2022, the Compensation and Nominating Committee selected the following companies, or the peer group, based on the recommendation of Guerdon Associates and no subsequent benchmarking was conducted with respect to 2022 compensation decisions:

Alliance Resource Partners	Hecla Mining	Regis Resources
Alpha Metallurgical Resources Inc.	IGO	Sandfire Resources
Arch Resources	Iluka Resources	Schnitzer Steel Industries
Carpenter Technology	Kaiser Aluminum	Silver Lake Resources
Century Aluminum	Materion	Sims Metal Management
Champion Iron	New Hope	St Barbara
Coeur Mining	Nickel Mines	Warrior Met Coal
Compass Minerals Int	Peabody Energy	Whitehaven Coal
CONSOL Energy	Perseus Mining	Yancoal Australia
Evolution Mining	Ramelius Resources
Given the global nature of our operations, each of the NEO positions were benchmarked against both U.S. and Australian peer groups. The Compensation and Nominating Committee does not target a particular percentile within the peer group in setting an NEO’s compensation but uses the peer group compensation data as one of several factors in determining the form and amount of compensation.
Clawback Policy
All awards granted under the 2018 Plan will be subject to recoupment under our clawback policy in the event our Board of Directors determines that (A) a participant has (i) acted fraudulently or dishonestly, (ii) engaged in gross misconduct, (iii) engaged in an act which has brought us into disrepute, (iv) breached his or her duties or obligations to us or (v) been convicted of an offense or has a judgment entered against them in connection with our affairs; (B) there is a material misstatement or omission in our financial statements or any other circumstance which would affect our financial soundness or require a restatement of our financial accounts; (C) a participant’s awards vest or may vest as a result of the fraud, dishonesty or breach of duties or obligations of any other person and, in the opinion of our Board of Directors, the awards would not have otherwise vested; or (D) we are required by or entitled under law or Company policy to reclaim remuneration from a participant.
In the event of a recoupment, our Board of Directors may determine that any of the following held by or on behalf of the participant will lapse or deem to be forfeited: (i) unvested awards, (ii) vested but unexercised awards, (iii) RSUs, (iv) restricted shares and/or (v) CDIs or shares allocated under the 2018 Plan.
Additionally, our Board of Directors may determine that a participant must pay or repay us as a debt: (i) all or part of the net proceeds of sale where CDIs or shares allocated under the 2018 Plan have been sold, (ii) any cash payment received on vesting of awards or in lieu of an allocation of CDIs or shares and/or (iii) any dividends received in respect of CDIs or shares allocated under the 2018 Plan.
Our Board of Directors may specify in an award agreement additional circumstances in which a participant’s entitlement to awards may be reduced or extinguished.
With respect to awards granted pursuant to the STI Plan, only those awards granted to the following NEOs are subject to the clawback policy: Mr. Spindler, Mr. Ziems, Mr. Bitzer and Mr. Thompson.
Hedging Policy
We maintain a hedging policy as part of our Securities Dealing Policy, or policy, that applies to our directors executives, officers, employees, contractors and consultants. Under our policy, hedging includes entering into any arrangements that operate to limit the economic risk associated with holding our securities. We prohibit the practice of hedging any of our securities acquired under any employee, executive or director equity plan operated by us prior to vesting. Under our policy, our securities must never be hedged while they are subject to a holding lock or restriction on dealing under the terms of an employee, executive or director equity plan operated by us.
Overview of the Compensation Process
As described above, the composition of compensation for our executive officers includes: base salary, short-term performance incentives, long-term performance incentives, post-employment or change in control based compensation, contributions to superannuation or 401(k) funds and, as appropriate, other associated remuneration in accordance with industry norms. The elements of executive compensation are discussed at the meetings of our Compensation and Nominating Committee. The Compensation and Nominating Committee meets as often as the members deem necessary, with the intent to meet approximately once each quarter. Responsibilities of the Compensation and Nominating Committee include:
•
evaluating from time to time the performance of, and determining the compensation of, our Chief Executive Officer and his direct reports;

•
recommending to our Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to employee equity incentive plans;

•
approving major changes and developments in our policies and procedures related to compensation;

•
ensuring that compensation of our directors and executives are competitive within the market and appropriate to attract and retain talented directors and executives;

•
reviewing and recommending compensation arrangements for the chair of our Board of Directors and the non-executive directors of our Board of Directors including fees, travel and other benefits; and

•
reviewing and facilitating stockholder and other stakeholder engagement in relation to our compensation policies and practices.

Under its charter, the Compensation and Nominating Committee must consist of a minimum of three non-executive directors, a majority of independent directors and an independent director as chair of the Compensation and Nominating Committee. Non-committee members, including members of management, may attend the Compensation and Nominating Committee meetings at the invitation of the Compensation and Nominating Committee chair.
Compensation and Nominating Committee Report
The Compensation and Nominating Committee has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” and, based on such review and discussion, the Compensation and Nominating Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Members of the Compensation and Nominating Committee:
William (Bill) Koeck, Chair
Greg Pritchard
Laura Tyson

Summary Compensation Table
The following table sets forth information regarding the compensation of our NEOs for the fiscal years ended December 31, 2022, 2021 and 2020, as applicable. Our Group Chief Financial Officer, Mr. Gerhard Ziems and Chief Operating Officer, Australia, Mr. Douglas G. Thompson, are employed by Curragh Queensland Mining Pty Ltd, or Coronado Queensland, a wholly-owned Australian domiciled subsidiary of the Company. As a result, their compensation is or was earned and paid in Australian dollars, or A$. All other NEOs are paid in U.S. dollars, which we refer to as $ or US$. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2022 for each of Mr. Ziems and Mr. Thompson is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2022, which was approximately A$1.00 to US$0.70. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2021 for each of Mr. Ziems and Mr. Thompson is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2021, which was approximately A$1.00 to US$0.75. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2020 for each of Mr. Ziems and Mr. Thompson is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2020, which was approximately A$1.00 to US$0.69. PSUs and options issued with a grant date fair value in A$ have been translated into US$ using the spot exchange rate as of the dates of grant as follows: the 2020 PSU grants were on October 31, 2020 for which the exchange rate was approximately A$1.00 to US$0.71, the 2021 PSU grants were on June 7, 2021 for which the exchange rate was approximately A$1.00 to US$0.78 and the 2022 PSU grants were on April 25, 2022 for which the exchange rate was approximately A$1.00 to US$0.76.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)(6)	Total ($)
Garold Spindler Chief Executive Officer	2022	1,250,000	—	995,643	—	718,750	130,082	3,094,475
	2021	1,250,000	—	490,602	—	1,250,000	207,115	3,197,717
	2020	1,250,000	—	428,550	—	—	125,780	1,804,330
Gerhard Ziems Group Chief Financial Officer	2022	566,968	—	487,941	—	340,664	16,917	1,412,490
	2021	569,886	—	177,413	—	300,610	27,259	1,075,168
	2020	245,980	—	66,937	—	—	7,483	320,400
Jeffrey D. Bitzer Chief Operating Officer, United States	2022	491,154	—	398,258	—	337,500	56,249	1,283,161
	2021	391,667	16,850	48,078	—	350,000	53,015	859,610
Douglas G. Thompson Chief Operating Officer, Australia	2022	470,526	139,120	401,834	—	280,668	16,917	1,170,084
	2021	166,500	450,915	—	—	87,678	8,855	713,948
Christopher P. Meyering Vice President, Chief Legal Officer and Secretary	2022	500,000	—	298,693	—	215,625	10,856	1,025,174

(1)
For Mr. Ziems and Mr. Thompson their reported salary amounts are exclusive of government-mandated superannuation contributions of 9% of their respective base salaries for 2020, 9.5% of their respective base salaries for 2021, and 10.5% of their respective base salaries for 2022, as applicable or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $16,917 (A$24,430) for 2022.

(2)
Mr. Thompson received a discretionary bonus of $139,120 (A$200,000) relating to his achievement of specific improvement initiatives associated with mine planning and contractor management arrangements at Curragh between January 1, 2022 and August 31, 2022.

(3)
The amounts reported for 2022 reflect the aggregate grant date fair value, which represents the maximum grant date value (assuming the highest level of performance conditions) of the PSUs awarded to each of the NEOs, computed in accordance with the provisions of the Financial Accounting Standards Board Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718, based on the probable outcome of performance conditions. PSUs granted in 2022 which vest according to relative total shareholder return (25% of total PSUs granted) are subject to market conditions as defined under FASB ASC Topic 718 and were not subject to performance conditions as defined under FASB ASC Topic 718 and as such they had no maximum grant date fair values that differed from the grant date fair values presented in this table. In accordance with the SEC’s rules, dividend equivalents that accrue on executives’ PSU awards are not reported in the table above because dividends were factored into the grant date fair value of these awards (if applicable based on the terms of the individual award). In accordance with our accounting policy and the provisions of FASB ASC Topic 718, forfeitures due to termination are recorded as incurred.
The performance period for the PSUs is from January 1, 2022 to December 31, 2024. A discussion of the assumptions used in determining grant date fair value may be found in Note 23 “Share-Based Compensation” in the notes to our consolidated financial statements. The achievement of performance metrics will be assessed following the release of our audited full year financial results for the financial year ended December 31, 2024 (generally no later than March 31, 2025). The number of earned PSUs is calculated based on the achievement of the performance conditions and will vest one year from such date (and no later than March 31, 2026, or the Vesting Date). PSUs will be settled no later than 30 days following the Vesting Date. While dividends will not be earned on PSUs over the performance period, the final number of PSUs will be increased to reflect distributions that would have been paid on any earned PSUs between the end of the performance period and the date the shares are settled. The PSUs will only vest if the grantee is, and has been, continuously employed by us through the Vesting Date.
(4)
The amounts reported in this column include grant date fair value of PSUs based upon the probable outcome of such conditions at the time of their grant. The values of the PSUs assuming the highest level of achievement of performance conditions were as follows: Mr. Spindler: $1,998,622, Mr. Ziems: $979,485, Mr. Bitzer: $799,457, Mr. Thompson: $806,630 and Mr. Meyering: $599,583.

(5)
No options awards were granted to the NEOs during the years ended December 31, 2020, 2021 or 2022.

(6)
The amount reported for Mr. Spindler in 2022 includes a 401(k) matching contribution paid by the Company ($12,200), Company-paid basic accidental death and dismemberment insurance ($50) and basic life insurance ($164), tax equalization payment ($85,821) and Company-paid housing in Brisbane $31,847 (A$45,783). The amount reported for Mr. Ziems in 2022 includes superannuation $16,917 (A$24,430). The amount reported for Mr. Bitzer in 2022 includes a vehicle allowance ($16,130), 401(k) matching contribution paid by the Company ($12,200), Company purchased boots ($226), Company-paid basic accidental death and dismemberment insurance ($109), basic life insurance ($355), Company paid dental ($618), Company paid vision ($86) and Company paid medical insurance ($26,525). The amount reported for Mr. Thompson in 2022 includes superannuation $16,917 (A$24,430). The amount reported for Mr. Meyering in 2022 includes Company-paid basic accidental death and dismemberment insurance ($168), basic life insurance ($546), Company paid dental ($312), Company paid vision ($48) and Company paid medical insurance ($9,782).

2022 Grants of Plan-Based Awards Table
The following table provides information regarding the plan-based awards that were made to the NEOs during the fiscal year ended December 31, 2022.

			Estimated Possible Payouts Under Non- Equity Incentive Plan Awards ($)(2)			Estimated Future Payments Under Equity Incentive Plan Awards(3)			Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Garold Spindler	PSU(4) FY22 STI	4/25/2022		625,000	1,250,000		741,207	1,482,414	995,643
Gerhard Ziems	PSU(4) FY22 STI	4/25/2022		296,230	592,459		363,248	726,496	487,941
Jeffrey D. Bitzer	PSU(4) FY22 STI	4/25/2022		250,000	500,000		296,483	592,966	398,258
Douglas G. Thompson	PSU(4) FY22 STI	4/25/2022		244,060	488,119		299,146	598,291	401,834
Christopher P. Meyering	PSU(4) FY22 STI	4/25/2022		187,500	375,000		222,362	444,724	298,693

(1)
Type of award:

PSU Performance Stock Unit
FY22 STI Award granted pursuant to STI plan
(2)
The figures in these columns represent the estimated possible payouts with respect to awards granted to the NEOs under our STI plan based on performance conditions for the period from January 1, 2022, until December 31, 2022. Depending on the achievement of certain performance conditions outlined above, the NEOs had a maximum STI opportunity in the following amounts: Mr. Spindler was entitled to a maximum award equal to 100% of his $1,250,000 base salary; Mr. Ziems was entitled to a maximum award equal to 100% of his $592,459 (A$851,724) fixed annual remuneration; Mr. Bitzer was entitled to 100% of his $500,000 base salary; Mr. Thompson was entitled to a maximum award equal to 100% of his $488,119 (A$701,724) fixed annual remuneration; and Mr. Meyering was entitled to a maximum award equal to 75% of his $500,000 base salary. Meeting the target conditions would have resulted in an STI opportunity for the NEOs in the following amounts: for Mr. Spindler, Mr. Ziems, Mr. Bitzer and Mr. Thompson, 50% of the applicable NEO’s base salary or fixed annual remuneration; and for Mr. Meyering, 37.5% of his base salary. There are no threshold performance levels or payout amounts under the STI plan. STI awards are presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2022, which was approximately A$1.00 to US$0.70.

(3)
Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial share amounts.

(4)
PSUs were granted pursuant to the 2018 Plan on April 25, 2022.

Narrative Disclosure to Summary Compensation Table
Employment Agreements
Garold Spindler.   On September 21, 2018, we entered into an employment agreement with Mr. Spindler to govern his continued employment as our Chief Executive Officer. Under Mr. Spindler’s employment agreement, his initial annual base salary was $1,000,000. Mr. Spindler’s annual base salary as of December 31, 2022 was $1,250,000. The agreement also provides that Mr. Spindler is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Spindler’s employment was set to terminate automatically on December 31, 2021. However, each year the automatic end date will automatically extend to December 31 of the following year if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Spindler’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Spindler’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Spindler 50% of his then-current base salary in equal installments for the duration of the non-competition period. See “Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Spindler.
Gerhard Ziems.   On July 13, 2020, Coronado Queensland entered into an employment agreement with Mr. Ziems to govern his employment as the Group Chief Financial Officer. Under Mr. Ziems’ employment agreement, his initial annual base salary was $523,406 (A$758,652), and his salary as of December 31, 2022 was $566,968 (A$815,078). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Mr. Ziems’ behalf, as required by Australian law, up to a maximum amount of the lesser of 10.5% of his earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $16,917 (A$24,430) for 2022. The agreement also provides that Mr. Ziems may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Mr. Ziems’ employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). Mr. Ziems’ employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of his employment. See “Potential Payments Upon Termination” for the severance provisions applicable to Mr. Ziems.
Jeffrey D. Bitzer.   On August 4, 2021, we entered into an employment agreement with Mr. Bitzer to govern his employment as our Chief Operations Officer, United States. Under Mr. Bitzer’s employment agreement, his initial annual base salary was $425,000 and his base salary as of December 31, 2022 was $500,000. The agreement also provides that Mr. Bitzer is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Bitzer’s employment was set to terminate automatically on December 31, 2022. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Bitzer’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of twelve months following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Bitzer’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Bitzer an amount equal to 3 months’ of his then-current base salary in equal installments for six months following his termination. See “Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Bitzer.
Douglas G. Thompson.   On September 1, 2021, Coronado Queensland entered into an employment agreement with Mr. Thompson to govern his employment as the Chief Operations Officer, Australia. Under Mr. Thompson’s employment agreement, his initial annual base salary was $509,060 (A$677,369) and his base salary as of December 31, 2022 was $470,5526 (A$676,432). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Mr. Thompson’s behalf, as required by Australian law, up to a maximum amount of the lesser of 10.5% of his earnings or the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which was $16,917 (A$24,430) for 2022. The agreement also provides that Mr. Thompson may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Mr. Thompson was employed initially on a probationary basis for a period of three months, during which Mr. Thompson’s employment could have been terminated by either Coronado Queensland or Mr. Thompson for any reason with one week of notice or pay one week of wages in lieu of notice. After the initial three month period, Mr. Thompson’s employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). Mr. Thompson’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of his employment. See “Potential Payments Upon Termination” for the severance provisions applicable to Mr. Thompson.
Christopher P. Meyering.   On September 1, 2021, we entered into an employment agreement with Mr. Meyering to govern his continued employment as our Chief Legal Officer. Under Mr. Meyering’s employment agreement, his initial annual base salary was $500,000. Mr. Meyering’s annual base salary as of December 31, 2022 was $500,000. The agreement also provides that Mr. Meyering is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Meyering’s employment agreement was set to terminate automatically on December 31, 2022. However, each year the automatic end date will automatically extend to December 31 of the following year if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Meyering’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Meyering’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Meyering 50% of his then-current base salary in equal installments for the duration of the non-competition period. See “Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Meyering.
2018 Plan (for Employees and Consultants)
We maintain the 2018 Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.
The purpose of the 2018 Plan is to attract, retain and motivate key employees and consultants, to align the interests of such persons with our stockholders and to promote ownership of our equity. Employees and consultants are eligible for awards under the 2018 Plan.
Pursuant to the 2018 Plan, we may grant stock options (including “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended), stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and performance-based awards or other equity-based or equity-related awards (including PSUs), that the Compensation and Nominating Committee determines to be consistent with the purposes of the 2018 Plan and our interests.
Coronado Group LLC Management Incentive Units
Under the Coronado Group LLC agreement (as amended, effective October 23, 2018, referred to as the LLC Agreement), 2,900 MIUs were designated and authorized for issuance to certain members of management to motivate and retain senior management. The plan is designated to allow key members of management to share in the profits of the Company after certain returns are achieved by the equity investors. The MIUs constitute “profit interests” for the benefit of senior management in consideration of services rendered and to be rendered. At December 31, 2022, 2,900 MIUs were outstanding.
Coronado Coal LLC and Coronado II LLC merged to form Coronado Group LLC in July 2015. Coronado IV LLC was merged into Coronado Group LLC on June 30, 2016. Under the updated formation agreement dated June 30, 2016, the 2,500 designated and authorized units under the initial formation of Coronado Group LLC were replaced by these new units.
The management incentive units are comprised of three tiers, which entitle the holders to receive distributions from Coronado Group LLC subordinate to the distributions to be received by Members (as defined in the LLC Agreement). As of December 31, 2022, a portion of the authorized units had been allocated to various members of Coronado management including Mr. Spindler. Mr. Spindler holds 41% of MIUs on issue and also holds 1.0386% of class A units, reflecting his capital contribution.
Outstanding Equity Awards at 2022 Fiscal Year-End Table
The following table provides information as of December 31, 2022 regarding equity awards, including unexercised stock options that had not vested, for each of the NEOs, using the fiscal year ended December 31, 2022 spot exchange rate, which was approximately A$1.00 to US$0.68.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unsecured Unearned Options ($)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares of Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Garold Spindler	10/23/2018	—	10,496(3)	—	28.42	10/23/28	3,148(4)	42,442	—	—
	10/31/2020	—	—	—	—	—	—	—	90,119(5)	1,215,007
	06/07/2021	—	—	—	—	—	—	—	149,029(6)	2,009,246
	04/25/2022	—	—	—	—	—	—	—	148,241(7)	1,998,622
Gerhard Ziems	10/31/2020	—	—	—	—	—	—	—	14,076(5)	189,776
	06/07/2021	—	—	—	—	—	—	—	53,892(6)	726,585
	04/25/2022	—	—	—	—	—	—	—	72,650(7)	979,485
Jeffrey D. Bitzer	10/23/2018	—	—	—	—	—	771(4)	10,395	—	—
	10/31/2020	—	—	—	—	—	—	—	8,832(5)	119,075
	06/07/2021	—	—	—	—	—	—	—	14,605(6)	196,908
	04/25/2022	—	—	—	—	—	—	—	59,297(7)	799,457
Douglas G. Thompson	04/25/2022	—	—	—	—	—	—	—	59,829(7)	806,630
Christopher P. Meyering	04/25/2022	—	—	—	—	—	—	—	44,472(7)	599,583

(1)
The exercise price is calculated based on the exercise price of our CDIs on the date of grant multiplied by ten to account for the ten CDIs that represent one share of our common stock.

(2)
The values are based on the closing CDI price as of December 31, 2022 of $1.35 (A$1.99), respectively.

(3)
Our Compensation and Nominating Committee measured the achievement of certain performance measures including our relative total shareholder return and other LTI Scorecard metrics (detailed above) on February 21, 2022. The options granted to the NEOs on October 23, 2018 that were unearned were forfeited on February 21, 2022. The earned options vested on February 21, 2023. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(4)
These PSUs were granted on October 23, 2018. Our Compensation and Nominating Committee measured the achievement of certain performance measures including our relative total shareholder return and other LTI Scorecard metrics (detailed above), on February 21, 2022. The PSUs granted to the NEOs on October 23, 2018 that were unearned were forfeited on February 21, 2022. The earned PSUs vested on February 21, 2023. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(5)
These PSUs were granted on October 31, 2020. Our Compensation and Nominating Committee measures the achievement of certain performance measures including our relative total shareholder return and other LTI Scorecard metrics (detailed above) on February 15, 2023. The following PSUs were conditionally earned by our NEOs: Mr. Spindler: 51,478 shares, Mr. Ziems: 8,041 shares, Mr. Bitzer: 5,045 shares. The PSUs granted to the NEOs on October 31, 2020 that were unearned were forfeited on February 15, 2023. The earned PSUs will vest on February 15, 2024, subject to each NEO’s continued service through such date. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(6)
These PSUs were granted on June 7, 2021. Depending upon the achievement of certain performance measures including our relative total shareholder return and other 2021 LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest on the one-year anniversary (and no later than March 23, 2025) following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the fiscal year ending December 31, 2023). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(7)
These PSUs were granted on April 25, 2022. Depending upon the achievement of certain performance measures including our relative total shareholder return and other 2022 LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest on the one-year anniversary (and no later than March 23, 2026) following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the financial year ended December 31, 2024). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

Option Exercises and Stock Vested in Fiscal Year Ended December 31, 2022
No options were exercised and no stock awards vested in the fiscal year ended December 31, 2022.
Pension Benefits
Superannuation Payment. We do not provide pension benefits to our NEOs. Instead, as required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Mr. Ziems and Mr. Thompson at an amount that is the lesser of 10.5% of each such employee’s salary or the quarterly maximum contribution amount designated by law, which was $16,917 (A$24,430) in 2022. Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s remuneration to an approved superannuation fund that employees are typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.
401(k) Matching.   Our NEOs located in the United States, including Mr. Spindler, Mr. Bitzer and Mr. Meyering, are eligible to receive matching 401(k) contributions if they elect to participate in our 401(k) plan. We aim to match contributions, if any, at a market-appropriate level, which was a rate of 4% for the fiscal year ended December 31, 2022.
Potential Payments Upon Change in Control
Each of the NEOs’ PSU award agreements provide that if a change in control (as defined in the 2018 Plan) occurs within the defined performance period, a number of each grantee’s PSUs prorated from the beginning of the performance period through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by the Compensation and Nominating Committee in its sole discretion. Any of the executives’ PSUs that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested PSUs will automatically be settled on a change in control unless our Board of Directors determines otherwise.
Our Board of Directors has the discretion to make STI payments in the event of specific circumstances relating to a change in control.
Potential Payments Upon Termination
Garold Spindler.   If Mr. Spindler’s employment is terminated without cause (as such term is defined in Mr. Spindler’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable six months after the date his employment terminates.

In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Spindler’s employment agreement, we agree to pay Mr. Spindler 50% of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Spindler’s employment. In return for this payment, Mr. Spindler is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Spindler’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
Gerhard Ziems.   As mentioned above, Mr. Ziems’ employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). If Mr. Ziems terminates his employment without required notice, he must pay Coronado Queensland an amount equal to his compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Mr. Ziems’ employment immediately without notice or payment in certain circumstances, including if he engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or his ability to effectively perform his duties, or is unwilling or unable to properly and effectively perform his duties. Mr. Ziems is entitled to a termination payment of six months of his fixed annual salary in addition to the above-mentioned three months’ notice, if his employment is terminated for any reason, other than those reasons listed in the preceding sentence.
If Mr. Ziems’ employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Mr. Ziems is terminated by reason of redundancy, he is entitled to receive such redundancy payments as required under Australian legislation, which, based on his tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments) in addition to his contractual entitlements noted above.
Jeffrey D. Bitzer.   If Mr. Bitzer’s employment is terminated without cause (as such term is defined in Mr. Bitzer’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable within 60 days after the date his employment terminates.
In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Bitzer’s employment agreement, we agree to pay Mr. Bitzer an amount equal to 3 months’ of his annual salary, in 6 monthly payments, for a six-month period following termination of Mr. Bitzer’s employment. In return for this payment, Mr. Bitzer is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Bitzer’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
Douglas G. Thompson.   As mentioned above, Mr. Thompson’s employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). If Mr. Thompson terminates his employment without required notice, he must pay Coronado Queensland an amount equal to his compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Mr. Thompson’s employment immediately without notice or payment in certain circumstances, including if he engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or his ability to effectively perform his duties, or is unwilling or unable to properly and effectively perform his duties. Mr. Thompson is entitled to a termination payment of six months of his fixed annual salary in addition to the above-mentioned three months’ notice, if his employment is terminated for any reason, other than those reasons listed in the preceding sentence.

If Mr. Thompson’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Mr. Thompson is terminated by reason of redundancy, he is entitled to receive such redundancy payments as required under Australian legislation, which, based on his tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments) in addition to his contractual entitlements noted above.
Christopher P. Meyering.   If Mr. Meyering’s employment is terminated without cause (as such term is defined in Mr. Meyering’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable within 60 days after the date his employment terminates.
In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Meyering’s employment agreement, we agree to pay Mr. Meyering an amount equal to 6 months of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Meyering’s employment. In return for this payment, Mr. Meyering is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Meyering’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
The following table sets forth the estimated incremental compensation payable in the form of severance benefits to each of the NEOs in the event of termination of the officer’s employment without cause or resignation for good reason, assuming such event occurred on December 31, 2022. The compensation set out below for Mr. Ziems and Mr. Thompson is presented in U.S. dollars using the spot exchange rate as of December 31, 2022, which was approximately A$1.00 to US$0.68.
Name and Benefits	Severance Benefits
Garold Spindler
Cash severance	$1,250,000
Consultation Services	$625,000
Gerhard Ziems
Cash severance	$432,782(A$638,793)
Jeffrey D. Bitzer
Cash severance	$500,000
Consultation Services	$125,000
Douglas G. Thompson
Cash severance	$356,564(A$526,293)
Christopher P. Meyering
Cash severance	$500,000
Consultation Services	$250,000
Upon termination of employment due to death, disability or retirement, or in the event of a change in control, each NEO would be entitled to, at the end of the applicable performance period and subject to performance, pro-rata vesting of their outstanding performance-based stock options and PSUs based on their performance during the performance period.
Compensation Risk Considerations
We have reviewed our compensation policies as generally applicable to our employees and believe that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. In making this determination, we considered our pay mix, our base salaries and the attributes of our variable compensation programs, including our long-term and short-term incentive plans, and our alignment with market pay levels and compensation program designs. Our Compensation and Nominating Committee believes that the design of our executive compensation programs as outlined in “Compensation Discussion and Analysis” above places emphasis on long-term and short-term incentives and competitive base salaries. Our Compensation and Nominating Committee believes that this mix of incentives appropriately balances risk and aligns our executive officers’ motivations for our long-term success.
CEO Pay Ratio
For the 2022 fiscal year, the ratio of the annual total compensation of Garold Spindler, our Managing Director and Chief Executive Officer, or the CEO Compensation, to the median of the annual total compensation of all of our employees other than our Chief Executive Officer, or the Median Annual Compensation, was 26 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, we refer to the employee who received such Median Annual Compensation, who was selected in a manner consistent with Item 402(u) of Regulation S-K, as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was December 31, 2022, or the Determination Date. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Spindler in the “Summary Compensation Table” for the 2022 fiscal year of $3,094,475. For the purposes of this disclosure, Median Annual Compensation was $117,596 and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2022 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.
To identify the Median Employee, we first determined our employee population as of the Determination Date for purposes of the calculation. We measured compensation for 1,727 employees, representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries as of the Determination Date, excluding Mr. Spindler and, as permitted by Item 402(u) of Regulation S-K, excluding any independent contractors. We then measured compensation for the period beginning on January 1, 2022 and ending on December 31, 2022 for these employees. This compensation measurement was calculated by totaling, for each employee, the total cash compensation and benefits as shown in our payroll and human resources records for 2022.
Pay Versus Performance Disclosure
	PAY VERSUS PERFORMANCE
Year (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(1)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (h)	Cash Flow (i)(4)
					Total Shareholder Return (f)(3)	Peer Group Total Shareholder Return (g)(3)
2022	$3,094,475	$3,778,624	$1,257,473	$1,394,231	$112	$312	$771,703,000	$888,292,000
2021	$3,197,717	$3,630,754	$844,277	$943,431	$59	$125	$189,423,000	$379,592,000
2020	$1,804,330	$1,865,515	$499,678	$504,599	$55	$81	($226,537,000)	($89,550,000)

(1)
Mr. Spindler served as our principal executive officer, or the PEO, for the full year for each of 2022, 2021 and 2020. For 2022, our non-PEO NEOs included Mr. Ziems. Mr. Bitzer, Mr. Thompson and Mr. Meyering. For 2021, our non-PEO NEOs included Mr. Ziems. Mr. Bitzer, Mr. Thompson and Ms. Pollard and James Campbell. For 2020, our non-PEO NEOs included Mr. Ziems, Mr. Campbell, Richard Rose, Ms. Pollard and Ayten Saridas.

(2)
For each of 2022, 2021 and 2020, the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively:

Garold Spindler	2022	2021	2020
Summary Compensation Table Total for PEO (column (b))	$3,094,475	$3,197,717	$1,804,330
- SCT “Stock Awards” column value	($995,643)	($490,602)	($428,550)
- SCT “Option Awards” column value	—	—	—
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end, including:	$1,284,517	$981,220	$513,209
+/- (as applicable) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end, including:	$486,799	($57,581)	($23,474)
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year, including:	($91,524)	—	—
Compensation Actually Paid to PEO (column (c))	$3,778,624	$3,630,754	$1,865,515
AVERAGE FOR NON-PEO NEOS	2022	2021	2020
Average SCT Total for Non-PEO NEOs (column (d))	$1,257,473	$844,277	$499,678
- SCT “Stock Awards” column value	($396,681)	($109,465)	($81,739)
- SCT “Option Awards” column value	—	—	—
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end, including:	$511,774	$218,934	$97,887
+/- (as applicable) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end, including:	$25,524	($10,314)	($3,997)
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year, including:	($3,858)	—	($7,249)
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$1,394,231	$943,431	$504,599

(3)
For each of 2022, 2021 and 2020, total shareholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 30, 2019. The yearly percentage change in cumulative total shareholder return was measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for the period from December 30, 2019 through and including the last day of the covered fiscal year, or the Measurement Period, assuming dividend reinvestment, plus (ii) the difference between stock price per share at the end and the beginning of the Measurement Period, divided by (b) stock price per share at the beginning of the Measurement Period. For purposes of this pay versus performance disclosure, our peer group consists of the following entities: Stanmore Resources Ltd, Whitehaven Coal Ltd, New Hope Corporation Limited, Yancoal Australia Ltd, Arch Coal Inc., Peabody Energy Corporation, Warrior Met Coal Inc. and Alpha Metallurgical Resources, Inc (f/k/a Contura Energy, Inc.), or the Peer Group. For purposes of calculating the Peer Group total shareholder return, the returns of each component issuer of the group were weighted according to the respective issuers’ stock market capitalization at the beginning of the Measurement Period. Because fiscal years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4)
Cash flow is calculated as Adjusted EBITDA less capex, interest and tax paid. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization and other foreign exchange losses. Adjusted EBITDA is also adjusted for certain discrete items that management exclude in analyzing each of the Company’s segments’ operating performance. For a complete discussion of, and reconciliation of, Adjusted EBITDA to the relevant GAAP measure, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 108 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 21, 2023.

Pay Versus Performance Relationship Descriptions
The following graphical comparisons describe the relationships between certain figures included in the Pay Versus Performance table for each of 2022, 2021, and 2020, including: (a) a comparison between our cumulative total shareholder return and the total shareholder return of the Peer Group; and (b) comparisons between (i) the compensation actually paid, or CAP, to the PEO and the average CAP to our non-PEO NEOs and (ii) each of the Total Shareholder Return, Net Income, and Cash Flow measures as set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Relationship Between CAP and Company and Peer Group Total Shareholder Return
CAP
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Total Shareholder Return
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
2020
2021
2022
PEO CAP
Ave. Non-PEO NEO CAP
Company TSR
Peer Group TSR

Relationship Between CAP and Company Net Income
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
CAP
$800.00
$600.00
$400.00
$200.00
$0.00
-$200.00
-$400.00
Net Income (dollars in millions)
2020
2021
2022
PEO CAP
Ave. Non-PEO NEO CAP
Net Income

Relationship Between CAP and Cash Flow
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
CAP
1000
800
600
400
200
0
-200
Cash Flow (dollars in million)
2020
2021
2022
PEO CAP
Ave. Non-PEO NEO CAP
Cash Flow

Tabular List
The following table lists the three financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2022 to our performance:
Cash Flow
Relative Total Shareholder Return
Adjusted EBITDA
Director Compensation
The table below sets forth the compensation earned by each of the non-employee directors for the fiscal year ended December 31, 2022. The directors are paid in Australian dollars. The directors’ fees set out below are presented in U.S. dollars. For Messrs. Christensen, Koeck, Pritchard and Thrasher, the average exchange rate for the fiscal year ended December 31, 2022, which was approximately A$1.00 to US$0.70 was used. For Sir Mick and Ms. Tyson, the exchange rate on the date the fees were paid was used.

Name		Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Sir Michael (Mick) Davis	2022	$121,576	—	—	—	—	—	$121,576
Philip Christensen	2022	$132,164	—	—	—	—	—	$132,164
William (Bill) Koeck	2022	$229,548	—	—	—	—	—	$229,548
Greg Pritchard	2022	$132,164	—	—	—	—	—	$132,164
Ernie Thrasher(2)	2022	—	—	—	—	—	—	—
Laura Tyson(3)	2022	$121,576	—	—	—	—	—	$121,576

(1)
The amounts reflected in this column include standard fees earned by each director as part of their fee arrangements during the period from their respective appointment dates to December 31, 2021. The amounts reported for each of the directors are reported inclusive of any superannuation payments made on behalf of the directors.

(2)
Mr. Thrasher earned no compensation in 2022. However, as of December 31, 2022, Mr. Thrasher held 54,687 RSUs, which were granted prior to 2022.

(3)
The amount reported for Ms. Tyson reflects fees paid directly to EMG for her services.

Narrative Disclosure to Director Compensation Table
Director Compensation
Under our bylaws, our Board of Directors may decide the total amount paid by us to each director as compensation for their services as a director, subject to the ASX Listing Rules. Under the ASX Listing Rules, the total amount of fees paid to all non-employee directors in any financial year must not exceed the aggregate amount of non-employee directors’ fees approved by stockholders at our Annual General Meeting. This amount has been fixed by us at $1,252,080 (A$1,800,000) per annum.
Sir Mick, Mr. Christensen, Mr. Koeck, Mr. Pritchard, and Mr. Thrasher each entered into fee arrangements in connection with their appointment as non-employee directors. These fee arrangements provide for each non-employee director’s annual base compensation, which includes any statutory superannuation required. The fee arrangements also provide that the non-employee directors may elect to receive some, or all, of their annual base fees as RSUs. A summary of these fee arrangements follows:
Position	Year	Fee*
Board Member (other than Chair of the Board of Directors)	2022	$121,730 (A$175,000)
Chair of the Board of Directors	2022	$229,548 (A$330,000)
Chair of the Audit, Governance & Risk Committee (Additional Fee)	2022	$10,434 (A$15,000)
Chair of the Compensation and Nominating Committee (Additional Fee)	2022	$10,434 (A$15,000)
Chair of the Health Safety, Environment and Community Committee (Additional Fee)	2022	$10,434 (A$15,000)

*
U.S. dollar amounts are shown based on the average exchange rate for the fiscal year ended December 31, 2022, which was approximately A$1.00 to US$0.70.

If a non-employee director elects to receive some of their compensation in the form of RSUs, the RSUs will be settled no later than 30 days after the earliest of: (i) five years from the date the RSU is granted, (ii) the director ceasing to be a director on our Board of Directors or (iii) a change in control (as defined in the Non-Executive Director Plan). Each RSU is an entitlement to receive one CDI (or if our Board of Directors determines, the equivalent value in cash or shares) plus additional CDIs (or the equivalent value in cash or shares) equal to any distributions made (assuming such distributions are reinvested in CDIs at the ex-distribution date), until the RSU is settled. RSUs will be granted in installments over a 15-month period. No non-employee directors elected to receive any of their compensation in the form of RSUs in 2022.

In addition to the fees outlined above, the fee arrangement provides that we will pay our non-executive directors for travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.
We entered into a similar fee arrangement with Ms. Tyson in connection with her appointment as a non-executive director. However, Ms. Tyson is not directly paid a fee and is not entitled to receive fees in the form of RSUs. Rather, we pay EMG a standard director’s fee of $121,730 (A$175,000) annually in return for EMG making Ms. Tyson available to us. Ms. Tyson’s fee arrangement also provides that we will pay for her travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.
Non-Executive Director Plan
We maintain the Coronado Global Resources Inc. 2018 Non-Executive Director Plan, or the Non-Executive Director Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.
The purpose of the Non-Executive Director Plan is to attract, retain and motivate non-employee directors of our Board of Directors, to align the interests of such directors with our stockholders and to promote ownership of our equity.
Pursuant to the Non-Executive Director Plan, we may grant stock options, stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and other equity-based or equity-related awards, that the Compensation and Nominating Committee determines to be consistent with the purposes of the Non-Executive Director Plan and our interests.
Director Shareholding Policy
We have established a minimum shareholding policy for our non-executive directors, other than directors appointed by the holder of the Series A Preferred Share (which includes Ms. Tyson and Sir Mick), or any other directors determined by our Board of Directors. Non-employee directors are required to hold CDIs, RSUs, or shares that are at least equal in value to the director’s annual gross board fees in their first year of appointment to our Board of Directors. The minimum shareholding requirement will be enforced in the fifth and subsequent years of the director’s tenure so that the minimum shareholding can be progressively acquired over the five years from the time the director is appointed.
As of January 1, 2022, Mr. Spindler and Ms. Tyson each held an indirect economic interest in Coronado Group LLC’s shareholding, arising from holdings of:
•
class A units and MIUs in Coronado Group LLC, as described above; and/or

•
investments in the EMG Group.

Those non-employee directors who hold indirect economic interests in us through investments in Coronado Group LLC or the EMG Group have an indirect interest in proceeds received by Coronado Group LLC for sale of certain CDIs.
Compensation and Nominating Committee Interlocks and Insider Participation
Our Compensation and Nominating Committee consisted of three non-executive directors during 2022: Mr. Pritchard, Ms. Tyson and Mr. Koeck served as members of our Compensation and Nominating Committee for all of 2022. Mr. Koeck served as the Chair of the Compensation and Nominating Committee for all of 2022. None of the members of our Compensation and Nominating Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in 2022 served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other company that has one or more of its executive officers serving on our Board of Directors or Compensation and Nominating Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 11, 2023, information regarding beneficial ownership of shares of our common stock, including shares underlying CDIs, by the following:
•
each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•
each of our directors and our director nominee;

•
each of our NEOs; and

•
all current directors and executive officers, as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options and other equity awards that are currently exercisable or exercisable within 60 days of April 11, 2023. The officers, directors, director nominee and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.
Percentage of ownership is based on 167,645,373 shares of our common stock, or common stock equivalent CDIs, outstanding on April 11, 2023. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of April 11, 2023 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.
Because CDIs represent one-tenth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of our common stock may result in fractional shares of common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Stockholders
Coronado Group LLC(1)	84,506,139.9	50.4%
AustralianSuper Pty Ltd(2)	13,823,172.7	8.3%
Directors and Named Executive Officers
Garold Spindler(3)	12,844.2	*
William (Bill) Koeck(4)	17,326.1	*
Philip Christensen	—	—
Greg Pritchard(5)	7,158.2	*
Laura Tyson	—	—
Sir Michael (Mick) Davis	—	—
Jeffrey D. Bitzer(6)	650.4	*
Douglas G. Thompson(7)	6,020.1	*
Gerhard Ziems(8)	20,000.0	*
Christopher P. Meyering(9)	10,000.0	*
Emma Pollard(10)	1,105.4	*
All current directors and executive officers (11 persons) as a group	75,208.3	*

*
Indicates less than 1%.

(1)
Reflects 84,506,139.9 shares of common stock held by Coronado Group LLC based on the SC 13D/A filed by Coronado Group LLC with the SEC on February 24, 2022. EMG CC HC, LLC, EMG

Coronado II HC, LLC, EMG Coronado IV Holdings LLC and EMG Coronado Strategic LP, each of which is affiliated with The Energy & Minerals Group, collectively hold approximately 99% of the outstanding units of Coronado Group LLC. Voting and investment decisions with respect to these shares require the vote of a majority of the board of managers of Coronado Group LLC, which is currently comprised of Garold Spindler, Laura Tyson and John G. Calvert. As such, no individual member of the board of managers is deemed to be the beneficial owner of the shares of common stock held by Coronado Group LLC. The address for Coronado Group LLC is The Energy & Minerals Group, 2229 San Felipe, Suite 1300, Houston, Texas 77019.
(2)
Reflects 138,231,727 CDIs. Based upon information contained in Schedule 13G/A filed with the SEC on February 13, 2023, which specifies that AustralianSuper Pty Ltd. had sole voting power with respect to 138,231,727 CDIs. The address of AustralianSuper Pty Ltd is Level 30, 130 Lonsdale Street, Melbourne Victoria 3000, Australia.

(3)
Includes 23,482 CDIs owned jointly with Mr. Spindler’s spouse, and 104,960 CDIs that Mr. Spindler has the right to acquire within 60 days of April 11, 2023 through the exercise of stock options.

(4)
Reflects an indirect economic interest in 173,261 CDIs held through superannuation funds. Voting and investment power in these shares are held in the Koeck Superannuation Fund. Mr. Koeck and Pamela Edith Koeck are trustees of this fund with shared voting and investment power.

(5)
Reflects 71,582 CDIs held by JJ Discretionary Trust. Mr. Pritchard is a trustee and beneficiary of the JJ Discretionary Trust with voting and pecuniary interest.

(6)
Reflects 6,504 CDIs.

(7)
Reflects 60,201 CDIs.

(8)
Reflects 200,000 CDIs.

(9)
Reflects 100,000 CDIs.

(10)
Includes 8,503 CDIs that Ms. Pollard has the right to acquire within 60 days of April 11, 2023 through the exercise of stock options.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities file with the SEC reports of ownership and changes in beneficial ownership of our common stock. The Company files certain Section 16(a) reports on behalf of the directors and executive officers, and directors, executive officers, and greater than 10% owners are required to furnish us with copies of all Section 16(a) forms that are filed on their behalf. Based solely on a review of copies of these reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended December 31, 2022, all required reports were filed on behalf of our directors and executive officers on a timely basis, other than the filings of one Form 4 reporting two transactions for Emma Pollard relating to a grant of PSUs, one Form 4 reporting two transactions for Garold Spindler relating to a grant of PSUs and one Form 4 reporting one transaction for Jeffrey Bitzer relating to a grant of PSUs, each of which was filed on March 8, 2022 and was late due to administrative error.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions that occurred on or after January 1, 2022 to which we were a party, in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.
Stockholder’s Agreement
On September 24, 2018, we entered into a Stockholder’s Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us while the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock (including shares of common stock underlying CDIs). Pursuant to the Stockholder’s Agreement, we will provide the EMG Group with financial and other information, and we will cooperate with and have assistance from the EMG Group in connection with any financing or refinancing we undertake. While the EMG Group beneficially owns in the aggregate at least 10% of our outstanding shares of common stock, any issuances of equity securities must have been offered to Coronado Group LLC in respect of its pro rata shares. Additionally, for as long as the EMG Group beneficially owns in the aggregate at least 25% of the outstanding shares of our common stock, Coronado Group LLC will have consent rights to certain actions, including, but not limited to, amending or restating our bylaws or certificate of incorporation, issuing any equity securities, or terminating the employment of the Chief Executive Officer or hiring a new Chief Executive Officer. Under the Stockholder’s Agreement, the EMG Group has certain rights regarding our Board of Directors as described in “Executive Officers and Corporate Governance” above.
Registration Rights and Sell-Down Agreement
On September 24, 2018 we entered into a Registration Rights and Sell-Down Agreement with Coronado Group LLC, which governs Coronado Group LLC’s ability to require us to register shares of our common stock under the Securities Act of 1933, as amended, or the Securities Act, and to assist Coronado Group LLC in selling some or all of its shares of common stock (including in the form of CDIs).
Coronado Group LLC has the right, by delivering written notice, or Demand Notice, to require us to register the requested number of registerable securities under the Securities Act, or Demand Registration, provided that an individual stockholder may not deliver more than one Demand Notice within 180 calendar days.
We may postpone a Demand Registration (but not more than twice in any 12-month period), for a reasonable period not to exceed 90 days, provided that the Chief Executive Officer and Group Chief Financial Officer provide a signed certification that they reasonably expect such registration and offering to materially adversely affect or materially interfere with any bona fide material financing, or any material transaction under consideration, or require disclosure of nonpublic information, which could materially adversely affect us.
Except with respect to a Demand Registration, if we propose to file a registration statement under the Securities Act, we will give prompt notice of such filing within 10 days prior to the filing date, or Piggyback Notice, to all of the holders of registerable securities. The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of registerable securities as each holder may request.
Coronado Group may sell some or all of their shares of common stock without triggering registration rights under the terms of the Registration Rights and Sell-Down Agreement.
Relationship Deed
On September 24, 2018, we entered into a Relationship Deed with Coronado Group LLC and EMG Group. Pursuant to the Relationship Deed, we agreed to indemnify Coronado Group LLC for liabilities related to guarantees made by Coronado Group LLC in past transactions by the Company, any liability incurred by any person appointed by Coronado Group LLC as an observer on the board of directors under the Stockholder’s Agreement, and liabilities incurred by certain affiliates of the EMG Group under a New

South Wales-law governed bank guarantee facility. Under the Relationship Deed, we also agreed to reimburse Coronado Group LLC for reasonable costs of and incidental to the Australian IPO and travel costs for attending meetings of the board of directors for any person appointed by Coronado Group LLC as an observer.
Policies and Procedures for Review, Approval or Ratification of Related Party Transactions
Section 9.1 of our certificate of incorporation incorporates by reference the General Corporation Law of the State of Delaware in regards to related party transactions, pursuant to which no contract or transaction with any other firm, corporation or entity in which we have an interest, shall be affected or invalidated by the fact that one or more related persons may be a party to or may be interested in the contract or transaction, provided that the contract or transaction is approved by our Board of Directors. Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing, approving, ratifying or disapproving “related party transactions.” Further, all transactions which exceed $10 million in transaction value with affiliates of the Company or affiliates of certain stockholders of the Company, require the approval of Coronado Group LLC pursuant to the terms of the Stockholder’s Agreement dated as of September 24, 2018 between us and Coronado Group LLC.

AUDIT COMMITTEE REPORT
The Audit Committee, is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The charter is reviewed and reassessed for adequacy annually by the Audit Committee and is reviewed and approved by the Board of Directors. A copy of the charter is available at https://coronadoglobal.com./sec-filings/.
Our Audit Committee consists of Messrs. Pritchard (Chair), Christensen and Koeck. Our Board of Directors has determined that each of Messrs. Pritchard, Christensen and Koeck are independent under Rule 10A-3 under the Exchange Act. Mr. Pritchard qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee is responsible for retaining the Company’s independent registered public accounting firm.
Management is responsible for preparing financial statements in accordance with accounting principles generally accepted in the United States, or US GAAP, and the financial reporting process, including the Company’s disclosure controls and procedures and internal control over financial reporting.
The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity to US GAAP. The independent registered public accounting firm is required to perform an audit in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB.
The Audit Committee’s responsibility is to monitor and oversee these financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with management and EY, the principal accountant for the Company’s fiscal year ended December 31, 2022, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and effectiveness of internal controls over financial reporting.
In this context, the Audit Committee met 5 times in the fiscal year ended December 31, 2022 and held discussions with management and EY relating to matters pertaining to prior reported fiscal years. The Audit Committee also regularly met in separate executive sessions with EY and executive management, who oversees internal audit and risk management, and Audit Committee members only.
Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2022 were prepared in accordance with US GAAP. The Audit Committee has reviewed and discussed the consolidated financial statements, including the critical accounting policies and estimates, with management and EY. The Audit Committee has discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB, the SEC, and the ASX.
The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY its independence from the Company, including consideration of the compatibility of non-audit services with the firm’s independence.
Based on the Audit Committee’s discussion with management and EY and the Audit Committee’s review of the representation of management and the report of EY to the Audit Committee, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC and the ASX.
Submitted by the Audit Committee:
Greg Pritchard, Chair
Philip Christensen
William (Bill) Koeck

STOCKHOLDERS’ PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING
Exchange Act Rules
Any stockholder who wishes to have a qualified proposal (other than with respect to director nominations) considered for inclusion in our proxy statement for our 2024 annual general meeting of stockholders, or 2024 Annual General Meeting, must (i) comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act and (ii) ensure the proposal is received by our Secretary at our principal executive offices no later than December 15, 2023.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for election at the 2024 Annual General Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which provides that such notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary the 2023 Annual General Meeting, include the names of all director nominees and include a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If the date of the 2024 Annual General Meeting is changed by more than 30 calendar days from the first anniversary of the 2023 Annual General Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual General Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual General Meeting is first made. Accordingly, for the 2024 Annual General Meeting, stockholders must deliver such notice no later than March 24, 2024, unless the date of the 2024 Annual General Meeting is changed by more than 30 calendar days from the first anniversary of the Annual General Meeting.
Bylaws Advance Notice Requirement
Our bylaws include an advance notice provision that requires any stockholder who intends to submit a proposal for consideration at our 2024 Annual General Meeting (which proposals are not to be included in our proxy statement and thus are to be submitted outside the processes of Rule 14a-8 of the Exchange Act), or who intends to submit nominees for election as directors at the meeting, must notify our Secretary in writing. The advance notice provision requires that, among other things, stockholders give timely written notice to our Secretary regarding their proposals. To be timely, notices must be delivered to the Secretary at the principal executive office of the Company no earlier than January 25, 2024 and no later than the close of business on February 24, 2024. Such written notice must also satisfy specified requirements set forth in our bylaws.

GENERAL INFORMATION
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of Stockholders to be Held on May 24, 2023.
The Notice of Annual General Meeting, this proxy statement and our Proxy Annual Report are available on the internet at www.investorvote.com.au.
The following information applicable to the Annual General Meeting may be found in this proxy statement and the Notice of Internet Availability of Proxy Materials, the proxy card or the CDI voting instruction form that you received:
•
The date, time and virtual location of the Annual General Meeting;

•
A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;

•
Any control/identification numbers that you need to access your proxy; and

•
Information about attending the Annual General Meeting and voting at the Annual General Meeting.

Our Board of Directors has made our proxy materials available to you over the internet or, upon your request, has mailed you a printed version of these materials in connection with the Annual General Meeting, which will take place on May 25, 2023 in Australia (or May 24, 2023 in the United States). We mailed the Notice of Internet Availability of Proxy Materials to our stockholders on April 13, 2023, and our proxy materials were posted on the website referenced in the Notice of Internet Availability of Proxy Materials on that same date.
We have sent or provided access to the materials to you because our Board of Directors is soliciting your proxy to vote your shares at our Annual General Meeting. We will bear all expenses incurred in connection with this proxy solicitation. Our officers and employees may solicit your proxy by telephone, by electronic transmission or by other means of communication, and they will not be separately compensated for such services. We solicit proxies to give all stockholders (and CDI holders) an opportunity to vote on matters that will be presented at the Annual General Meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares (or shares underlying CDIs). If your shares are held through a broker or other nominee (i.e., in “street name”) and you have requested printed versions of these materials, we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses.

HOUSEHOLDING
As permitted under the Exchange Act, only one copy of the Notice of Internet Availability of Proxy Materials, or Notice, or this proxy statement is being delivered to stockholders (or CDI holders) residing at the same address, who have consented to such delivery and unless such stockholders (or CDI holders) have notified us of their desire to receive multiple copies of the Notice or this proxy statement. We will promptly deliver, upon oral or written request, a separate copy of the Notice or this proxy statement to any stockholder (or CDI holders) residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000, Attention: Secretary, Telephone: +61 7 3031 7777. Stockholders (or CDI holders) residing at the same address and currently receiving only one copy of the Notice or this proxy statement may contact our Secretary at the address above to request multiple copies of the Notice or this proxy statement in the future. Stockholders (or CDI holders) residing at the same address and currently receiving multiple copies of the Notice or this proxy statement may contact the Secretary at the address above to request that only a single copy of the Notice or this proxy statement be mailed to them in the future.

VOTING INFORMATION
What is the Purpose of the Annual General Meeting?
At the Annual General Meeting, we are asking the holder of the Series A Share to vote on the following proposal:
•
Proposal 1:   the election of the director nominee designated by the EMG Group to serve until the 2024 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified;

At the Annual General Meeting, we are asking holders of our common stock (and CDI holders) to vote on the following proposals:
•
Proposal 2:   the election of each of the five director nominees of the Company to serve until the 2024 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

•
Proposal 3:   the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, executive compensation tables and accompanying narrative disclosures contained in this proxy statement;

•
Proposal 4:   the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

•
Proposal 5:   the approval of the issuance of 25,000,000 Securities under the 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2 (Exception 13) and for all other purposes; and

•
Proposal 6:   the approval of the Coronado Global Resources Inc. Employee Stock Purchase Plan.

Who is Entitled to Vote at the Annual General Meeting?
Our Board of Directors selected April 11, 2023 as the record date for determining stockholders entitled to vote at the Annual General Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, Computershare Trust Company, N.A., or a CDI holder as of the close of business on the record date, you may vote your shares (or direct CDN on how to vote your CDIs, or appoint yourself or another entity as proxy for CDN to vote your CDIs) on the matters to be considered at the Annual General Meeting. If your shares were held in street name (as further described below) through a broker or nominee on that date (or through CDN for shares underlying CDIs), you should refer to the instructions provided by your broker or nominee (or CDI voting instruction form) for further information. They are seeking your instructions on how you want your shares to be voted.
The Company’s common stock is publicly traded on the ASX in the form of CDIs convertible at the option of the holders into shares of the Company’s common stock on a 10-for-1 basis. As of April 11, 2023, we had 167,645,373 shares of our common stock issued and outstanding with 8,013 holders of record. The holders included CDN, which held 90,337,269.4 shares of our common stock on behalf of the CDI holders; there were 8,013 registered owners of our CDIs on the record date. On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date. Holders of our CDIs are entitled to direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote one vote for every 10 CDIs held by such holder as of the record date.
What is the Difference Between a Stockholder of Record and a Street Name Holder?
If you own shares registered directly in your name with our transfer agent and registrar, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote at the Annual General Meeting.
If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of the shares and you hold those shares as a street name holder. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described in the notice that is sent to the street name holder by the broker, bank, trust or other nominee. Since a street name holder is not the stockholder of record, the street name holder may not vote their shares at the meeting unless such holder obtains a “legal proxy” from their applicable broker, bank, trustee or nominee giving such holder the right to vote the shares at the Annual General Meeting.
CDN is the stockholder of record for all shares beneficially owned by CDI holders. CDI holders are entitled to receive notice of, and attend, the Annual General Meeting and may direct CDN to vote at the Annual General Meeting by using the method described in the CDI voting instruction form.
How Many Shares Must be Present to Hold the Annual General Meeting?
In accordance with our bylaws and certificate of incorporation, the holders of a majority of the voting power of the outstanding shares of common stock entitled to vote as of the record date must be present at the Annual General Meeting in order to hold the Annual General Meeting and conduct business. Your shares will be counted as present if you:
•
are a stockholder of record and either:

•
are present and vote at the Annual General Meeting;

•
have properly submitted your proxy;

•
are a beneficial owner of shares held by brokers that constitute “broker non-votes” because you have not provided voting instructions to the brokers and they lack the discretionary authority to vote on a particular matter (as described below); or

•
are a CDI holder and you have properly submitted your CDI voting instruction form and directed CDN how to vote your shares underlying CDIs.

How Can You Vote Your Shares?
If you are a stockholder of record, you can vote your shares by voting by telephone, mailing in your proxy (if you requested and received a printed version of the proxy materials) or at the Annual General Meeting. You may give us your proxy by following the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received a printed version of these proxy materials, in the enclosed proxy card. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials through the instructions in the Notice of Internet Availability of Proxy Materials. If you vote using either telephone or the internet, you will save us mailing expense.
By giving us your proxy, you will be directing us how to vote your shares at the Annual General Meeting. Even if you plan on attending the Annual General Meeting, we urge you to submit a proxy now, instructing how your shares are to be voted at the Annual General Meeting. This will ensure that your vote is represented at the Annual General Meeting. If you do attend the Annual General Meeting, you can change your vote at that time, if you then desire to do so.
Valid proxies must be received no later than 10:00 A.M., Australian Eastern Standard Time, on May 22, 2023 or 8:00 P.M., U.S. Eastern Time, on May 21, 2023. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on May 22, 2023 or 8:00 P.M., U.S. Eastern Time, on May 21, 2023 by following the instructions on the proxy card.
What if Your Shares are Held in Street Name?
If you are the beneficial owner of shares held in street name, the methods by which you can access the proxy materials and give the voting instructions to the broker or nominee may vary. Accordingly, beneficial owners should follow the instructions provided by their brokers or nominees to vote by internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials as instructed by the Notice of Internet Availability of Proxy Materials. If you want to vote your shares at the Annual General Meeting, you must obtain a valid proxy from your broker or nominee, except that CDI holders may not vote at the Annual General Meeting unless they have nominated themselves as CDN’s proxy. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Additionally, the availability of internet or telephone voting depends on the voting process used by the broker or nominee that holds your shares.
How Can You Vote Your CDIs?
CDI holders as of the record date may direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.
If you are a CDI holder, you must take one of the following actions in order to vote at the Annual General Meeting:
•
instruct CDN, to vote the shares underlying your CDIs pursuant to your instructions in the CDI voting instruction form; or

•
inform the Company that you wish to nominate yourself or another person to be appointed as CDN’s proxy with respect to the shares underlying your CDIs for the purposes of attending and voting at the Annual General Meeting by completing the CDI voting instruction form.

Each CDI represents one-tenth of a share of our common stock. Therefore, each CDI holder will be entitled to one vote for every 10 CDIs they hold.
Completed CDI voting instruction forms must be provided to CDN no later than 10:00 A.M., Australian Eastern Standard Time, on May 22, 2023 or 8:00 P.M., U.S. Eastern Time, on May 21, 2023. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on May 22, 2023 or 8:00 P.M., U.S. Eastern Time, on May 21, 2023 by following the instructions on the proxy card.
What Does it Mean if You Receive More Than One Set of Proxy Materials?
You may receive more than one Notice of Internet Availability of Proxy Materials or proxy statement and proxy card or CDI voting instruction form if your shares (or shares underlying CDIs) are held through more than one account (e.g., through different brokers or nominees). Each Notice of Internet Availability of Proxy Materials, proxy card or CDI voting instruction form only covers those shares held in the applicable account. If you hold shares (or shares underlying CDIs) in more than one account, you will have to provide voting instructions as to all of your accounts to vote all of your shares (or shares underlying CDIs).
Can You Change Your Vote After Submitting Your Proxy?
For stockholders of record, you may change your vote or revoke your proxy by:
•
written notice to our Secretary at Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000;

•
granting a new, later dated proxy (including by submitting a later dated proxy by telephone or on the internet); or

•
voting at the Annual General Meeting.

Attendance at the virtual Annual General Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the virtual Annual General Meeting and vote your shares, you should change your vote using the same method (by internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual General Meeting verify your latest vote.
If you are a holder of CDIs and you direct CDN to vote by completing the CDI voting instruction form, you may revoke those instructions by delivering to Computershare Investor Services Pty Limited a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.
For beneficial owners of shares held in street name, you should follow the instructions in the information provided by your broker or nominee to change your vote or revoke your proxy. If you want to change your vote as to shares held in street name by voting at the Annual General Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

How Are Votes Counted?
For stockholders of record, all shares represented by proxies will be voted at the Annual General Meeting in accordance with instructions given by the stockholders. Where a stockholder returns its proxy and no instructions are given with respect to a given matter, the proxy holders named in the proxy will vote those shares in accordance with the recommendations of the Board of Directors set forth below and in the discretion of the proxy holders upon such other business as may properly come before the Annual General Meeting. If you are a stockholder of record and you do not return your proxy, no votes will be cast on your behalf on any of the items of business at the Annual General Meeting.
Where a CDI holder returns its CDI voting instruction form and no instructions are given with respect to a resolution, your vote will not be counted and will have no effect on that resolution.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may be treated as “broker non-votes.” Generally, broker non-votes occur when a broker is not permitted to vote on a particular matter without instructions from the beneficial owner and instructions have not been given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the election of directors and the advisory approval of the Company’s NEO compensation. However, brokers may vote their clients’ shares on “routine” proposals, such as the proposal seeking ratification of EY as the independent registered public accounting firm for the fiscal year ending December 31, 2023.
What are the Voting Options and Approval Requirements?
Proposal	Voting Options	Board of Directors Recommendations	Voting Standard	Treatment of Abstentions & Broker Non-Voters
Election of the Director Nominee Designated by the EMG Group	The holder of the Series A Share may vote “FOR” or withhold your vote for the director nominee.	For the Holder of our Series A Share “FOR”	Plurality (i.e., most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
Election of the Five Director Nominees of the Company	You may vote “FOR” or withhold your vote for any one or more of the director nominees.	For Holders of our Common Stock “FOR”	Plurality (i.e., most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
Approval of Our Named Executive Officers’ Compensation	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect.

Proposal	Voting Options	Board of Directors Recommendations	Voting Standard	Treatment of Abstentions & Broker Non-Voters
Ratification of the Appointment of Ernst & Young as the Company’s Independent Registered Public Accounting firm for the fiscal year ending December 31, 2023	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter	Abstentions will have the effect of a vote against the proposal. As this proposal is a routine matter, we do not expect to have broker non-votes
Approval of the Issuance of up to 25,000,000 Securities under the 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2 (Exception 13) and for all other purposes	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter	Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect.
Approval of the Coronado Global Resources Inc. ESPP	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter	Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect.
Under ASX Listing Rule 14.2.1, a proxy card must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. In accordance with the provisions of the General Corporation Law of the State of Delaware, the bylaws of the Company provide that directors shall be elected to the Board of Directors by a plurality of the votes cast (i.e., the person(s) elected will be those with the most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy). To enable this, ASX has granted the Company a waiver from ASX Listing Rule 14.2.1 to permit the Company not to provide an option for holders of CDIs to vote against a resolution to elect a director in a CDI voting instruction form. The terms of the waiver are that: (a) the Company complies with the relevant Delaware laws as to the content of the proxy cards applicable to resolutions for the elections of directors, (b) the notice given by the Company to CDI holders under ASX Settlement Operating Rule 13.8.9 makes it clear that holders are only able to vote for resolutions or abstain from voting, and the reasons why this is the case, (c) the Company releases details of this waiver to the market as part of the pre-quotation disclosure, and the terms of the waiver are set out in the management proxy circular provided to all holders of CDIs and (d) without limiting ASX’s right to vary to its decision under ASX Listing Rule 18.3, the waiver from Listing Rule 14.2.1 only applies for so long as the relevant Delaware laws prevent the Company from permitting stockholders to vote against a resolution to elect a director.

Can any Other Business be Conducted at the Annual General Meeting?
Yes. All matters brought before the Annual General Meeting must be stated in the Notice or otherwise properly brought before the Annual General Meeting by or at the direction of (a) the Board of Directors, (b) EMG or (c) a stockholder of record entitled to vote at the Annual General Meeting in compliance with the advance notice provisions set forth in Section 1.11 of the Company’s bylaws. The Company and the Board of Directors are not aware of any properly submitted business to be acted upon at the Annual General Meeting that is not set forth in the Notice.
What Happens if the Annual General Meeting is adjourned?
The Annual General Meeting may be adjourned by the Chair of the Annual General Meeting for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present at the Annual General Meeting or represented by proxy and entitled to vote on such matter at the Annual General Meeting. The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.
By Order of the Board of Directors,
/s/ Christopher P. Meyering
Christopher P. Meyering
Vice President, Chief Legal Officer and Secretary
Dated: April 13, 2023

APPENDIX A
CORONADO GLOBAL RESOURCES INC. 2018 EQUITY INCENTIVE PLAN
Set forth below is the text of the Coronado Global Resources Inc. 2018 Equity Incentive Plan, or the 2018 Plan. If Proposal 5 is adopted, the 2018 Plan will be approved for the purposes of ASX Listing Rule 7.2, Exception 13 for the issuance of securities under the 2018 Plan in the three years following the date of the Annual General Meeting.
CORONADO GLOBAL RESOURCES INC.
2018 EQUITY INCENTIVE PLAN
ARTICLE I
GENERAL
1.1
Purpose

The Coronado Global Resources Inc. 2018 Equity Incentive Plan (as amended from time to time, the “Plan”) is designed to help the Company (as hereinafter defined): (a) attract, retain and motivate key employees (including prospective employees) and consultants (other than non-employee directors of Coronado (as hereinafter defined)); (b) align the interests of such persons with the Company’s stockholders; and (c) promote ownership of the Company’s equity. The Plan is subject to subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth).
1.2
Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:
1.2.1   “ASX” means ASX Limited ACN 008 624 691 or the Australian Securities Exchange, as the context required.
1.2.2   “ASX Listing Rules” means the official listing rules of the ASX as they apply to the Company from time to time.
1.2.3   “ASX Settlement” means ASX Settlement Pty Limited (ABN 49 008 504 532).
1.2.4   “ASX Settlement Operating Rules” means the settlement operating rules of ASX Settlement.
1.2.5   “Award” means an award made pursuant to the Plan.
1.2.6   “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee), executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.
1.2.7   “Board” means the Board of Directors of Coronado.
1.2.8   “Business Combination” has the meaning provided in the definition of Change in Control.
1.2.9   “Cause” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Cause”, “Cause” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following: (i) such Grantee’s conviction of, or plea of nolo contendere, to any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof or under the laws of any other jurisdiction, (ii) such Grantee’s attempted commission of, or participation in, a fraud or theft against the Company or any client of the Company, (iii) such Grantee’s willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise, (iv) such Grantee’s repeated failure to substantially perform his or her duties and responsibilities to the Company (other than failure resulting from incapacity due to mental or physical illness or injury or from any permitted leave required by law), (v) such Grantee’s material violation of any contract or agreement between the Grantee and the Company or any written Company policy or any provision of the Company’s code of business conduct and ethics (including any successor thereto) or any other Company-established code of conduct to which such Grantee is subject or (vi) such Grantee’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by his or her job description or such Grantee’s loss of any governmental or self-regulatory license that is reasonably necessary for such Grantee to perform his or her duties or responsibilities, in each case as an Employee or a Consultant, as applicable, of the Company.
1.2.10   “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock.
1.2.11   “Change in Control” means, except in connection with any initial public offering of the Common Stock, CDIs or other security interest of the Company, the occurrence of any of the following events:
(a)   during a period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Coronado in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Coronado as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(b)   any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Coronado representing 50% or more of the combined voting power of Coronado’s then-outstanding securities eligible to vote for the election of the Board (“Coronado Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of the ownership or acquisition of Coronado Voting Securities: (A) by Coronado or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by Coronado or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition) or (E) by Energy Minerals Group, Coronado LLC or any of their affiliates;
(c)   the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Coronado that requires the approval of Coronado’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), excluding such a Business Combination with Energy Minerals Group, Coronado LLC or any of their affiliates, unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power is represented by Coronado Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares or other securities into which such Coronado Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Coronado Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination

(any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) shall be deemed to be a “Non-Qualifying Transaction”);
(d)   the consummation of a sale of all or substantially all of Coronado’s assets (other than to Energy Minerals Group, Coronado or any of their affiliates); or
(e)   the stockholders of Coronado approve a plan of complete liquidation or dissolution of Coronado.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Coronado Voting Securities as a result of the acquisition of Coronado Voting Securities by Coronado which reduces the number of Coronado Voting Securities outstanding; provided, that if after such acquisition by Coronado, such person (other than Energy Minerals Group, Coronado LLC or any of their affiliates) becomes the beneficial owner of additional Coronado Voting Securities that increases the percentage of outstanding Coronado Voting Securities beneficially owned by such person, a Change in Control shall then occur.
1.2.12   “CDI” is a CHESS depositary interest, being a security interest as defined in the ASX Settlement Operating Rules, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.
1.2.13   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.
1.2.14   “Committee” has the meaning set forth in Section 1.3.1.
1.2.15   “Common Stock” means the common stock of Coronado, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.
1.2.16   “Company” means Coronado and any Subsidiary.
1.2.17   “Consent” has the meaning set forth in Section 3.3.2.
1.2.18   “Consultant” means any individual (other than a non-employee director of Coronado), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to Coronado or any Subsidiary.
1.2.19   “Coronado” means Coronado Global Resources Inc.
1.2.20   “Coronado Voting Securities” has the meaning provided in the definition of Change in Control.
1.2.21   “Covered Person” has the meaning set forth in Section 1.3.4.
1.2.22   “Director” means a member of the Board.
1.2.23   “Disability” means the Grantee (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.
1.2.24   “Effective Date” has the meaning set forth in Section 3.22.
1.2.25   “Employee” means a regular, active employee and/or a prospective employee of Coronado or any Subsidiary, but not including a non-employee director of Coronado.
1.2.26   “Employment” means a Grantee’s performance of services for Coronado or any Subsidiary, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with Coronado or any Subsidiary results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.
1.2.27   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.28   “Fair Market Value” means, (i) with respect to a CDI, the closing price for a CDI on the applicable date as reported on the ASX or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee and (ii) with respect to a Share, the product of (x) ten and (y) the closing price for a CDI on the applicable date as reported on the ASX or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, in each case, unless determined as otherwise specified herein; provided that if the Shares are listed on the New York Stock Exchange or NASDAQ, then the Fair Market Value will mean, with respect to a Share, the closing price for a Share on the applicable date as reported on the New York Stock Exchange or NASDAQ, as applicable. For purposes of the grant of any Award, unless otherwise provided in an Award Agreement, the applicable date will be the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.
1.2.29   “Financial Misstatement Circumstance” means a material misstatement or omission in the financial statements of the Company or any other circumstances or events which, in the opinion of the Board, may, or are likely to, affect the Company’s financial soundness or require re-statement of the Company’s financial accounts, including, without limitation, as a result of misrepresentations, errors, omissions, or negligence.
1.2.30   “Good Reason” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Good Reason,” “Good Reason” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following in the absence of the Grantee’s prior written consent: (i) such Grantee has incurred a material reduction in base salary, authority, duties or responsibilities; or (ii) such Grantee has been provided notice that his principal place of work will be relocated to a place more than 50 miles from the Grantee’s base of employment immediately prior to the Change in Control; provided in each case, that no event or circumstance described by the foregoing sentence will constitute Good Reason unless (i) the Grantee provides the Company notice thereof within ninety (90) days after the occurrence or existence of such event or circumstance, (ii) the Company fails to cure such event or circumstance within thirty (30) days after delivery of such notice and (iii) the Grantee’s employment with the Company terminates within thirty (30) days after the expiration of such cure period.
1.2.31   “Grantee” means an Employee or Consultant who receives an Award.
1.2.32   “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.
1.2.33   “Incumbent Directors” has the meaning provided in the definition of Change in Control.
1.2.34   “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.
1.2.35   “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.1.
1.2.36   “Performance-Based Awards” means certain Awards granted pursuant to Section 2.8.2.
1.2.37   “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards.
1.2.38   “Plan Action” will have the meaning set forth in Section 3.3.1.

1.2.39   “Retirement” means, unless otherwise defined in an Award Agreement, a voluntary termination of employment initiated by a Grantee (while such Grantee is in good standing with the Company) (i) on or after age 60 with five years of service or (ii) on or after age 55 with 10 years of service.
1.2.40   “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.
1.2.41   “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.42   “Shares” means shares of Common Stock.
1.2.43   “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Coronado has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of the then-outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or managing partners or in which Coronado has the right to receive 50% or more of the distribution of profits or 50% of the assets on liquidation or dissolution.
1.2.44   “Surviving Entity” has the meaning provided in the definition of Change in Control.
1.2.45   “Ten Percent Stockholder” means a person owning securities possessing more than 10% of the total combined voting power of all classes of securities of Coronado and of any Subsidiary or parent corporation of Coronado.
1.2.46   “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.
For the avoidance of doubt, any references to “stock” or “shares” in this Plan may be read as a reference to CDIs or Shares as the context reasonably requires, unless the contrary intention is expressly stated in the Plan.
1.3
Administration

1.3.1   The Compensation and Nominating Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:
(a)   exercise all of the powers granted to it under the Plan;
(b)   construe, interpret and implement the Plan and all Award Agreements;
(c)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d)   make all determinations necessary or advisable in administering the Plan;
(e)   correct any defect, supply any omission and reconcile any inconsistency in the Plan;
(f)   amend the Plan to reflect changes in applicable law;
(g)   grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards and conditioning the vesting of, or lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon the attainment of Performance Goals and/or upon continued service;
(h)   amend any outstanding Award Agreement in any respect, including, without limitation, to
(1)   accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any CDIs or Shares acquired pursuant to such Award will be restricted CDIs or Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(2)   accelerate the time or times at which CDIs or Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any CDIs or Shares delivered pursuant to such Award will be restricted CDIs or Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),
(3)   waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions or
(4)   reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and
(i)   determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,
(1)   Awards may be
(A)   settled in cash, CDIs, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),
(B)   exercised or
(C)   canceled, forfeited or suspended,
(2)   CDIs, Shares, cash, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,
(3)   to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,
(4)   Awards may be settled by Coronado, any of its Subsidiaries or affiliates or any of their designees and
(5)   the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.
1.3.2   Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
1.3.3   Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4   No member of the Committee or any person to whom the Committee delegates its powers, responsibilities, or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:
(a)   any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and
(b)   any and all amounts paid by such Covered Person, with Coronado’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Coronado will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Coronado gives notice of its intent to assume the defense, Coronado will have sole control over such defense with counsel of Coronado’s choice.
The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Coronado’s Certificate of Incorporation or By-laws, as amended from time to time, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that Coronado may have to indemnify such persons or hold them harmless.
1.4
Persons Eligible for Awards

Awards under the Plan may be made to Employees and Consultants.
1.5
Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based and/or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of CDIs or Shares as determined from time to time:
(a)   stock options,
(b)   stock appreciation rights,
(c)   restricted shares or CDIs,
(d)   restricted stock units,
(e)   dividend equivalent rights and
(f)   Performance-based awards or other equity-based or equity-related Awards (as further described in Section 2.8) including performance stock units, that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company. For the avoidance of doubt, stock options, stock appreciation rights, restricted shares, and restricted stock units may constitute performance-based awards.
For the further avoidance of doubt, the Committee may determine that an Award will be satisfied by cash, Shares or CDIs, with such decision to be determined by the Committee at any time after the Award date (including on vesting and, if applicable, exercise of the relevant Award).

1.6
Adjustments

The Committee will:
(a)   adjust the number of Shares set forth in Section 2.3.2 that can be issued through Incentive Stock Options and
(b)   adjust the terms of any outstanding Awards (including, without limitation, the number of CDIs or Shares covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued CDIs or Shares (or issuance of shares of stock other than shares of Common Stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of CDIs or Shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure, CDIs or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code, or to the extent that such adjustment would be contrary to the ASX Listing Rules if Coronado is listed on the ASX. Where applicable, the Committee will make the adjustments referred to in this Section in the manner allowed or required by the ASX Listing Rules, if Coronado is listed on the ASX.
ARTICLE II
AWARDS UNDER THE PLAN
2.1
Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein and subject to the ASX Listing Rules, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of Coronado. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
2.2
No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Coronado or holder of CDIs with respect to CDIs or Shares subject to an Award until the delivery of such CDIs or Shares. Except as otherwise provided in Section 1.6, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, CDIs, Shares, other securities or other property) for which the record date is before the date the Grantee is registered as the holder of CDIs or Shares, as applicable, as determined by the Committee or the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such CDIs or Shares.
2.3
Options

2.3.1   Grant.   Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine. A stock option granted under the Plan represents a right to purchase a CDI or a Share, as applicable, at a specified price for a specified period of time.
2.3.2   Incentive Stock Options.   At the time of grant, the Committee will determine:
(a)   whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and
(b)   the number of Shares subject to such Incentive Stock Option; provided, however, that

(1)   the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of Coronado and of any Subsidiary or parent corporation or Coronado affiliate) will not exceed $100,000 and
(2)   no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.
The form of any stock option which is entirely, or in part, an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option.
2.3.3   Exercise Price.   The exercise price per CDI or Share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6, may never be less than the Fair Market Value (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value).
2.3.4   Term of Stock Option.   In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years) from the date on which the stock option is granted.
2.3.5   Vesting and Exercise of Stock Option and Payment for CDIs and Shares.   A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any CDIs or Shares not acquired pursuant to the exercise of a stock option on or following the applicable vesting date because the Grantee chose to exercise less than the total number of vested options at the time of exercise may be acquired thereafter at any time before the final expiration of the stock option.
To exercise a stock option, the Grantee must give written notice to Coronado specifying the number of stock options to be exercised and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:
(a)   personal check,
(b)   CDIs or Shares, based on the Fair Market Value as of the exercise date, of the same class of securities as those to be granted by exercise of the stock option,
(c)   any other form of consideration approved by the Company and permitted by applicable law and
(d)   any combination of the foregoing.
The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Coronado on terms acceptable to Coronado with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share or other applicable security certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, CDIs or Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.3.6   Repricing.   Except as otherwise permitted by Section 1.6 and subject to the ASX Listing Rules, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Coronado’s stockholders.

2.4
Stock Appreciation Rights

2.4.1   Grant.   Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine. A stock appreciation right granted under the Plan represents a right to receive, upon exercise, a payment equal to the excess of the Fair Market Value of a CDI or a Share, as applicable, on the date of exercise of a stock appreciation right over the exercise price of such stock appreciation right.
2.4.2   Exercise Price.   The exercise price per CDI or Share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6, may never be less than the Fair Market Value.
2.4.3   Term of Stock Appreciation Right.   In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.
2.4.4   Vesting and Exercise of Stock Appreciation Right and Delivery of CDIs and Shares.   Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on or following the applicable vesting date because the Grantee chose to exercise less than the total number of vested stock appreciation rights at the time of exercise may be exercised thereafter at any time before the final expiration of the stock appreciation right.
To exercise a stock appreciation right, the Grantee must give written notice to Coronado specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, CDIs, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:
(a)   the excess of:
(1)
the Fair Market Value of the CDIs or Shares on the date of exercise over

(2)
the exercise price of such stock appreciation right multiplied by

(b)   the number of stock appreciation rights exercised will be delivered to the Grantee.
Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Coronado on terms acceptable to Coronado with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, CDIs or Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.4.5   Repricing.   Except as otherwise permitted by Section 1.6 and subject to the ASX Listing Rules, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Coronado’s stockholders.
2.5
Restricted Shares and CDIs

2.5.1   Grants.   The Committee may grant or offer for sale restricted shares or restricted CDIs, subject to applicable law and ASX Listing Rules in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such restricted shares or restricted CDIs, as applicable, the Grantee will have, in the case of restricted shares, the rights of a stockholder with respect to the restricted shares, and, in the case of restricted CDIs, the rights of a holder of CDIs with respect to the restricted CDIs, in each case subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Coronado or its designated agent until the time the restrictions lapse. Each Grantee of an Award of restricted CDIs will be noted in a book entry system and will be subject to a holding lock until the time the restriction lapses.
2.5.2   Right to Vote and Receive Dividends on Restricted Shares.   Each Grantee of an Award of restricted shares or restricted CDIs will, during the period of restriction, be the beneficial and record owner of such restricted shares or restricted CDIs and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any restricted share or restricted CDIs will be paid to the relevant Grantee (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6).
2.6
Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A restricted stock unit granted under the Plan represents the right to receive CDIs, Shares, cash or other securities or property in the future, at such times, and subject to such conditions, as the Committee shall determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Coronado, until delivery of CDIs, Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive CDIs, Shares, cash or other securities or property or a combination thereof, as specified by the Committee.
2.7
Dividend Equivalent Rights

The Committee may include in the Award Agreement, with respect to any Award, a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on CDIs or Shares covered by such Award if such CDIs or Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Coronado until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, CDIs, Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.
2.8
Performance-Based Awards and Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted CDIs, Shares, performance share awards, performance units settled in cash (“Other Stock-Based or Cash-Based Awards”)) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of CDIs or Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of a specific jurisdiction. For the avoidance of doubt, stock options, stock appreciation rights, restricted shares, and restricted stock units may constitute performance-based awards.
ARTICLE III
MISCELLANEOUS
3.1
Amendment of the Plan

3.1.1   Unless otherwise provided in the Plan or in an Award Agreement, the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6 and 3.6, no such amendment shall materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6 and 3.6, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2   Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of the stockholders of Coronado.
3.2
Tax Withholding

Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any CDIs or Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award,
(a)   the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including CDIs or Shares otherwise deliverable),
(b)   the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or
(c)   the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the maximum amounts of such taxes required by law to be withheld.
3.3
Required Consents and Legends

3.3.1   If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of CDIs or Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.14, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.
3.3.2   The term “Consent” as used in this Article III with respect to any Plan Action includes:
(a)   any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,
(b)   any and all written agreements and representations by the Grantee with respect to the disposition of CDIs, Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,
(c)   any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,
(d)   any and all consents by the Grantee to:
(1)   the Company’s supplying to any third-party record-keeper of the Plan such personal information as the Committee deems advisable to administer the Plan,
(2)   the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and

(3)   the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on CDIs or Shares delivered under the Plan and
(e)   any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the shares of Common Stock or other security interests of the Company on any securities exchange.
3.4
Right of Offset

The Company will have the right to offset against its obligation to deliver CDIs or Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
3.5
Non-assignability; No Hedging

No Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative, unless the Committee otherwise determines in its sole discretion. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.
3.6
Change in Control

3.6.1   In the event of a Change in Control, unless otherwise set forth in an applicable Award Agreement, a Grantee’s Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of Employment within a specified period after a Change in Control, subject to ASX Listing Rules) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing; (v) accelerate the vesting of Awards in full or on a pro-rata basis as determined by the Committee; or provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all CDIs and Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.1 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.
3.7
No Continued Employment or Engagement; Right of Discharge Reserved

Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Grantee any right to continued Employment, or other engagement, with the Company, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such Employment or other engagement at any time.
3.8
Nature of Payments

3.8.1   Any and all grants of Awards and deliveries of CDIs, Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for Coronado or any Subsidiary by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole CDIs or Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional CDIs or Shares. Fractional CDIs or Shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
3.8.2   All such grants and deliveries of CDIs, Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.
3.9
Non-Uniform Determinations

3.9.1   The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.
3.9.2   To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed in a particular jurisdiction or both and grant Awards (or amend existing Awards) in accordance with those rules.
3.10
Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.11
Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
3.12
Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided, further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.13
Clawback/Recapture

Where, in the opinion of the Board:
(a)   a Grantee:
(1)   has acted fraudulently or dishonestly;
(2)   has engaged in gross misconduct;
(3)   has engaged in an act which has brought the Company into disrepute;
(4)   has breached his or her duties or obligations to the Company; or
(5)   is convicted of an offence or has a judgment entered against them in connection with the affairs of the Company; or
(b)   There is Financial Misstatement Circumstance; or
(c)   a Grantee’s Awards vest or may vest as a result of the fraud, dishonesty or breach of duties or obligations of any other person and, in the opinion of the Board, the Awards would not have otherwise vested; or
(d)   the Company is required by or entitled under law or Company policy to reclaim remuneration from a Grantee,
The Board may determine that:
(e)   any of the following held by or on behalf of the Grantee:
(1)   unvested Awards;
(2)   vested but unexercised Awards;
(3)   restricted stock units, restricted shares and/or CDIs or Shares allocated under the Plan,
Will lapse or be deemed to be forfeited (as the case may be), and/or
(f)   a Grantee must pay or repay (as the case may be) to the Company as a debt:
(1)   all or part of the net proceeds of sale where CDIs or Shares allocated under the Plan have been sold;
(2)   any cash payment received on vesting of Awards or in lieu of an allocation of CDIs or Shares; and/or
(3)   any dividends received in respect of CDIs or Shares allocated under the Plan.
The Board may specify in an Award Agreement additional circumstances in which a Grantee’s entitlement to Awards may be reduced or extinguished.
3.14
Section 409A

3.14.1   All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

3.14.2   Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(a)   any payment due upon a Grantee’s termination of employment shall be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;
(b)   any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;
(c)   any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(b) of the Code) shall be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;
(d)   to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of CDIs or Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the CDIs or Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);
(e)   with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;
(f)   if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment;
(g)   if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and
(h)   for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Coronado, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
3.15
Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
3.16
Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
3.17
Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA).
3.18
No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.
3.19
No Third-party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
3.20
Successors and Assigns of Coronado

The terms of the Plan will be binding upon and inure to the benefit of Coronado and any successor entity contemplated by Section 3.6.
3.21
Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.
3.22
Directors

If the Grantee is a Director, stock-based awards (other than restricted shares or CDIs) that entitle the Grantee to receive Shares or CDIs on vesting (and if applicable, exercise) must be satisfied by Shares or CDIs that have been purchased on market, unless:
a)   stockholder approval is not required under the ASX Listing Rules; or
b)   stockholder approval has been obtained to the extent required under the ASX Listing Rules.
3.23
Participation in new issues

Equity-based or equity-related Awards (other than restricted shares and restricted CDIs) carry no entitlement to participate in new issues of Shares or CDIs by the Company prior to the vesting and exercise (if applicable) of the Award.

3.24
Date of Adoption and Approval of Stockholders

The Plan was adopted on September 21, 2018 by the Board (the “Effective Date”) and approved by Coronado’s stockholders on September 21, 2018.

APPENDIX B
CORONADO GLOBAL RESOURCES INC. EMPLOYEE STOCK PURCHASE PLAN
Set forth below is the text of the Coronado Global Resources Inc. Employee Stock Purchase Plan, or the ESPP. The ESPP will be approved if Proposal 6 is adopted.
CORONADO GLOBAL RESOURCES INC.
EMPLOYEE STOCK PURCHASE PLAN
1.   Purpose.   The purpose of this Plan is to provide eligible employees of the Company and its Participating Subsidiaries with an opportunity to purchase CDIs representing shares of Common Stock of the Company through accumulated Employee Contributions and Matching Contributions. The Company does not intend that the Plan will qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. All references to $ in the Plan shall be references to U.S. dollars.
2.
Definitions.

2.1   “Account” shall mean each separate account maintained for a Participant under the Plan by Computershare, collectively or singly as the context requires. Each Account shall be credited with a Participant’s Employee Contributions and the Matching Contributions made by the Company and shall be charged for the purchase of CDIs. A Participant shall be fully vested in his or her Account, with respect to the Participant’s Employee Contributions, at all times. The Committee may create special types of Accounts and subaccounts for administrative reasons.
2.2   “ASX” means ASX Limited ACN 008 624 691 or the Australian Securities Exchange, as the context required.
2.3   “ASX Settlement” means ASX Settlement Pty Limited (ABN 49 008 504 532).
2.4   “ASX Settlement Operating Rules” means the settlement operating rules of ASX Settlement.
2.5   “Australian ADI” means the Australian authorized deposit taking institution which is regulated by the Australian Prudential Regulation Authority under the Australian Banking Act.
2.6   “Australian Participant” means a Participant who resides in Australia and who has elected to participate in the Plan and who receives the offer to purchase CDIs under the Plan.
2.7   “Board” shall mean the Board of Directors of the Company.
2.8   “CDI” is a CHESS depositary interest, being a security interest as defined in the ASX Settlement Operating Rules, that represents one tenth of a share of Common Stock and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 17. Notwithstanding the foregoing, to the extent that after the Effective Date the shares of the Company’s Common Stock become listed on the New York Stock Exchange or any other U.S. national stock exchange, then for Participants in the United States, references to CDIs herein will be deemed to be references to shares of Common Stock listed on such stock exchange, as applicable, with any necessary corresponding adjustments to reflect the relative values of CDIs and shares of Common Stock.
2.9   “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
2.10   “Committee” shall mean the Compensation and Nominating Committee of the Board, or any person or committee authorized by the Compensation and Nominating Committee to administer the Plan pursuant to Section 13.
2.11   “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.
2.12   “Company” shall mean Coronado Global Resources Inc., a Delaware corporation.

2.13   “Compensation” shall mean all base, straight time salary, wages, and for Australian Participants including superannuation contributions that is part of such Australian Participants total employment cost, but excluding all other forms of compensation, such as overtime premiums, annual incentives, commissions and bonuses.
2.14   “Computershare” means Computershare Plan Manager PTY Limited.
2.15   “Corporations Act” means the Corporations Act 2001 (Cth).
2.16   “Effective Date” is defined in Section 23.
2.17   “Employee” shall mean an individual who renders services to the Company or to a Participating Subsidiary pursuant to an employment relationship with such employer. A person rendering services to the Company or to a Participating Subsidiary purportedly as an independent consultant or contractor, a leased employee or a temporary worker engaged through an employment agency shall not be an Employee for purposes of the Plan.
2.18   “Employee Contributions” is defined in Section 6.1.
2.19   “Enrollment Period” shall mean the period prescribed by the Committee and set forth in the Offer Document for the applicable Plan Year, during which the Participant may elect to participate in the Plan for the immediately following Plan Year.
2.20   “Hardship” is defined in Section 11.2.
2.21   “Holding Period” is defined in Section 10.2.
2.22   “Inside Information” is defined in Section 8.2.
2.23   “Matching Contribution” means an amount contributed by the Company or any Participating Subsidiary (in cash) equal to a percentage of the Participant’s Employee Contributions in an amount up to but not exceeding 25% as determined by the Committee and set forth in the Offer Document, which will be applied to purchase CDIs by or on behalf of a Participant on a Purchase Date pursuant to the terms of the Plan.
2.24   “New Purchase Date” is defined in Section 17.2.
2.25   “Offer Document” is defined in Section 6.3.
2.26   “Participant” shall mean an Employee who is participating in this Plan by meeting the eligibility requirements of Section 4 and electing to participate in the Plan during the applicable Enrollment Period in accordance with procedures prescribed by the Company.
2.27   “Participating Subsidiary” shall mean each Subsidiary of the Company which the Committee designates to participate in the Plan from time to time.
2.28   “Plan” shall mean this Coronado Global Resources Inc. Employee Stock Purchase Plan, as amended or amended and restated from time to time.
2.29   “Plan Year” shall mean the calendar year during which a Participant may participate in the Plan; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Plan Year, a shorter or longer Plan Year beginning and ending on the dates selected by the Committee and set forth in the applicable Offer Document for such Plan Year.
2.30   “Policy” is defined in Section 27.1.
2.31   “Purchase Date” shall mean the last payroll day of February, May, August and November (or such other dates determined by the Committee and set forth in the applicable Offer Document) of each Plan Year, if such payroll day is also a Trading Day; if such payroll day is not a Trading Day, then the Purchase Date will be the first Trading Day following such payroll day.
2.32   “Purchase Price” shall mean the weighted average price of CDIs purchased by Computershare on the behalf of the Participants on the Purchase Date.

2.33   “Relevant Documents” is defined in Section 28.1.
2.34   “Relevant Person” is defined in Section 28.3.
2.35   “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, as defined in Section 424(f) of the Code.
2.36   “Trading Day” shall mean a day on which the ASX or such other applicable stock exchange is open for trading.
2.37   “Withdrawal Date” is defined in Section 11.2.
3.
CDIs.

3.1   A Participant shall have no interest or voting right in CDIs until such CDIs have been purchased and are issued or transferred to the Participant. All CDIs to be purchased by Participants under the Plan shall be CDIs purchased by Computershare on the open market after the Effective Date.
3.2   Subject to Section 10, CDIs to be delivered to a Participant under the Plan shall be held on behalf of the Participant.
4.
Eligibility.

4.1   An Employee shall become eligible to become a Participant in the Plan if he or she first meets all of the following requirements as of the first day of a Plan Year:
4.1.1.   The Employee is a permanent employee (i.e., (i) the Employee has an employment contract with the Company or a Participating Subsidiary or (ii) the Company determines, in its sole discretion, that the Employee has a reasonable expectation that the Employee’s employment is on an on-going basis and is not limited to a specific period of time or termination date;
4.1.2.   The Employee has been employed by the Company or a Participating Subsidiary for a period of at least three months as of the first day of a Plan Year;
4.1.3.   The Employee does not own 5% or more of the Company’s voting securities;
4.1.4.   The Employee is not a member of the Board of Directors; and
4.1.5.   The Employee complies with any other eligibility requirements the Committee may establish.
4.2   Notwithstanding any provisions of the Plan to the contrary, if a Participant is on unpaid sick leave or on any other unpaid leave of absence approved by the Company or the Participating Subsidiary, such Participant shall not be eligible to participate or make Employee Contributions in the Plan during the period of such leave; provided that when such Participant returns from such unpaid leave and again begins receiving Compensation from the Company or the Participating Subsidiary, such Participant shall resume participation in the Plan to the extent such Participant continues to satisfy the eligibility requirements described in Section 4.1, and such Participant shall resume making Employee Contributions in the same amount per pay period as such Participant elected during the Enrollment Period for the applicable Plan Year; provided that such Participant (i) returns from such unpaid leave during the same Plan Year in which such unpaid leave began and (ii) has not elected to withdrawal from the Plan pursuant to Section 11.2 or Section 26, if applicable.
5.   Offering Periods.   The Plan shall be implemented by consecutive Plan Years, in each case, beginning on the dates specified by the Committee in the applicable Offer Document, until suspended or terminated in accordance with Section 18 hereof. The Committee shall have the power to change the duration (including the starting dates and ending dates) of Plan Years and the dates of Purchase Dates within Plan Years with respect to future offerings.

6.
Participation.

6.1   An eligible Employee may become a Participant in the Plan by making an election, in the manner prescribed by the Company during the applicable Enrollment Period, to contribute a portion of such Employee’s Compensation (subject to the limits described in Section 7.1) to his or her Account through after-tax payroll deductions or other employee contributions permitted by the Committee (collectively “Employee Contributions”). Notwithstanding the foregoing, Participants cannot enroll during the Enrollment Period if they are in possession of Inside Information regarding the Company at the time of such enrollment. An eligible Employee must agree in writing to the terms of the Plan prior to becoming a Participant.
6.2   Employee Contributions for a Participant with respect to a Plan Year will be in substantially equal installments during the course of each Plan Year (i.e., January 1 through December 31, or in the case of a Plan Year with a different duration, the period between the first day of such Plan Year through the last day of such Plan Year), unless sooner terminated by the Participant as provided in Sections 11 or 26 hereof.
6.3   An offer to participate in the Plan must be in writing (“Offer Document”) and must include or be accompanied by a copy, or a summary of, the Plan. If the Company provides a summary (rather than a copy) of the Plan, the Offer Document must include a requirement that the Company will, within a reasonable period and in any event within 10 business days of a Participant requesting a copy of the Plan, provide the Participant with a copy of the Plan, without charge. A Participant cannot acquire CDIs, or rights to acquire CDIs, under an offer until at least 14 days after receiving the Offer Document.
7.
Employee Contributions.

7.1   At the time a Participant elects to participate in the Plan with respect to a Plan Year, he or she shall elect to have Employee Contributions in the form of after-tax payroll deductions during such Plan Year in an aggregate designated dollar amount up to the lesser of (i) US $ 25,000 (or the equivalent value in Australian dollars as of the first day of the Plan Year) in the aggregate or (ii) 100% of the total Compensation paid to the Participant during such Plan Year in the aggregate. Such Employee Contributions shall be equally divided into payments on each payday occurring during such Plan Year. Following the Enrollment Period, the Participant may not increase or decrease the amount of his or her Employee Contributions for the Plan Year commencing immediately following the end of such Enrollment Period. Notwithstanding the foregoing, a Participant may reduce his or her Employee Contributions to $0 as provided in Section 11 or Section 26, if applicable.
7.2   All Employee Contributions and Matching Contributions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any contributions or payments to such Account other than through payroll deductions except to the extent expressly permitted by the Committee. Matching Contributions will be credited to the Participant’s Account at the time or times determined by the Committee, which may be during the Enrollment Period, as of the Purchase Date or at such other time determined by the Committee. Notwithstanding the foregoing, a Participant shall have no vested right to or interest in Matching Contributions until they are applied to the purchase of CDIs on a Purchase Date.
7.3   A Participant’s election under the Plan which is in effect as of the last day of a Plan Year shall continue in effect for the next following Plan Year unless the Participant affirmatively increases or decreases the amount of his or her Employee Contributions for such subsequent Plan Year pursuant to Section 7.1 or withdrawals and terminates his or her participation for such Plan Year pursuant to Sections 11 or 26.
7.4   Notwithstanding the foregoing, to the extent necessary to comply with Section 27 hereof (as applicable) or other applicable legal restrictions or stock exchange requirements, payment of Matching Contributions or a Participant’s Employee Contributions or purchases under the Plan may be suspended by the Company at any time during any Plan Year.
7.5   At the time CDIs are purchased under the Plan on the applicable Purchase Date, or at the time some or all of the CDIs issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the purchase or disposition of the CDIs. At any time, the Company may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to the sale or disposition of CDIs by the Participant. The Participant, and not the Company, is solely responsible for any income tax associated with any Matching Contributions under the Plan.
7.6   For Australian Participants, the Offer Document must state:
7.6.1.   the Australian ADI where Employee Contributions are held;
7.6.2.   the length of time Employee Contributions may be held;
7.6.3.   the rate of interest payable (if any) on the Employee Contributions held in the Account.
8.
Purchase of CDIs.

8.1   Unless a Participant withdraws from the Plan as provided in Sections 11 or 26 below or such purchase is prohibited under Section 27, on the Purchase Date, the Participant shall automatically purchase the maximum number of full CDIs determined by dividing (i) the aggregate amount equal to the sum of the amount of the Participant’s Employee Contributions and Matching Contributions accumulated in the Participant’s Account as of the Purchase Date by (ii) the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Section 7.1 hereof. No fractional CDIs shall be purchased.
8.2   Notwithstanding anything in the Plan to the contrary, if a Participant is in possession of “inside information” (as defined in section 1042A of the Corporations Act) (“Inside Information”) on a Purchase Date, such Participant shall not purchase any CDIs on such Purchase Date. Any Employee Contributions or Matching Contributions accumulated to a Participant’s Account which cannot be used to purchase CDIs as a result of the Participant being in possession of such Inside Information shall be retained in such Account on behalf of the Participant, subject to Section 9, until the next Purchase Date (or such other date as agreed with the Company) on which such Participant is not in possession of Inside Information. For the avoidance of doubt, if the Participant possesses Inside Information on a Purchase Date, it is the Participant’s sole responsibility to timely notify the Company that the Participant possesses such Inside Information so that the Participant does not purchase CDIs on such Purchase Date in violation of this Section 8.2, and in no event shall the Company be liable to the Participant if the Participant fails to timely provide such notice to the Company.
9.
Rollovers.

9.1   Notwithstanding anything in the Plan to contrary, in the event a Participant cannot acquire CDIs on a Purchase Date because of the operation of Sections 7.4, 8.2, 27.1 and/or 27.2 of this Plan, the relevant Employee Contributions (and Matching Contributions, if any) shall be credited to the Participant’s Account and used for the next Purchase Date during the same Plan Year, if applicable, unless such Participant withdraws from the Plan as provided in Sections 11 or 26 prior to such Purchase Date.
9.2   Further notwithstanding anything in the Plan to the contrary, any monies attributable to Employee Contributions and Matching Contributions that remain in a Participant’s Account after the last Purchase Date during a Plan Year for any reason (including as a result of the application of Sections 8.2 or 9.3) shall remain in the Participant’s Account as Employee Contributions and Matching Contributions for the first Purchase Date in the Plan Year following the Plan Year in which such contributions were originally made unless such Participant withdraws from the Plan as provided in Sections 11 or 26 prior to such Purchase Date.
9.3   Any Employee Contributions or Matching Contributions accumulated in a Participant’s Account which are not sufficient to purchase a full CDI shall be retained in the Participant’s Account for the subsequent Purchase Date or subsequent Plan Year, as applicable, subject to Section 9.2.
9.4   Notwithstanding any provisions of the Plan to the contrary, amounts that have been rolled over into the Participant’s Account from an earlier Plan Year pursuant to Sections 9.2 or 9.3 shall not count toward the maximum Employee Contribution limit described in Section 7.1 for any subsequent Plan Year.

10.
Issuance or Transfer of CDIs.

10.1   As promptly as practicable after each Purchase Date on which a purchase of CDIs occurs, Computershare shall deliver the CDIs purchased by the Participant to the Participant’s Account.
10.2   The deposited CDIs may not be transferred from the Participant’s Account until the end of the six-month period measured from the last day of the Plan Year in which the CDIs were purchased (the “Holding Period”). The Company may, at any time prior to the expiration of the Holding Period, place a legend or legends on any certificate or book entry notation representing CDIs acquired pursuant to this Plan requesting that Computershare restrict any transfer of the CDIs. Any CDIs held for the required Holding Period may be transferred out of the Participant’s Account. CDIs may not be transferred from the Participant’s Account for use as collateral for a loan, unless those CDIs have been held for the Holding Period. The foregoing procedures shall apply to all CDIs purchased by the Participant under the Plan, whether or not the participant continues in Employee status. The Company will pay the administrative costs and brokerage related fees, costs and taxes for establishing the Participants’ Accounts and holding or acquiring (but not trading or selling) CDIs. A Participant who is a former Employee who wishes to continue to hold CDIs in such Participant’s Account after the expiration of the Holding Period must pay any administration fee and all related brokerage fees, costs or taxes associated with holding, trading or selling the CDIs in such Participant’s Account after the end of the Holding Period.
11.
Withdrawal; Termination of Employment.

11.1   Except as otherwise provided in Sections 11.2, 11.3 and 26, a Participant shall not be permitted to withdrawal from the Plan during any ongoing Plan Year.
11.2   Notwithstanding anything in the Plan to the contrary, if a Participant experiences a Hardship (as defined below) during a Plan Year, such Participant may withdraw all but not less than all of the Employee Contributions (but not Matching Contributions) credited to his or her Account that have not been used to purchase CDIs under the Plan. A “Hardship” means a serious financial hardship experienced by the Participant that the Company, in its sole and absolute discretion, determines is sufficient to justify the Participant’s withdrawal from the Plan. The Participant may make such a Hardship withdrawal by delivering a withdrawal election, in the manner prescribed by the Company, to the Company; provided, however, that except as provided for in Section 27.2, a Participant may not make such withdrawal election later than 45 days prior to the end of the last Purchase Date in the applicable Plan Year. Any such withdrawal election shall take effect within 45 days after the date such election is delivered to the Company (such effective date, the “Withdrawal Date”). All of the Participant’s Employee Contributions (and excluding any Matching Contributions) credited to his or her Account which have not been used to purchase CDIs shall be paid to such Participant on or before the Withdrawal Date and such Participant will automatically forfeit his or her right to purchase CDIs for any remaining Purchase Dates during the Plan Year in which the Participant took the Hardship withdrawal. No further Employee Contributions or Matching Contributions for the purchase of CDIs shall be made during the remainder of the Plan Year in which the Participant took the Hardship withdrawal and any Matching Contributions credited to the Participant’s Account that were not used to purchase CDIs will be returned to the Company. If a Participant withdraws due to Hardship, the Participant may make an election to resume his or her participation in the Plan during the Enrollment Period for the Plan Year that begins immediately following the Plan Year in which the Participant took the Hardship withdrawal.
11.3   Notwithstanding anything in the Plan to the contrary, upon termination of a Participant’s employment for any reason (including death, disability, resignation, termination or retirement) or a change in the Participant’s employment status following which the Participant is no longer eligible to participate in the Plan pursuant to Section 4.1, in which such termination or change occurs at least 30 days prior to a Purchase Date, the Participant will be deemed to have elected to withdraw from the Plan. Employee Contributions (but not Matching Contributions) credited to and remaining in such Participant’s Account as of the date of such termination or change in status shall be returned to the Participant or, in the case of death, to the persons entitled thereto under Section 14, and such Participant will automatically forfeit his or her right to purchase CDIs for any remaining Purchase Dates during such Plan Year. If such termination of employment or change in employment status occurs less than 30 days prior to the Purchase Date, the

Participant’s accumulated Employee Contributions and Matching Contributions shall remain in the Participant’s Account and shall be applied to purchase CDIs on the next Purchase Date, whereupon the Participant’s participation in the Plan shall terminate immediately thereafter.
12.   Interest.   No interest shall accrue on the Employee Contributions of a Participant in the Plan or on any other amount credited to a Participant’s Account.
13.   Administrative Body.   The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable. The Committee may delegate to any committee, person (whether or not an employee of the Company or a Participating Subsidiary) or entity any of its responsibilities or duties hereunder, in accordance with applicable law and the rules of any applicable stock exchange.
14.   Payment Upon Participant’s Death.   A Participant may designate a beneficiary who is to receive any CDIs or Employee Contributions (but not Matching Contributions), if any, in the Participant’s Account in the event of such Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the CDIs or Employee Contributions (but not Matching Contributions), if any, shall be distributed to the Participant’s estate.
15.   Transferability.   Neither Employee Contributions credited to a Participant’s Account nor any rights to purchase CDIs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void ab initio and without effect.
16.   Account Information.   Individual Accounts shall be maintained for each Participant in the Plan. Computershare shall make available to each Participant information relating to the activity of such Participant’s Account, including the amounts of Employee Contributions, Matching Contributions, the Purchase Price, the number of CDIs purchased and the remaining cash balance, if any, with respect to such Account.
17.
Adjustments Upon Dissolution, Merger or Asset Sale.

17.1   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the then-current Plan Year and the Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.
17.2   Change in Control.   In the event of a Change in Control (as defined in the 2018 Equity Incentive Plan of the Company, but excluding subparagraph (e) of that definition), each right to purchase CDIs granted under the Plan shall be assumed, or an equivalent right to purchase CDIs shall be substituted, by such successor entity or a parent or subsidiary of such successor entity, unless the Board or Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to set a new Purchase Date (the “New Purchase Date”) or to cancel each outstanding right to purchase CDIs and cause Computershare to refund (i) all Employee Contributions (but not Matching Contributions) collected and unused from Participants to the Participants and (ii) refund all collected and unused Matching Contributions to the Company. If the Board or Committee sets a New Purchase Date in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify each Participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that such Participant will automatically purchase CDIs on the New Purchase Date, unless prior to such date such Participant has withdrawn from the Plan as provided in Sections 11 and 26 hereof. For purposes of this Section, a right to purchase CDIs granted under the Plan shall be deemed to be assumed if, following the Change in Control, the right to purchase CDIs confers the right to purchase, for each CDI subject to the purchase right immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the Change in Control by holders of CDIs for each CDI held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor entity or its parent (as defined in Section 424(e) of the Code), the Board or Committee may, with the consent of the successor entity, provide for the consideration to be received upon purchase of the CDIs to be solely common stock (or similar ownership interest) of the successor entity or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
18.
Amendment or Termination.

18.1   The Board or Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17, no amendment or termination may make any change in any right to purchase CDIs theretofore granted which adversely affects the rights of any Participant.
18.2   Without shareholder consent and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Purchase Dates, limit the frequency and/or number of changes in the amount withheld during a Plan Year, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of CDIs for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.
19.   No Rights to Continued Employment.   Neither this Plan nor the grant of any right to purchase CDIs hereunder shall confer any right on any Employee to remain in the employ of the Company or any Participating Subsidiary or restrict the right of the Company or any Participating Subsidiary to terminate such Employee’s employment.
20.   No Equal Rights And Privileges.   All Employees who participate in a an offering under the Plan need not have the same rights and privileges with respect to the offering under the Plan, including certain differences which may be mandated by local law. The Board or the Committee may impose restrictions on Eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.
21.   Notices.   All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.   Conditions Upon Issuance of CDIs.   CDIs shall not be issued unless the issuance and delivery of such CDIs shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Corporations Act, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the purchase of CDIs, the Company may require the person purchasing such CDIs to represent and warrant at the time of any such purchase that the CDIs are being purchased only for investment and without any present intention to sell or distribute such CDIs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.   Term of Plan.   The Plan shall become effective as of April 11, 2023, (the “Effective Date”). It shall continue in effect until the tenth anniversary of the Effective Date or such earlier date it is terminated pursuant to Section 18.
24.   Applicable Law.   The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.
25.   Non-U.S. Participants.   Without the amendment of the Plan, the Company may provide for the participation in the Plan by Employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Company be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Company may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Subsidiaries operate or have employees.
26.   Australian Contribution Plan.   All Employee Contributions made in connection with participation in the Plan must be authorized on the same form of application which is used in respect of the offer or on a form which is included in or accompanies the Offer Document. Any Employee Contributions made by an Australian Participant as part of the Plan shall be held in trust by Computershare as an Australian ADI on behalf of the Australian Participant in an Account of which is established and kept by Computershare solely for the purpose of depositing the Employee Contributions made under the Plan. Notwithstanding anything to the contrary in this Plan, an Australian Participant may elect to discontinue participation in the Plan at any time during a Plan Year by completing a withdrawal form, checking the box to stop or suspend (as applicable) Employee Contributions and returning the form to the Company as directed. As soon as practicable after that election is made (and in any event within 45 days of receiving the notice), all money deposited with the Australian ADI in relation to that Australian Participant (other than any Matching Contributions) must be refunded to that Australian Participant (with any interest on that amount, if applicable). CDIs that have been purchased for the benefit of that Australian Participant will continue to be held in the Australian Participant’s Account maintained in accordance with the terms of the offer and the Plan.
27.
Securities trading restrictions.

27.1   Interaction with Trading Policy.   This Plan is subject to the Company’s Securities Trading Policy (“Policy”). In particular, Participants who are directors or salaried employees of the Company and its subsidiaries cannot purchase CDIs under this Plan during the blackout periods set out in section 4.1 of the Policy.
27.2   Insider Trading.   This Plan is subject to the restrictions on insider trading in the Corporations Act. In particular, while in possession of Inside Information, Participants must not (i) purchase or cause to have purchased CDIs under this Plan and (ii) must not procure another person to acquire CDIs. Further, the Company must not be in possession of Inside Information when it solicits participation by Participants during an Enrollment Period.
27.3   Maximum Limits.   The total rights of Australian Participants to purchase CDIs under the Plan (together with any other securities offered to employees in Australia under any employee incentive plan) over a rolling three-year period shall not exceed 5% of the total number of shares of issued CDIs (or equivalent Common Stock) of the Company. The Company shall monitor compliance with this requirement for the duration of the Plan. In addition, the total rights of all Participants to purchase CDIs under the Plan in any calendar year attributable to Matching Contributions shall not exceed 1% of the total number of shares of issued CDIs (or equivalent Common Stock) of the Company as of the beginning of such calendar year, subject to adjustment, as determined by the Committee (in its sole and absolute discretion), to reflect any change in the capitalization of the Company, including (but not limited to) any merger, consolidation, reorganization, recapitalization, stock dividend, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, combination, repurchase, exchange, change in corporate structure or other similar equity restructuring transaction. Any CDIs purchased with Matching Contributions that have been rolled over into a subsequent calendar year by operation of Sections 7.4, 8.2, 27.1 or 27.2 of the Plan and that would have otherwise purchased CDIs in a prior calendar year in compliance with the calendar year limit described in the immediately preceding sentence, shall not count toward such calendar year limit for such subsequent calendar year.
28.   Australian Participants — Misleading statements and omissions.   The provisions of this Section 28 apply only in respect of Australian Participants.
28.1   Misleading Statements and Omissions.   This Plan and the Offer Document (“Relevant Documents”) must not include a misleading or deceptive statement, and must not omit any information that would result in the Relevant Documents being misleading or deceptive.

28.2   Updated Offer Document.   The Company must provide each Australian Participant with an updated Offer Document as soon as practicable after becoming aware that the Offer Document that was provided has become out of date, or is otherwise not correct, in a material respect.
28.3   Notification Obligations.   The directors of the Company or any person named, with their consent, in the Relevant Documents (each a “Relevant Person”), must notify the Company in writing as soon as practicable if, during the Enrollment Period, the Relevant Person becomes aware that:
28.3.1.   a material statement in the Relevant Documents is misleading or deceptive;
28.3.2.   information was omitted from any of the Relevant Documents that has resulted in one or more of the Relevant Documents being misleading or deceptive; or
28.3.3.   a new circumstance has arisen during the Enrollment Period which means the Offer Document is out of date, or otherwise not correct, in a material respect.
28.4   Liability.   An Australian Participant who suffers loss or damage because of a contravention of this Section 28, may recover the amount of the loss or damage from:
28.4.1.   the Company;
28.4.2.   each director of the Company;
28.4.3.   each person named in the Relevant Documents, with their consent, as a proposed director of the Company;
28.4.4.   in the case of a misleading or deceptive statement or omission — a person named, with their consent, in the Relevant Documents as having made the misleading or deceptive statement, or a statement on which the misleading or deceptive statement is based; and
28.4.5.   in the case of a failure by a Relevant Person to notify the Company of a misleading or deceptive statement, omission or new circumstance — the Relevant Person.
28.5   Limitation of Liability.   The Company or a Relevant Person is not liable for any loss or damage suffered by any Australian Participant because of a contravention of Sections 28.1 and 28.2 of this Plan, if:
28.5.1.   the Company or the Relevant Person made all inquiries (if any) that were reasonable in the circumstances and, after doing so, believed on reasonable grounds that the statement was not misleading or deceptive;
28.5.2.   the Company or the Relevant Person did not know that the statement was misleading or deceptive;
28.5.3.   the Company placed reasonable reliance on information given to the Company by someone other than a director, employee or agent of the Company, or the Relevant Person placed reasonable reliance on information given to the Relevant Person by someone other than an employee or agent of the Relevant Person;
28.5.4.   if the Relevant Person is a person who was named, with their consent, in the Relevant Documents, as a proposed director of the Company or otherwise, the person proves that they publicly withdrew their consent to being named in the Relevant Documents in that way; or
28.5.5.   the contravention arose because of a new circumstance that arose since the Offer Document was prepared and the Relevant Person proves that they were not aware of the matter.

000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext1234 5678 9012 345You may vote by phone instead of mailing this card.Your vote matters – here’s how to vote!PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. 2023 Annual General Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommends a vote FOR each of the nominees A listed in Proposals 1 and 2, and FOR Proposals 3, 4, 5 and 6. 1. Election of the Series A Director Nominee: ForWithhold 01 - Laura Tyson 2. Election of the Other Director Nominees: ForWithhold 01 - William (Bill) Koeck04 - Greg Pritchard 02 - Garold Spindler 05 - Douglas G. Thompson ForWithhold 03 - Philip Christensen ForWithhold 3. Approval, on a non-binding advisory basis, of our namedexecutive officers’ compensation 5. Approval of the issuance of up to 25,000,000 Securities underthe 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2(Exception 13) and for all other purposes For Against Abstain 4. Ratification of the appointment of Ernst & Young as theCompany’s independent registered public accounting firm for the fiscal year ending December 31, 2023 6. Approval of the Coronado Global Resource Inc. Employee StockPurchase Plan For Against Abstain Authorized Signatures — This section must be completed for your vote to count. Please B date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. C1234567890 1 U P X JNT 5 7 6 1 7 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2023 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held onMay 25, 2023 at 10:00 A.M., Australian Eastern Standard Time (May 24, 2023 at 8:00 P.M., United States Eastern Time),virtually via the internet at https://meetnow.global/MKTR2MJ Important notice regarding the Internet availability of proxy materials for the 2023 Annual General Meeting of Stockholders.The materials are available at: www.edocumentview.com/CRN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Coronado Global Resources Inc. Proxy Solicited by the Board of Directors of Coronado Global Resources Inc. for the Annual General Meeting of Stockholders onMay 25, 2023 (10:00 A.M., Australian Eastern Standard Time) / May 24, 2023 (8:00 P.M., United States Eastern Time).Gerhard Ziems and Christopher Meyering, or any of them (the “Proxies”), each with the power of substitution, are hereby authorized to represent and vote theshares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders ofCoronado Global Resources Inc. to be held on May 25, 2023 (10:00 A.M., Australian Eastern Standard Time) / May 24, 2023 (8:00 P.M., United States Eastern Time),or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thenominees listed in Proposals 1 and 2, and FOR Proposals 3, 4, 5 and 6.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting of Stockholders.(Proposals to be voted appear on reverse side)Coronado Global Resources Inc. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.

000004ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 C123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext Lodge your vote:Online:www.investorvote.com.auBy Mail:Computershare Investor Services Pty LimitedGPO Box 242 MelbourneVictoria 3001 AustraliaAlternatively you can fax your form to(within Australia) 1800 783 447(outside Australia) +61 3 9473 2555For Intermediary Online subscribers only(custodians) www.intermediaryonline.comFor all enquiries call:(within Australia) 1300 850 505(outside Australia) +61 3 9415 4000 Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. 2023 Annual General Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommends a vote FOR each of the nominees A listed in Proposal 2, and FOR Proposals 3, 4, 5 and 6. 2. Election of the Other Director Nominees: 01 - William (Bill) Koeck04 - Greg Pritchard 02 - Garold Spindler 05 - Douglas G. Thompson ForWithhold 03- Philip Christen ForWithhold 3. Approval, on a non-binding advisory basis, of our namedexecutive officers’ compensationFor Against Abstain4. Ratification of the appointment of Ernst & Young as theCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2023For Against Abstain5. Approval of the issuance of up to 25,000,000 Securities underthe 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2(Exception 13) and for all other purposes6. Approval of the Coronado Global Resource Inc. Employee StockPurchase Plan Authorized Signatures — This section must be completed for your vote to count. Please B date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. C 1234567890 1 U P X5 7 6 1 7 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDJNT

The 2023 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held onMay 25, 2023 at 10:00 A.M., Australian Eastern Standard Time (May 24, 2023 at 8:00 P.M., United States Eastern Time),virtually via the internet at https://meetnow.global/MKTR2MJ. Important notice regarding the Internet availability of proxy materials for the 2023 Annual General Meeting of Stockholders.The materials are available at: www.edocumentview.com/CRN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Coronado Global Resources Inc. Proxy Solicited by the Board of Directors of Coronado Global Resources Inc. for the Annual General Meeting of Stockholders onMay 25, 2023 (10:00 A.M., Australian Eastern Standard Time) / May 24, 2023 (8:00 P.M., United States Eastern Time).Gerhard Ziems and Christopher Meyering, or any of them (the “Proxies”), each with the power of substitution, are hereby authorized to represent and vote theshares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders ofCoronado Global Resources Inc. to be held on May 25, 2023 (10:00 A.M., Australian Eastern Standard Time) / May 24, 2023 (8:00 P.M., United States Eastern Time),or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thenominees listed in Proposals 1 and 2, and FOR Proposals 3, 4, 5 and 6.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting of Stockholders.(Proposals to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.

Coronado

Coronado Global Resources Inc.
ARBN 628 199 468

Need assistance?

Online
www.investorcentre.com/contact

CRN

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

YOUR VOTE IS IMPORTANT

CDI Voting Instruction Form

How to Vote on Items of Business

Each CHESS Depositary Interest (CDI) is equivalent to one-tenth of a share of Company Common Stock, so that every 10 (ten) CDI registered in your name at 11 April 2023 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, i.e., Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

Lodge your Form: XX

Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is:

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

298508_01_V3

Samples/000001/000001/i12

Coronado Global Resources Inc. ARBN 628 199 468 CRNMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030 Need assistance?Phone1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia)Onlinewww.investorcentre.com/contact YOUR VOTE IS IMPORTANTFor your vote to be effective it must bereceived by 10:00am (AEST) on Monday,22 May 2023. CDI Voting Instruction Form How to Vote on Items of BusinessEach CHESS Depositary Interest (CDI) is equivalent to one-tenth of a share of CompanyCommon Stock, so that every 10 (ten) CDI registered in your name at 11 April 2023 entitlesyou to one vote.You can vote by completing, signing and returning your CDI Voting Instruction Form. This formgives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote theunderlying shares on your behalf. You need to return the form no later than the time and dateshown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESSDepositary Interest votes and to vote on the underlying shares.SIGNING INSTRUCTIONS FOR POSTAL FORMSIndividual: Where the holding is in one name, the securityholder must sign.Joint Holding: Where the holding is in more than one name, all of the securityholders shouldsign.Power of Attorney: If you have not already lodged the Power of Attorney with the Australianregistry, please attach a certifi ed photocopy of the Power of Attorney to this form when youreturn it.Companies: Only duly authorised offi cer/s can sign on behalf of a company. Please sign inthe boxes provided, which state the offi ce held by the signatory, i.e., Sole Director, SoleCompany Secretary or Director and Company Secretary. Delete titles as applicable.Need assistance? Lodge your Form:Online:Lodge your vote online atwww.investorvote.com.au using yoursecure access information or use yourmobile device to scan the personalisedQR code.Your secure access information is:For Intermediary Onlinesubscribers (custodians) go towww.intermediaryonline.comBy Mail:Computershare Investor Services Pty LimitedGPO Box 242Melbourne VIC 3001AustraliaBy Fax:1800 783 447 within Australia or +61 3 9473 2555 outside AustraliaPLEASE NOTE: For security reasons itis important that you keep your SRN/HINconfi dential. Samples/000001/000001/i12

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address**. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd
Please mark box A **OR** B

OR

B ☐ **appoint the Chairman of the Annual Meeting** **OR** ☐

Step 2 Items of Business

Proposal 3:	For	Against	Abstain
Approval, on a non-binding advisory basis, of our named executive officers' compensation	☐	☐	☐

Proposal 6:	For	Against	Abstain
Approval of the Coronado Global Resources Inc. Employee Stock Purchase Plan	☐	☐	☐

Individual or Securityholder 1	Securityholder 2	Securityholder 3
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

Contact Name ____________________ **Contact Daytime Telephone** ____________________ **Date** ___ / ___ / ___

CRN 2 9 8 5 0 8 A

Computershare

298508_01_V3

MR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030 Change of address. If incorrect,mark this box and make thecorrection in the space to the left.Securityholders sponsored by abroker (reference numbercommences with ‘X’) should adviseyour broker of any changes. I 9999999999 I ND CDI Voting Instruction Form Please mark to indicate your directions Step 1 CHESS Depositary Nominees will vote as directedVoting Instructions to CHESS Depositary Nominees Pty LtdPlease mark box A OR BI/We being a holder of CHESS Depositary Interests of Coronado Global Resources Inc. (the Company), hereby direct CHESS DepositaryNominees Pty Ltd (CDN) to:A vote on my/our behalf with respect to the Items of Business below in the manner instructed in Step 2 below.ORB appoint the Chairmanof the Annual Meeting ORto attend, speak and vote the shares underlying my/our holding at the Annual General Meeting of Stockholders (the Annual Meeting) of theCompany to be held on Thursday, 25 May 2023 at 10:00am (AEST) and at any adjournment of the Annual Meeting in accordance with thedirections in Step 2 below. Where no direction is given, the proxy may vote as they see fit. Step 2 Items of BusinessVoting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed and received no later than10:00am Australian Eastern Standard Time on Monday, 22 May 2023 (or Sunday, 21 May 2023, at 8:00pm U.S. Eastern Time). Please readthe instructions overleaf before marking any boxes with an X.If you mark the ABSTAIN box for an Item, you are directing CDN or its appointed proxy not to vote on your behalf on a show of handsor a poll and your votes will not be counted in computing the required majority Proposal 2: Election of the DirectorNominees (Other than the Series A Director Nominee) 01 William (Bill) Koeck02 Garold Spindler03 Philip Christensen04 Greg Pritchard05 Douglas G. Thompson For Abstain Proposal 4:Ratifi cation of the appointment of Ernst& Young as the Company’s independentregistered public accounting fi rm for thefi scal year ending December 31, 2023Proposal 5:Approval of the issuance of up to 25,000,000Securities under the 2018 Equity IncentivePlan pursuant to ASX Listing Rule 7.2(Exception 13) and for all other purposesProposal 6:Approval of the Coronado GlobalResources Inc. Employee Stock PurchasePlan For Against Abstain For Against Abstain For Against Abstain Proposal 3:Approval, on a non-binding advisorybasis, of our named executiveoffi cers’ compensation For Against Abstain The Chairman of the Annual Meeting intends to vote undirected proxies in favour of each item of business. In exceptional circumstances,the Chairman of the Annual Meeting may change his/her voting intention on any item, in which case an announcement will be made on theAustralian Securities Exchange.SIGN Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Sole Director and Sole Company SecretarySecurityholder 2DirectorSecurityholder 3Director/Company SecretaryContactNameContactDaytimeTelephone Date C R N 2 9 8 5 0 8 A